EXHIBIT 99.1

                    BEFORE THE ARIZONA CORPORATION COMMISSION

COMMISSIONERS

MARC SPITZER, Chairman
JIM IRVIN
WILLIAM A. MUNDELL
JEFF HATCH-MILLER
MIKE GLEASON

IN THE MATTER OF THE APPLICATION OF
ARIZONA PUBLIC SERVICE COMPANY FOR A
HEARING TO DETERMINE THE FAIR VALUE OF                 DOCKET NO. E-01345A-03-__
THE UTILITY PROPERTY OF THE COMPANY FOR
RATEMAKING PURPOSES, TO FIX A JUST AND
REASONABLE RATE OF RETURN THEREON, TO                  APPLICATION
APPROVE RATE SCHEDULES DESIGNED TO
DEVELOP SUCH RETURN, AND FOR APPROVAL OF
PURCHASED POWER CONTRACT

     Pursuant to A.R.S. ss. 40-250, ET SEQ.; A.A.C. R14-2-103; and Decision No. 61973 (October 6, 1999), Arizona Public Service Company ("APS" or "Company") hereby files an Application for a permanent increase of at least $175 million on annualized test year sales, or 9.8 percent on average, for its jurisdictional electric operations, to become effective on July 1, 2004.

     The rate increase sought herein is required to enable the Company to maintain its credit ratings and attract new capital on reasonable terms, recover its costs of service, and permit APS to earn a fair rate of return on the fair value of its assets devoted to public service, which return will recover the Company's capital costs necessarily and prudently incurred in rendering adequate utility service to customers. The requested increase is necessary for APS to continue as the type of financially strong utility that can ensure APS customers continued reliable service, on demand, and at reasonable prices into the future.

     APS is requesting that the Arizona Corporation Commission ("Commission") recognize the higher fuel and purchased power expenses that are being incurred by the Company; allow APS to include in rates at cost of service certain generation assets of Pinnacle West Energy Corporation ("PWEC");(1) permit APS to recover the $234 million write off taken under the 1999 Settlement Agreement, which was approved in Decision No. 61973; and provide for the recovery of all prudently incurred costs to comply with the Commission's Retail Electric Competition Rules, A.A.C. R14-2-1601, ET SEQ. (the "Electric Competition Rules"), including the one-third of costs associated with the planned divestiture of generation from APS to PWEC that was not previously deferred pursuant to Decision No. 61973. Such amounts are included in the $175 million increase requested by this Application.

     In addition, APS requests that the Commission approve depreciation and amortization rates and classifications for certain of the Company's tangible and intangible property and approve a specific accounting and ratemaking treatment of costs associated with asset retirement obligations under the recently implemented Statement of Financial Accounting Standards No. 143 ("SFAS 143").

     Finally, APS is requesting Commission review of its long-term purchased power contract with PWEC, which was previously submitted to the Commission. This request is required by Section 5.3 of such contract. However, the need for such review and any subsequent Commission approval would be moot if the PWEC units are rate based as requested in this Application.

     In support of this Application, the Company respectfully states as follows:

----------
(1) These units are Redhawk Combined Cycle Units 1 and 2, West Phoenix Combined Cycle Units 4 and 5, and Saguaro Combustion Turbine Unit 3 (collectively, the "PWEC Units").

                                       I.

     The Company is a corporation duly organized, existing and in good standing under the laws of the State of Arizona. Its principal place of business is 400 North Fifth Street, Phoenix, Arizona, 85004, and its post office address is P.O. Box 53999, Phoenix, Arizona 85072-3999.

                                       II.

     The Company is a public service corporation principally engaged in the generation, transmission and distribution of electricity for sale in Arizona. In conducting such business, the Company operates an interconnected and integrated electric utility system.

                                      III.

     All communications and correspondence concerning this Application, as well as communications and pleadings with respect thereto filed by other parties, should be served upon the following:

                   Thomas L. Mumaw
                   Karilee S. Ramaley
                   Pinnacle West Capital Corporation Law Department
                   P.O. Box 53999
                   Phoenix, Arizona 85072-3999
                   Attorneys for Arizona Public Service Company

                   Jeffrey B. Guldner
                   Faraz Sanei
                   Snell & Wilmer L.L.P.
                   400 East Van Buren
                   Phoenix, Arizona 85004-2202
                   Attorneys for Arizona Public Service Company

                                       IV.

     This Commission has jurisdiction to conduct public hearings to determine the fair value of the property of a public service corporation, to fix a just and reasonable rate of return thereon, and thereafter, to approve rate schedules designed to develop such return. Further, the Commission has jurisdiction to establish the practices and procedures to govern the conduct of such hearing, including, but not limited to, such matters as notice, intervention, filing, service, exhibits, discovery and other prehearing and hearing matters.

                                       V.

     Accompanying this Application are all of the relevant standard filing requirements ("SFRs") and rate design schedules described in A.A.C. R14-2-103(2) and the direct testimony and attachments of the following witnesses:

               o   Steven M. Wheeler
               o   Donald G. Robinson
               o   Ajit P. Bhatti
               o   Chris N. Froggatt
               o   Laura L. Rockenberger
               o   Charles E. Olson, Ph.D.
               o   William H. Hieronymus, Ph.D.
               o   John H. Landon, Ph.D.
               o   Alan Propper
               o   David J. Rumolo
               o   Kenneth Gordon, Ph.D.

                                       VI.

     The Company respectfully requests that this Commission set a date for a hearing on this Application such that new rates for the Company will become effective July 1, 2004. At the hearing conducted pursuant to this rate request, APS will establish and hereby alleges that:

     (1) its current rates and charges do not permit the Company to earn a fair return on the fair value of its assets devoted to public service and are therefore no longer just and reasonable;

----------
2 This Application does not include SFR Schedule E-6 because such schedule applies only to a "combination utility" within the meaning of A.A.C. R14-2-103(A)(3)(q) which does not include APS.

     (2) the requested increase is the minimum amount necessary to allow the Company an opportunity to earn a fair return on the fair value of its assets devoted to public service, for preservation of the Company's financial integrity and for the attraction of new capital investment on reasonable terms;

     (3) the Company requires additional permanent revenue of at least $175 million based on annualized test period sales in order to continue to provide adequate and reliable electric service to its customers as required by law;

     (4) the PWEC Units were prudently planned and constructed and are used and useful, and the acquisition of the PWEC Units and their inclusion in rates at cost of service is appropriate and in the best interests of APS customers;

     (5) the recovery by APS of the $234 million write off taken pursuant to Decision No. 61973 and the recovery by APS of all prudently incurred costs to comply with the Commission's Electric Competition Rules, including the one-third of costs associated with the planned divestiture of generation from APS to PWEC that was not previously deferred pursuant to Decision No. 61973, is appropriate and warranted;

     (6) Section 3.4 of the APS-PWEC Track B contract(3) requires APS to file an application for approval and full cost recovery within 60 days of contract execution because deliveries are contemplated to occur after January 1, 2006; to the extent that further action by APS is required, this Application constitutes such action as is required by Section 3.4

----------
3 This contract was submitted to the Commission in APS' May 27, 2003 Report on the Track B Solicitation Process and is discussed in the Independent Monitor's Final Report on Track B Solicitation filed on June 13, 2003.

          of the contract, and APS requests that any Commission order regarding such contract be consistent with the Company's rate application; and

     (7) the requested increase and associated approvals fairly balance the interests of both APS' customers and its investors.

     WHEREFORE, THE COMPANY RESPECTFULLY REQUESTS that the Commission:

     A. Issue a procedural order establishing a date for hearing evidence concerning the Application and prescribing the time and form of notice to APS customers;

     B. Issue a final order granting the Company the permanent rate increase sought herein;

     C. Issue a final order authorizing APS' depreciation and amortization rates and classifications, and authorizing the requested treatment of asset retirement obligations resulting from SFAS 143; and

     D. Grant the Company such other relief as the Commission deems just and proper. RESPECTFULLY SUBMITTED this 27th day of June 2003.

                                        PINNACLE WEST CAPITAL CORP.

                                        Law Department

                                        Thomas L. Mumaw
                                        ----------------------------------------
                                        Thomas L. Mumaw
                                        Karilee S. Ramaley

                                        SNELL & WILMER L.L.P.

                                        Jeffrey B. Guldner
                                        ----------------------------------------
                                        Jeffrey B. Guldner
                                        Faraz Sanei

                                        Attorneys for Arizona Public Service
                                        Company

Original and 13 copies of the foregoing filed this 27th day of June 2003, with:

Docket Control
Arizona Corporation Commission
1200 West Washington
Phoenix, AZ 85007

                         ARIZONA PUBLIC SERVICE COMPANY
              Computation of Increase in Gross Revenue Requirements
                               ACC Jurisdictional
                       Adjusted Test Year Ended 12/31/2002
                             (Dollars in Thousands)

                                                                       Electric
                                                   ----------------------------------------------
Line                                                                                                  Line
 No.    Description                                Original Cost         RCND          Fair Value      No.
 ---    -----------                                -------------         ----          ----------      ---
 1.     Adjusted Rate Base                         $4,207,476(a)     $6,727,455(a)      5,467,466      1.

 2.     Adjusted Operating Income                     263,870(b)        263,870(b)        263,870      2.

 3.     Current Rate of Return                           6.27%             3.92%             4.83%     3.

 4.     Required Operating Income                     364,788           364,788           364,788      4.

 5.     Required Rate of Return                          8.67%             5.42%             6.67%     5.

 6.     Operating Income Deficiency                   100,918           100,918           100,918      6.

 7.     Gross Revenue Conversion Factor                1.6529(c)         1.6529(c)         1.6529(c)   7.
                                                   ----------        ----------         ---------

 8.     Increase in Base Revenue Requirements      $  166,807        $  166,807        $  166,807      8.
                                                   ----------        ----------         ---------

 9.     CRCC Surcharge (d)                              8,283             8,283             8,283      9.
                                                   ----------        ----------         ---------

10.     Total Increase in Revenue Requirements     $  175,090        $  175,090        $  175,090      10.
                                                   ==========        ==========         =========


                                                                      Projected
                                                                       Revenue
                                                                      Increase
        Customer Classification                                     Due to Rates        % Increase
        -----------------------                                     ------------        ----------

 11.    Residential                                                      86,586              9.73%     11.

 12.    General Service                                                  86,758              9.82%     12.

 13.    Irrigation                                                          207              9.86%     13.

 14.    Outdoor Lighting                                                  1,041              9.64%     14.

 15.    Dusk-to-Dawn                                                        498              9.58%     15.
                                                                     ----------

 16.              Total                                              $  175,090              9.77%     16.
                                                                     ==========

 17.    Total Sales to Ultimate Retail Customers                     $1,791,584(d)                     17.

Supporting Schedules
--------------------
(a) B-1           (c) C-3                                           Schedule A-1
(b) C-1, page 2   (d) H-1                                           Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                          Summary Results of Operations
                 Two Prior Years, Test Year and Projected Years
                             (Thousands of Dollars)

                                                           Prior Years                       Test Year
                                                  ----------------------------      ----------------------------
                                                  Year Ending      Year Ending        Actual          Adjusted
Line                                                  2000             2001         12/31/2002       12/31/2002     Line
 No.  Description                                     (a)              (a)              (a)              (b)         No.
----  -----------                                 -----------      -----------      -----------      -----------    ----
 1.   Gross Revenues                              $ 2,934,142      $ 3,111,328      $ 2,093,393      $ 1,978,176       1.
 2.   Revenue Deductions & Operating Expenses       2,487,906        2,712,350        1,764,393        1,713,172       2.
                                                  -----------      -----------      -----------      -----------
 3.   Operating Income                                446,236          398,978          329,000          265,004       3.
                                                  -----------      -----------      -----------      -----------
 4.   Other Income and (Deductions)                    (6,545)         (15,280)          (8,041)          (8,041)      4.
 5.   Interest Expense                                133,097          118,211          121,616          121,616       5.
                                                  -----------      -----------      -----------      -----------
 6.   Net Income                                  $   306,594      $   265,487      $   199,343      $   135,347       6.
                                                  -----------      -----------      -----------      -----------

 7.   Earned Per Average Common Share*            $      4.30      $      3.73      $      2.80      $      1.90       7.
 8.   Dividends Per Common Share*                 $      2.39      $      2.39      $      2.39      $      2.39       8.
 9.   Payout Ratio*                                      55.6%            64.1%            85.4%           125.8%      9.

10.   Return on Average Invested Capital                 11.1%             9.3%             7.6%             6.3%     10.
11.   Return on Year End Capital                         10.7%             9.1%             7.7%             6.4%     11.

12.   Return on Average Common Equity                    15.2%            12.4%             9.2%             6.6%     12.
13.   Return on Year End Common Equity                   14.5%            12.3%             9.2%             6.6%     13.

14.   Times Bond Interest Earned-                         3.8              3.6              2.9              2.6      14.
      Before Income Taxes
15.   Times Total Interest & Preferred Dividends          2.6              2.5              2.1              1.8      15.
      Earned-After Income Taxes


16.   Adjusted Return on Avg. Common Equity              12.4%             8.0%             7.9%             5.4%     16.


                                                  Projected Year           Projected Year                  Projected Year
                                                  --------------  -----------------------------  -----------------------------
                                                   Present Rates  Present Rates  Proposed Rates  Present Rates  Proposed Rates
Line                                                 12/31/2003    12/31/2004      12/31/2004      12/31/2005     12/31/2005    Line
 No.  Description                                       (c)            (c)            (c)             (c)             (c)        No.
----  -----------                                   -----------    -----------    -----------     -----------     -----------   ----

 1.   Gross Revenues                                $ 1,969,996    $ 2,148,301    $ 2,263,598     $ 2,205,210     $ 2,405,450    1.
 2.   Revenue Deductions & Operating Expenses         1,667,927      1,798,414      1,837,180       1,872,584       1,954,397    2.
                                                    -----------    -----------    -----------     -----------     -----------
 3.   Operating Income                                  302,069        349,887        426,418         332,626         451,053    3.
                                                    -----------    -----------    -----------     -----------     -----------
 4.   Other Income and (Deductions)                         960         (1,667)        (1,667)         (8,411)         (8,411)   4.
 5.   Interest Expense                                  132,689        148,175        145,810         165,971         156,562    5.
                                                    -----------    -----------    -----------     -----------     -----------
 6.   Net Income                                    $   170,340    $   200,045    $   278,941     $   158,244     $   286,080    6.
                                                    -----------    -----------    -----------     -----------     -----------

 7.   Earned Per Average Common Share*                      N/A            N/A            N/A             N/A             N/A    7.
 8.   Dividends Per Common Share*                           N/A            N/A            N/A             N/A             N/A    8.
 9.   Payout Ratio*                                         N/A            N/A            N/A             N/A             N/A    9.

10.   Return on Average Invested Capital                    6.9%           7.1%           8.6%            6.2%            8.3%  10.
11.   Return on Year End Capital                            6.6%           6.8%           8.2%            6.0%            8.1%  11.

12.   Return on Average Common Equity                       7.9%           8.4%          11.5%            6.0%           10.4%  12.
13.   Return on Year End Common Equity                      7.9%           7.7%          10.4%            6.0%           10.1%  13.

14.   Times Bond Interest Earned-                           2.5            2.7            3.4             2.2             3.3   14.
      Before Income Taxes
15.   Times Total Interest & Preferred Dividends            1.9            2.0            2.4             1.7             2.4   15.
      Earned-After Income Taxes

16.   Adjusted Return on Avg. Common Equity                 6.7%           7.8%          11.0%            6.0%           10.4%  16.


      Supporting Schedules:                        *Optional for projected year
      ---------------------
      (a) E-2
      (b) C-1
      (c) F-1

                                                                    Schedule A-2

                         ARIZONA PUBLIC SERVICE COMPANY
                          Summary of Capital Structure
                 Two Prior Years, Test Year and Projected Years
                             (Thousands of Dollars)

                                                                    Actual   Projected Year         Projected Year
                                              Prior Years          Test Year  -------------  -----------------------------
                                       ------------------------   ----------  Present Rates  Present Rates  Proposed Rates
                                       Year Ending  Year Ending     Ending     Year Ending    Year Ending     Year Ending
Line                                      2000         2001       12/31/2002   12/31/2003     12/31/2004      12/31/2004    Line
 No.  Description                          (a)          (a)          (a)           (b)            (b)             (b)        No.
                                        ---------    ---------    ---------     ---------      ---------       ---------    ----
 1.   Short-term Debt                      82,100      171,162           --        59,428         67,003          67,003      1.

 2.   Long-Term Debt                    2,057,174    2,074,525    2,220,843     2,637,848      2,710,162       2,630,656      2.
                                        ---------    ---------    ---------     ---------      ---------       ---------

 3.        TOTAL DEBT                   2,139,274    2,245,687    2,220,843     2,697,276      2,777,165       2,697,659      3.

 4.   Preferred Stock                          --           --           --            --             --              --      4.

 5.   Common Equity                     2,119,768    2,150,690    2,159,312     2,162,314      2,612,299        2,690,969     5.
                                        ---------    ---------    ---------     ---------      ---------       ---------

 6.   Total Capital                     4,259,042    4,396,377    4,380,155     4,859,590      5,389,464       5,388,628      6.
                                        ---------    ---------    ---------     ---------      ---------       ---------

      Capitalization Ratios:
      ----------------------

 7.   Short-term Debt                        1.93%        3.89%        0.00%         1.22%          1.24%           1.24%     7.

 8.   Long-Term Debt                        48.30%       47.19%       50.70%        54.28%         50.29%          48.82%     8.
                                        ---------    ---------    ---------     ---------      ---------       ---------

 9.        TOTAL DEBT                       50.23%       51.08%       50.70%        55.50%         51.53%          50.06%     9.

10.   Preferred Stock                        0.00%        0.00%        0.00%         0.00%          0.00%           0.00%    10.

11.   Common Equity                         49.77%       48.92%       49.30%        44.50%         48.47%          49.94%    11.
                                        ---------    ---------    ---------     ---------      ---------       ---------
                                           100.00%      100.00%      100.00%       100.00%        100.00%         100.00%
                                        ---------    ---------    ---------     ---------      ---------       ---------

12.   Weighted Cost of Short-Term Debt       0.10%        0.07%        0.00%         0.02%          0.04%           0.04%    12.

13.   Weighted Cost of Long-Term Debt        3.31%        3.00%        3.06%         3.17%          2.91%           2.91%    13.

14.   Weighted Cost of Senior Capital        0.00%        0.00%        0.00%         0.00%          0.00%           0.00%    14.

      Supporting Schedules:
      ---------------------
      (a) E-1
      (b) D-1

                                                                    Schedule A-3

                         ARIZONA PUBLIC SERVICE COMPANY
    Construction Expenditures, Net Plant Placed in Service and Gross Utility
        Plant in Service Two Prior Years, Test Year and Projected Years
                             (Thousands of Dollars)

                                                 Construction    Net Plant Placed      Gross Utility
Line                                             Expenditures       In Service       Plant in Service     Line
 No.                   Year                          (a)              (b) (c)               (c)            No.
----   --------------------------------------     ---------      ----------------    ----------------     ----
 1.    Year Ended 2000                            $ 463,768         $    259,123        $ 7,772,330        1.

 2.    Year Ended 2001                              473,545              322,390          8,094,720        2.

 3.    Test Year - Year Ended 12/31/2002            498,285              392,154          8,486,874        3.

 4.    Projected Year - Year Ended 12/31/2003       407,642              335,463          8,822,337        4.

 5.    Projected Year - Year Ended 12/31/2004       382,898            1,476,239         10,298,576        5.

 6.    Projected Year - Year Ended 12/31/2005       523,325              447,724         10,746,300        6.

       Supporting Schedules:
       ------------------------------
       (a) F-3 (Includes nuclear fuel costs.)
       (b) E-5 (Test Year only.)
       (c) Includes acquisition of Pinnacle West Energy Corporation ("PWEC") units in 2004.

                                                                    Schedule A-4

                         ARIZONA PUBLIC SERVICE COMPANY
                      Summary Changes in Financial Position
                 Two Prior Years, Test Year and Projected Years
                             (Thousands of Dollars)


                                          Prior Years           Actual
                                   ------------------------   Test Year
Line                               Year Ending  Year Ending     Ending
 No.             Year                 2000         2001       12/31/2002
 ---             ----                 ----         ----       ----------
                                       (a)          (a)          (a)
      Sources of Funds:
      -----------------
 1.     Operations                  $ 723,671    $ 605,075    $ 704,512

 2.     Outside financing            (181,088)     (68,613)    (218,396)
                                    ---------    ---------    ---------
 3.     Total funds Provided          542,583      536,462      486,116
                                    ---------    ---------    ---------

      Application of Funds:
      ---------------------
 4.     Construction Expenditures     464,368      465,360      490,156

 5.     Other                          83,083       56,890      (29,768)
                                    ---------    ---------    ---------
 6.     Total Funds Applied         $ 547,451    $ 522,250    $ 460,388
                                    ---------    ---------    ---------

                                   Projected Year         Projected Year                Projected Year
                                   -------------  -----------------------------  -----------------------------
                                   Present Rates  Present Rates  Proposed Rates  Present Rates  Proposed Rates
Line                                Year Ending    Year Ending     Year Ending    Year Ending     Year Ending    Line
 No.             Year                12/31/2003     12/31/2004      12/31/2004     12/31/2005      12/31/2005     No.
 ---             ----                ----------     ----------      ----------     ----------      ----------     ---
                                         (b)           (b)             (b)            (b)             (b)

      Sources of Funds:
      -----------------
 1.     Operations                    $ 641,263     $ 504,076       $ 583,582      $ 505,208       $ 634,380      1.

 2.     Outside financing               300,096       (90,111)       (169,617)        50,083         (79,089)     2.
                                      ---------     ---------       ---------      ---------        --------
 3.     Total funds Provided            941,359       413,965         413,965        555,291         555,291      3.
                                      ---------     ---------       ---------      ---------        --------

      Application of Funds:
      ---------------------
 4.     Construction Expenditures       411,899       386,883         386,883        528,710         528,710      4.

 5.     Other                           529,460        27,082          27,082         26,581          26,581      5.
                                      ---------     ---------       ---------      ---------        ---------
 6.     Total Funds Applied           $ 941,359     $ 413,965       $ 413,965      $ 555,291        $ 555,291     6.
                                      ---------     ---------       ---------      ---------        ---------

      Supporting Schedules:
      ---------------------
      (a) E-3
      (b) F-2

                                                                    Schedule A-5

                         ARIZONA PUBLIC SERVICE COMPANY
              Summary of Original Cost and RCND Rate Base Elements
                      Total Company and ACC Jurisdictional
                           Test Year Ended 12/31/2002
                             (Dollars in Thousands)

                                                         Original Cost                         RCND
                                                  ---------------------------       ---------------------------
Line                                                 Total                             Total                         Line
 No.   Description                                  Company          ACC              Company          ACC            No.
----   -----------                                ------------   ------------       ------------   ------------      ----
                                                      (a)            (a)                (b)            (b)
 1.    Gross Utility Plant in Service             $  8,486,874   $  8,203,305       $ 13,596,926   $ 13,142,617        1.
 2.    Less: Accumulated Depreciation & Amort        3,542,547      3,405,509          5,677,664      5,458,032        2.
                                                  ------------   ------------       ------------   ------------
 3.    Net Utility Plant in Service                  4,944,327      4,797,796          7,919,262      7,684,585        3.
                                                  ------------   ------------       ------------   ------------

       Deductions:
 4.     Deferred Taxes                               1,292,375      1,268,546          1,292,375      1,268,546        4.
 5.     Investment Tax Credits                           4,040          4,033              4,040          4,033        5.
 6.     Customer Advances for Constr                    45,513         45,513             45,513         45,513        6.
 7.     Customer Deposits                               39,865         39,865             39,865         39,865        7.
 8.     Pension Liability                               49,511         48,751             49,511         48,751        8.
 9.     Other Deferred Credits                         124,050        123,798            124,050        123,798        9.
 10.    Unamortized Gain-sale of Utility Plant          59,484         59,381             59,484         59,381       10.
                                                  ------------   ------------       ------------   ------------

 11.   Total Deductions                              1,614,838      1,589,887          1,614,838      1,589,887       11.
                                                  ------------   ------------       ------------   ------------

       Additions:
 12.    Regulatory Assets/Liabilities Net              166,268        165,564            166,268        165,564       12.
 13.    Miscellaneous Deferred Debits                   27,379         26,959             27,379         26,959       13.
 14.    Depreciation Fund - Decommissioning            194,440        191,608            194,440        191,608       14.
 15.    Allowance for Working Capital (d)              175,713        172,423            175,713        172,423       15.
                                                  ------------   ------------       ------------   ------------

 16.   Total Additions                                 563,800        556,554            563,800        556,554       16.
                                                  ------------   ------------       ------------   ------------

 17.   Total Rate Base Before Proforma Adjust        3,893,289      3,764,463          6,868,224      6,651,252       17.

 18.   Proforma Adjustments                            327,730        443,013           (123,896)        76,203       18.
                                                  ------------   ------------       ------------   ------------
 19.   Total Rate Base                            $  4,221,019   $  4,207,476  (e)  $  6,744,328   $  6,727,455  (e)  19.
                                                  ============   ============       ============   ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
     (a) B-2                                                        (e) A-1
     (b) B-3
     (c) B-5

                                                                    Schedule B-1

                         ARIZONA PUBLIC SERVICE COMPANY
                             Original Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                          (1)                       (2)                           (3)

                                                    Actual at End of                                    Remove Regulatory Assets
                                                 Test Year 12/31/2002(a)         PWEC Units         Amortized under Prior Settlement
Line                                             -----------------------   -----------------------  --------------------------------
 No.   Description                                Total Co.      ACC        Total Co.      ACC           Total Co.       ACC
----   -----------                               ----------   ----------   ----------   ----------      ----------    ----------
                                                    (A)          (B)          (C)          (D)             (E)           (F)
 1.    Gross Utility Plant in Service            $8,486,874   $8,203,305   $1,021,886   $1,015,393      $       --    $       --

 2.    Less: Accumulated Depreciation & Amort     3,542,547    3,405,509       73,395       73,045              --            --
                                                 ----------   ----------   ----------   ----------      ----------    ----------

 3.    Net Utility Plant in Service               4,944,327    4,797,796      948,491      942,348              --            --

 4.    Less: Total Deductions                     1,614,838    1,589,887       53,382       53,111         (41,080)      (41,080)

 5.    Total Additions                              563,800      556,554           --           --        (104,000)     (104,000)
                                                 ----------   ----------   ----------   ----------      ----------    ----------

 6.    Total Rate Base                           $3,893,289   $3,764,463   $  895,109   $  889,237      $  (62,920)   $  (62,920)
                                                 ==========   ==========   ==========   ==========      ==========    ==========

(2) Adjustment to Test Year rate base to include the Pinnacle West Energy Units including West Phoenix Combined Cycle Unit No. 4, West Phoenix Combined Cycle No. 5, Redhawk Combined Cycle No. 1, Redhawk Combined Cycle No. 2 and Saguaro Combustion Turbine No. 3.

(3) Adjustment to Test Year rate base to exclude certain net regulatory assets which, pursuant to the terms of the 1999 Settlement Agreement, will be fully amortized by June 30, 2004.

Supporting Schedules:
---------------------
     (a) E-1

                                                                    Schedule B-2

                         ARIZONA PUBLIC SERVICE COMPANY
                             Original Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                          (4)                           (5)                         (6)

                                                Independent Spent Fuel             Reversal of
                                             Storage Installation ("ISFSI")    Settlement Write-Off         Transmission Assets
                                             ------------------------------  -------------------------   -------------------------
Line
 No.   Description                              Total Co.        ACC          Total Co.        ACC        Total Co.        ACC
----   -----------                             -----------   -----------     -----------   -----------   -----------   -----------
                                                   (G)           (H)             (I)           (J)           (K)           (L)
 1.    Gross Utility Plant in Service          $        --   $        --     $        --   $        --   $(1,264,590)  $(1,001,498)

 2.    Less: Accumulated Depreciation & Amort           --            --              --            --      (499,955)     (380,603)
                                               -----------   -----------     -----------   -----------   -----------   -----------

 3.    Net Utility Plant in Service                     --            --              --            --      (764,635)     (620,895)

 4.    Less: Total Deductions                        1,707         1,682          92,430        92,430      (115,992)      (93,445)

 5.    Total Additions                               4,321         4,258         234,000       234,000            --            --
                                               -----------   -----------     -----------   -----------   -----------   -----------

 6.    Total Rate Base                         $     2,614   $     2,576     $   141,570   $   141,570   $  (648,643)  $  (527,450)
                                               ===========   ===========     ===========   ===========   ===========   ===========

(4) Adjustment to Test Year rate base to include the amount of System Benefits related ISFSI costs anticipated to be accrued between the end of the Test Year and June 30, 2004.

(5) Adjustment to Test Year rate base to restore the pre-tax $234 million deduction taken by the Company in consideration of benefits previously agreed to under the 1999 Settlement.

(6) Adjustment to Test Year rate base to remove transmission assets and generation plant functionalized to ancillary services consistent with FERC rules requiring APS to take transmission service and related ancillary services for the APS Standard Offer customers under the APS OATT.

                                                                    Schedule B-2

                         ARIZONA PUBLIC SERVICE COMPANY
                             Original Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                    (7)                         (8)

                                       Total Original Cost Rate Base    Adjusted at End of
                                          Pro Forma Adjustments (b)   Test Year 12/31/2002 (b)
Line                                      ------------------------    ------------------------    Line
 No.   Description                         Total Co.       ACC         Total Co.       ACC         No.
----   -----------                        ----------    ----------    ----------    ----------    ----
                                              (M)          (N)            (O)           (P)
Gross Utility Plant in Service            $ (242,704)   $   13,895    $8,244,170    $8,217,200      1.

Less: Accumulated Depreciation & Amort      (426,560)     (307,558)    3,115,987     3,097,951      2.
                                          ----------    ----------    ----------    ----------

Net Utility Plant in Service                 183,856       321,453     5,128,183     5,119,249      3.

Less:  Total Deductions                       (9,553)       12,698     1,605,285     1,602,585      4.

Total Additions                              134,321       134,258       698,121       690,812      5.
                                          ----------    ----------    ----------    ----------

Total Rate Base                           $  327,730    $  443,013    $4,221,019    $4,207,476      6.
                                          ==========    ==========    ==========    ==========

                                                                Recap Schedules:
                                                                ----------------
                                                                     (b) B-1

                                                                    Schedule B-2

                         ARIZONA PUBLIC SERVICE COMPANY
                               RCND Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                        (1)                         (2)                          (3)

                                                 Actual at End of                                      Remove Regulatory Assets
                                              Test Year 12/31/2002 (a)          PWEC Units          Amortized under Prior Settlement
Line                                         -------------------------   -------------------------  --------------------------------
 No.  Description                             Total Co.        ACC        Total Co.        ACC          Total Co.        ACC
----  ------------                           -----------   -----------   -----------   -----------     -----------   -----------
                                                 (A)           (B)           (C)           (D)             (E)           (F)
 1.   Gross Utility Plant in Service         $13,596,926   $13,142,617   $ 1,023,292   $ 1,016,790     $        --   $        --

 2.   Less: Accumulated Depreciation & Amort   5,677,664     5,458,032        74,288        73,934              --            --
                                             -----------   -----------   -----------   -----------     -----------   -----------

 3.   Net Utility Plant in Service             7,919,262     7,684,585       949,004       942,856              --            --

 4.   Less: Total Deductions                   1,614,838     1,589,887        53,382        53,111         (41,080)      (41,080)

 5.   Total Additions                            563,800       556,554            --            --        (104,000)     (104,000)
                                             -----------   -----------   -----------   -----------     -----------   -----------

                                             -----------   -----------   -----------   -----------
 6.   Total Rate Base                        $ 6,868,224   $ 6,651,252   $   895,622   $   889,745     $   (62,920)  $   (62,920)
                                             ===========   ===========   ===========   ===========     ===========   ===========

(2) Adjustment to Test Year rate base to include the Pinnacle West Energy Units including West Phoenix Combined Cycle Unit No. 4, West Phoenix Combined Cycle No. 5, Redhawk Combined Cycle No. 1, Redhawk Combined Cycle No. 2 and Saguaro Combustion Turbine No. 3.

(3) Adjustment to Test Year rate base to exclude certain net regulatory assets which, pursuant to the terms of the 1999 Settlement Agreement, will be fully amortized by June 30, 2004.

Supporting Schedules:
---------------------
     (a) B-4

                                                                    Schedule B-3

                         ARIZONA PUBLIC SERVICE COMPANY
                               RCND Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                           (4)                          (5)                         (6)

                                                 Independent Spent Fuel              Reversal of
                                              Storage Installation ("ISFSI")     Settlement Write-Off        Transmission Assets
Line                                          ------------------------------  -------------------------   -------------------------
 No.   Description                               Total Co.        ACC          Total Co.        ACC        Total Co.        ACC
----   -----------                              -----------   -----------     -----------   -----------   -----------   -----------
                                                    (G)           (H)             (I)           (J)           (K)           (L)
 1.    Gross Utility Plant in Service           $        --   $        --     $        --   $        --   $(2,018,055)  $(1,598,208)

 2.    Less: Accumulated Depreciation & Amort            --            --              --            --      (801,281)     (609,995)
                                                -----------   -----------     -----------   -----------   -----------   -----------

 3.    Net Utility Plant in Service                      --            --              --            --    (1,216,774)     (988,213)

 4.    Less: Total Deductions                         1,707         1,682          92,430        92,430      (115,992)      (93,445)

 5.    Total Additions                                4,321         4,258         234,000       234,000            --            --
                                                -----------   -----------     -----------   -----------   -----------   -----------

                                                                                                          -----------   -----------
 6.    Total Rate Base                          $     2,614   $     2,576     $   141,570   $   141,570   $(1,100,782)  $  (894,768)
                                                ===========   ===========     ===========   ===========   ===========   ===========

(4) Adjustment to Test Year rate base to include the amount of System Benefits related ISFSI costs anticipated to be accrued between the end of the Test Year and June 30, 2004.

(5) Adjustment to Test Year rate base to restore the pre-tax $234 million deduction taken by the Company in consideration of benefits previously agreed to under the 1999 Settlement.

(6) Adjustment to Test Year rate base to remove transmission assets and generation plant functionalized to ancillary services consistent with FERC rules requiring APS to take transmission service and related ancillary services for the Standard Offer customers under the APS OATT.

                                                                    Schedule B-3

                         ARIZONA PUBLIC SERVICE COMPANY
                               RCND Cost Rate Base
                              Pro Forma Adjustments
                             (Dollars in Thousands)

                                                             (7)                          (8)

                                                    Total RCND Rate Base          Adjusted at End of
                                                   Pro Forma Adjustments        Test Year 12/31/2002 (b)
Line                                             --------------------------    -------------------------    Line
 No.   Description                                Total Co.         ACC         Total Co.        ACC         No.
----   -----------                               -----------    -----------    -----------   -----------    ----
                                                     (M)            (N)            (O)           (P)
 1.    Gross Utility Plant in Service            $  (994,763)   $  (581,418)   $12,602,163   $12,561,199      1.

 2.    Less: Accumulated Depreciation & Amort       (726,993)      (536,061)     4,950,671     4,921,971      2.
                                                 -----------    -----------    -----------   -----------

 3.    Net Utility Plant in Service                 (267,770)       (45,357)     7,651,492     7,639,228      3.

 4.    Less: Total Deductions                         (9,553)        12,698      1,605,285     1,602,585      4.

 5.    Total Additions                               134,321        134,258        698,121       690,812      5.
                                                 -----------    -----------    -----------   -----------

 6.    Total Rate Base                           $  (123,896)   $    76,203    $ 6,744,328   $ 6,727,455      6.
                                                 ===========    ===========    ===========   ===========

                                                                Recap Schedules:
                                                                ----------------
                                                                    (b) B-1

                                                                    Schedule B-3

                         ARIZONA PUBLIC SERVICE COMPANY
                          RCND by Major Plant Accounts
                            Test Year Ended 12/31/02
                             (Thousands of Dollars)

Line                       Plant                                                               Condition                  Line
 No.   Function           Account                  Description                      RCN         Percent        RCND        No.
----   --------           -------                  -----------                  ------------   ---------   ------------   ----
                                                                                    (a)           (b)          (c)
  1.   INTANGIBLES          301      Organization                               $         74    100.00%    $         74     1.
  2.                        302      Franchises and consents                             884     40.18%             355     2.
  3.                        303      Miscellaneous intangible plant                  201,550     50.53%         101,843     3.
                                                                                ------------               ------------
  4.                                 Subtotal                                        202,508                    102,272     4.

  5.   PRODUCTION           310      Land and Land Rights                              3,206    100.00%           3,206     5.
  6.                        310      Limit Term Land Rights                               89     45.33%              40     6.
  7.                        311      Structures and improvements                     212,692     44.27%          94,159     7.
  8.                        312      Boiler plant equipment                        1,763,288     44.65%         787,308     8.
  9.                        314      Turbogenerator units                            527,950     33.91%         179,028     9.
 10.                        315      Accessory electric equipment                    355,546     34.74%         123,516    10.
 11.                        316      Miscellaneous power plant equip.                 88,665     59.33%          52,605    11.
 12.                        320      Land and land rights                              3,400    100.00%           3,400    12.
 13.                        321      Structures and improvements                     879,393     59.55%         523,679    13.
 14.                        322      Reactor plant equipment                       1,352,385     57.19%         773,430    14.
 15.                        323      Turbogenerator units                            492,053     59.73%         293,903    15.
 16.                        324      Accessory electric equipment                    473,585     57.58%         272,690    16.
 17.                        325      Misc power plant equip                          189,250     49.03%          92,790    17.
 18.                        330      Limit Term Land Rights                               65     40.00%              26    18.
 19.                        331      Structures and improvements                       1,163      0.00%               0    19.
 20.                        332      Reservoirs, dams, and waterways                  10,601      0.00%               0    20.
 21.                        333      Water wheels, turbines and generators             1,943      0.00%               0    21.
 22.                        334      Accessory electric equipment                      1,605      0.00%               0    22.
 23.                        335      Miscellaneous power plant equip.                    259      0.00%               0    23.
 24.                        336      Roads, railroads and bridges                        734      0.00%               0    24.
 25.                        340      Land and land rights                                 28    100.00%              28    25.
 26.                        341      Structures and improvements                      16,529     43.20%           7,141    26.
 27.                        342      Fuel holders, products, and accessories          40,195     70.33%          28,269    27.
 28.                        343      Prime movers                                    116,835     11.86%          13,857    28.
 29.                        344      Generators                                      148,230     77.01%         114,152    29.
 30.                        345      Accessory electric equipment                     44,549     52.24%          23,272    30.
 31.                        346      Miscellaneous power plant equip.                 10,334     35.22%           3,640    31.
                                                                                ------------               ------------
 32.                                 Subtotal                                      6,734,572                  3,390,139    32.

 33.   TRANSMISSION         350      Land and land rights                             32,009    100.00%          32,009    33.
 34.                        350      Limit Term Land Rights                           18,799     57.02%          10,719    34.
 35.                        352      Structures and improvements                      44,277     69.92%          30,958    35.
 36.                        353      Station equipment                               799,655     58.66%         469,077    36.
 37.                        354      Towers and fixtures                             271,421     44.93%         121,949    37.
 38.                        355      Poles and fixtures                              316,497     67.90%         214,901    38.
 39.                        356      Overhead conductors and devices                 560,601     58.80%         329,633    39.
 40.                        357      Underground conduit                              17,941     71.38%          12,806    40.
 41.                        358      Underground conductors and devices               36,134     65.84%          23,791    41.
                                                                                ------------               ------------
 42.                                 SUBTOTAL                                      2,097,334                  1,245,843    42.

 43.   DISTRIBUTION         360      Land and land rights                             26,030    100.00%          26,030    43.
 44.                        360      Limit Term Land Rights                              725     25.24%             183    44.
 45.                        361      Structures and improvements                      42,131     69.46%          29,265    45.
 46.                        362      Station equipment                               322,369     66.66%         214,891    46.
 47.                        364      Poles, towers, and fixtures                     529,061     70.64%         373,729    47.
 48.                        365      Overhead conductors and devices                 363,653     73.08%         265,757    48.
 49.                        366      Underground conduit                             516,658     87.90%         454,143    49.
 50.                        367      Underground conductors and devices              986,319     71.79%         708,078    50.
 51.                        368      Line transformers                               585,096     61.30%         358,664    51.
 52.                        369      Services                                        320,772     64.44%         206,705    52.
 53.                        370      Meters                                          189,272     67.48%         127,722    53.

 54.                        371      Installations on customers' premises             44,452     65.60%          29,161    54.
 55.                        373      Street lighting and signal systems               88,382     65.69%          58,058    55.
                                                                                ------------               ------------
 56.                                 Subtotal                                      4,014,920                  2,852,386    56.

                                                                    Schedule B-4

                         ARIZONA PUBLIC SERVICE COMPANY
                          RCND by Major Plant Accounts
                            Test Year Ended 12/31/02
                             (Thousands of Dollars)

Line                       Plant                                                               Condition                  Line
 No.   Function           Account                  Description                      RCN         Percent        RCND        No.
----   --------           -------                  -----------                  ------------   ---------   ------------   ----
                                                                                    (a)           (b)          (c)
 57.   GENERAL              389      Land and land rights                              7,327    100.00%           7,327    57.
 58.                        390      Structures and improvements                     164,648     66.32%         109,195    58.
 59.                        391      Office furniture and equipment                   90,009     57.35%          51,620    59.
 60.                        391      Capitalized Lease-Computer Equipment              5,941     81.62%           4,849    60.
 61.                        392      Transportation equipment                         34,941     27.47%           9,598    61.
 62.                        392      Capitalized Lease-Transportation Equip.          19,553    100.00%          19,554    62.
 63.                        393      Stores equipment                                  5,452     31.68%           1,727    63.
 64.                        394      Tools, shop and garage equipment                 17,505     73.97%          12,948    64.
 65.                        395      Laboratory equipment                              2,731     22.71%             620    65.
 66.                        396      Power operated equipment                         38,790     33.43%          12,968    66.
 67.                        397      Communication equipment                         158,534     61.25%          97,102    67.
 68.                        398      Miscellaneous equipment                           2,161     51.57%           1,114    68.
                                                                                ------------               ------------
 69.                                 Subtotal                                        547,592                    328,622    69.

 70.                                 Total Plant                                $ 13,596,926               $  7,919,262    70.
                                                                                ============               ============

Supporting Schedules                                             Recap Schedules
--------------------                                             ---------------
     RCND Study                                                      (a) B-3

                                                                    Schedule B-4

                                                                   Schedule B-4a
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                     Computation of RCND Rate Base Elements
                            Test Year Ended 12/31/02
                             (Dollars in Thousands)

                                                        Total *                          All
Line                                                    Company                         Other            SCE
 No.   Description                                      (b + c)           ACC          (d + e)          500KV           Other
----   -----------                                    ------------    ------------   ------------    ------------    ------------
                                                          (a)             (b)            (c)              (d)             (e)
 1.    A. ORIGINAL COST:

 2.       Gross Utility Plant in Service              $  8,486,874    $  8,203,305   $    283,569    $     51,829    $    231,740
 3.       Accumulated Depreciation & Amortization        3,542,547       3,405,509        137,038          45,235          91,803
                                                      ------------    ------------   ------------    ------------    ------------
 4.       Net Utility Plant in Service                   4,944,327       4,797,796        146,531           6,594         139,937

 5.    B. RCND:
 6.       Reproduction Cost New                         13,596,926      13,142,617        454,309         213,611         240,698
 7.       Accumulated Depreciation from Sch B-1          5,677,664       5,458,032        219,632         186,434          33,198
                                                      ------------    ------------   ------------    ------------    ------------
 8.       Total RCND Plant in Service at 12/31/02        7,919,262       7,684,585        234,677          27,177         207,500

 9.       Deductions:
 10.         Deferred Taxes                              1,292,375       1,268,546         23,829              --          23,829
 11.         Investment Tax Credits                          4,040           4,033              7              --               7
                                                      ------------    ------------   ------------    ------------    ------------

 12.         Total Deferred Taxes and ITC                1,296,415       1,272,579         23,836              --          23,836

 13.         Customer Advances for Construction             45,513          45,513             --              --              --
 14.         Customer Deposits                              39,865          39,865             --              --              --
 15          Pension Liability                              49,511          48,751            760              --             760
 16          Other Deferred Credits                        124,050         123,798            252              --             252
 17          Deferred Gains for Sale of Util. Plant         59,484          59,381            103              --             103
                                                      ------------    ------------   ------------    ------------    ------------

 18       Total Deductions                               1,614,838       1,589,887         24,951              --          24,951

 19       Additions:
 20          Regulatory Assets/Liabilities Net             166,268         165,564            704              --             704
 21          Miscellaneous Deferred Debits                  27,379          26,959            420              --             420
 22          Depreciation Fund - Decommissioning           194,440         191,608          2,832              --           2,832
 23          Allowance for Working Capital                 175,713         172,423          3,290              --           3,290
                                                      ------------    ------------   ------------    ------------    ------------

 24       Total Additions                                  563,800         556,554          7,246              --           7,246

                                                      ------------    ------------   ------------    ------------    ------------
 25       Total RCND Rate Base Before Proforma Adj       6,868,224       6,651,252        216,972          27,177         189,795

 26       Proforma Adjustments                            (123,896)         76,203       (200,099)        (27,177)       (172,922)
                                                      ------------    ------------   ------------    ------------    ------------

 27       Total RCND Rate Base                        $  6,744,328    $  6,727,455   $     16,873    $         --    $     16,873
                                                      ============    ============   ============    ============    ============

Supporting Schedules:
For Lines 2, 3, 9-23, Col. (a): See Schedule B-1, Column (a). For Lines 2, 3, 9-23, Col. (b): See Schedule B-1, Column (b). For Line 6, Col. (a): See Schedule b-4, Column (a) page 2 of 2. For Line 8, Col. (a): See Schedule b-4, Column (c) page 2 of 2.

* - Includes SCE 500KV

                         ARIZONA PUBLIC SERVICE COMPANY
                         Computation of Working Capital
                            Test Year Ended 12/31/02
                             (Dollars in Thousands)

Line                                                                        Line
 No.    Description                                            Amount        No.
----    -----------                                         ------------    ----

 1.     Cash Working Capital (a)                            $     54,098      1.

 2.     Materials and Supplies (b)                                79,985      2.

 3.     Fuel - Coal and Oil (b)                                   28,185      3.

 4.     Fuel - Nuclear, Net (b) (c)                                7,466      4.

 5.     Prepayments (b)                                            5,979      5.
                                                            ------------
 6.            Total Working Capital Allowance (d)          $    175,713      6.
                                                            ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) Lead-Lag Study.                                                 (d) B-1
(b) E-1
(c) B-5, Page 2 of 2

                                                                    Schedule B-5

                         ARIZONA PUBLIC SERVICE COMPANY
                              Nuclear Fuel Balances
                            Test Year Ended 12/31/02

Line                                                                        Line
 No.    Description                                            Amount        No.
----    -----------                                         ------------    ----
 1.     Nuclear Fuel in Reactor:                                              1.
 2.            Palo Verde Unit 1                            $ 36,407,633      2.
 3.            Palo Verde Unit 2                              36,598,656      3.
 4.            Palo Verde Unit 3                              35,483,712      4.
                                                            ------------
 5.     Total Nuclear Fuel in Reactor                        108,490,001      5.
                                                            ------------

 6.     Amortization of Nuclear Fuel                                          6.
 7.            Palo Verde Unit 1                              15,017,693      7.
 8.            Palo Verde Unit 2                              19,113,964      8.
 9.            Palo Verde Unit 3                              24,761,771      9.
               Dry Cask Storage                               43,927,988
                                                            ------------
 10.    Total Amortization of Nuclear Fuel                   102,821,416     10.
                                                            ------------

 11.    Nuclear Fuel in Reactor (Net of Amortization)                        11.
 12.           Palo Verde Unit 1                              21,389,940     12.
 13.           Palo Verde Unit 2                              17,484,692     13.
 14.           Palo Verde Unit 3                              10,721,941     14.
               Dry Cask Storage (Amortization)               (43,927,988)
                                                            ------------
 15.    Total Nuclear Fuel in Reactor (Net)                    5,668,585     15.
                                                            ------------

 16.    Nuclear Fuel in Stock:                                               16.
 17.           Palo Verde Unit 1                                 367,000     17.
 18.           Palo Verde Unit 2                               1,365,333     18.
 19.           Palo Verde Unit 3                                  65,366     19.
                                                            ------------
 20.    Total Nuclear Fuel in Stock                            1,797,699     20.
                                                            ------------

 21.    Total Nuclear Fuel - Net (a)                        $  7,466,284     21.
                                                            ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                         (a) B-5, Page 1 of 2

                                                                    Schedule B-5

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule C-1
                                  Total Company                      Page 1 of 2
                     Adjusted Test Year Statement of Income
                       Test Year 12 Months Ended 12/31/02

                             (Dollars in Thousands)

                                                                                   TOTAL COMPANY
                                                                  -----------------------------------------------
                                                                      Actual                          Test Year
                                                                      For The                       Results After
Line                                                                 Test Year       Proforma         Proforma      Line
 No.                      Description                             Ended 12/31/02    Adjustments      Adjustments     No.
----    ------------------------------------------------------     -----------      -----------      -----------    ----
                                                                       (a)               (b)             (c)
 1.     Electric operating revenues                                $ 2,093,393      $  (115,217)     $ 1,978,176      1.
 2.     Purchased power and fuel costs                                 628,030          (59,161)         568,869      2.
                                                                   -----------      -----------      -----------
 3.     Operating revenues less purchased power and fuel costs       1,465,363          (56,056)       1,409,307      3.
                                                                   -----------      -----------      -----------

 4.     Other operating expenses:                                                                                     4.
 5.     Operations and maintenance                                     495,845          120,216          616,061      5.
 6.     Depreciation and amortization                                  399,640          (68,148)         331,492      6.
 7.     Income taxes                                                   132,953          (46,347)          86,606      7.
 8.     Other taxes                                                    107,925            2,219          110,144      8.
                                                                   -----------      -----------      -----------
 9.     Total                                                        1,136,363            7,940        1,144,303      9.
                                                                   -----------      -----------      -----------
10.     Operating income                                               329,000          (63,996)         265,004      10.
                                                                   -----------      -----------      -----------

11.     Other income (deductions):                                                                                    11.
12.     Income taxes                                                     6,148               --            6,148      12.
13.     Other income                                                     5,149               --            5,149      13.
14.     Other expense                                                  (19,338)              --          (19,338)     14.
                                                                   -----------      -----------      -----------
15.     Total                                                           (8,041)              --           (8,041)     15.
                                                                   -----------      -----------      -----------

16.     Income before interest deductions                              320,959          (63,996)         256,963      16.
                                                                   -----------      -----------      -----------

17.     Interest deductions:                                                                                          17.
18.     Interest on long-term debt                                     128,462               --          128,462      18.
19.     Interest on short-term borrowings                                5,416               --            5,416      19.
20.     Debt discount, premium and expense                               2,888               --            2,888      20.
21.     Capitalized interest                                           (15,150)              --          (15,150)     21.
                                                                   -----------      -----------      -----------
22.     Total                                                          121,616               --          121,616      22.
                                                                   -----------      -----------      -----------

23.     Net income                                                 $   199,343      $   (63,996)     $   135,347      23.
                                                                   ===========      ===========      ===========

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) E-2                                                             (c) A-2
(b) C-2

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule C-1
                                ACC Jurisdiction                     Page 2 of 2
                     Adjusted Test Year Statement of Income
                       Test Year 12 Months Ended 12/31/02

                             (Dollars in Thousands)

                                                                               ACC JURISDICTION
                                                                 --------------------------------------------
                                                                     Actual                       Test Year
                                                                     For The                    Results After
Line                                                                Test Year       Proforma       Proforma     Line
 No.                         Description                         Ended 12/31/02   Adjustments    Adjustments     No.
----    ------------------------------------------------------   --------------   -----------    -----------    ----
                                                                                      (a)            (b)
 1.     Electric Operating Revenues                                $2,051,730     $ (111,584)     $1,940,146      1.
 2.     Purchased power and fuel costs                                616,873        (56,994)        559,879      2.
                                                                   ----------     ----------      ----------
 3.     Operating revenues less purchased power and fuel costs      1,434,857        (54,590)      1,380,267      3.
                                                                   ----------     ----------      ----------

 4.     Other Operating Expenses:                                                                                 4.
 5.     Operations and maintenance                                    489,041        101,032         590,073      5.
 6.     Depreciation and amortization                                 393,035        (63,052)        329,983      6.
 7.     Income taxes                                                  129,307        (43,163)         86,144      7.
 8.     Other taxes                                                   104,205          5,992         110,197      8.
                                                                   ----------     ----------      ----------
 9.     Total                                                       1,115,588            809       1,116,397      9.
                                                                   ----------     ----------      ----------
10.     Operating Income                                           $  319,269     $  (55,399)     $  263,870     10.
                                                                   ==========     ==========      ==========

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) C-2                                                             (b) A-1

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (1)                        (2)                          (3)
                                                    Exclude Regulatory
                                                     Assessments and            Annualize 7/1/03                Normalize
                                                      Franchise Fees             ACC Rate Levels            Weather Conditions
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                                Total Co.       ACC         Total Co.       ACC         Total Co.       ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                     (A)           (B)           (C)           (D)           (E)           (F)
  1.   Electric Operating Revenues               $  (31,707)   $  (31,707)   $  (37,005)   $  (37,005)   $   (5,204)   $   (5,204)

  2.   Purchased Power and Fuel Costs                    --            --            --            --          (827)         (827)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs      (31,707)      (31,707)      (37,005)      (37,005)       (4,377)       (4,377)

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense         (31,707)      (31,707)           --            --          (218)         (218)
  5.      Maintenance                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                              (31,707)      (31,707)           --            --          (218)         (218)

  7.      Depreciation and Amortization                  --            --            --            --            --            --
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                 (31,707)      (31,707)           --            --          (218)         (218)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax                --            --       (37,005)      (37,005)       (4,159)       (4,159)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                                 --            --       (37,005)      (37,005)       (4,159)       (4,159)

 15.   Current Income Tax Rate - 39.5%                   --            --       (14,617)      (14,617)       (1,643)       (1,643)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $       --    $       --    $  (22,388)   $  (22,388)   $   (2,516)   $   (2,516)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(1) Adjustment to Test Year operations to exclude regulatory assessments and franchise fees from both operating revenue and operating expense.

(2) Adjustment to Test Year operations to reflect the annualization of ACC rate levels for the 7/1/02 and 7/1/03 rate decreases.

(3) Adjustment to Test Year operations to reflect normal weather conditions for the ten years ended December 31, 2002.

Supporting Schedules:
---------------------
N/A

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                          (4)                        (5)                         (6)
                                                   Annualize Customer
                                                       Levels to                                              Base Rate
                                                     Year-End 2002            Schedule 1 Changes          Component for EPS
Line                                             -----------------------   ------------------------    ------------------------
 No.   Description                               Total Co.       ACC       Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------   ----------   ----------    ----------    ----------    ----------
                                                    (G)          (H)          (I)            (J)           (K)          (L)
  1.   Electric Operating Revenues               $   20,971   $   20,971   $       79    $       79    $    5,263    $    5,263

  2.   Purchased Power and Fuel Costs                 4,779        4,779           --            --            --            --
                                                 ----------   ----------   ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs       16,192       16,192           79            79         5,263         5,263

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense           1,622        1,622           (3)           (3)        6,000         6,000
  5.      Maintenance                                    --           --           --            --            --            --
                                                 ----------   ----------   ----------    ----------    ----------    ----------
  6.          Subtotal                                1,622        1,622           (3)           (3)        6,000         6,000

  7.      Depreciation and Amortization                  --           --           --            --            --            --
  8.      Amortization of Gain                           --           --           --            --            --            --
  9.      Administrative and General                     --           --           --            --            --            --
 10.      Other Taxes                                    --           --           --            --            --            --
                                                 ----------   ----------   ----------    ----------    ----------    ----------
 11.          Total                                   1,622        1,622           (3)           (3)        6,000         6,000

                                                 ----------   ----------   ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax            14,570       14,570           82            82          (737)         (737)
                                                 ----------   ----------   ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --           --           --            --            --            --
                                                 ----------   ----------   ----------    ----------    ----------    ----------
 14.      Taxable Income                             14,570       14,570           82            82          (737)         (737)

 15.   Current Income Tax Rate - 39.5%                5,755        5,755           32            32          (291)         (291)

                                                 ----------   ----------   ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $    8,815   $    8,815   $       50    $       50    $     (446)   $     (446)
                                                 ==========   ==========   ==========    ==========    ==========    ==========

(4) Adjustment to Test Year operations to reflect the annualization of customer levels at December 31, 2002.

(5) Adjustment to Test Year operations to reflect proposed revenue-related changes to Schedule 1.

(6) Adjustment to Test Year operations related to the base rate component of the Company's System Benefits Charge which is used to fund the Environmental Portfolio Standard. Revenue is adjusted to reverse Test Year entries to contributions in aid of construction and to include the expenses allowed by the Commission.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (7)                         (8)                         (9)
                                                      Base Fuel and                  Normalize
                                                     Purchased Power             Off-System Sales               PWEC Units
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                                Total Co.       ACC         Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (M)           (N)           (O)            (P)           (Q)           (R)
  1.   Electric Operating Revenues               $       --    $       --    $ (128,200)   $ (126,332)   $   56,779    $   56,237

  2.   Purchased Power and Fuel Costs               120,584       120,584      (151,868)     (149,655)      (34,970)      (34,970)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs     (120,584)     (120,584)       23,668        23,323        91,749        91,207

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense              --            --            --            --        14,110        14,086
  5.      Maintenance                                    --            --            --            --        18,549        18,390
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                   --            --            --            --        32,659        32,476

  7.      Depreciation and Amortization                  --            --            --            --        41,541        41,469
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --         8,797         8,782
 10.      Other Taxes                                    --            --            --            --        11,256        11,184
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                      --            --            --            --        94,253        93,911

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax          (120,584)     (120,584)       23,668        23,323        (2,504)       (2,704)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --            --            --        36,179        35,977
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                           (120,584)     (120,584)       23,668        23,323       (38,683)      (38,681)

 15.   Current Income Tax Rate - 39.5%              (47,631)      (47,631)        9,349         9,213       (15,280)      (15,279)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $  (72,953)   $  (72,953)   $   14,319    $   14,110    $   12,776    $   12,575
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(7) Adjustment to Test Year operations to include 2003 base fuel and purchased power cents/kWh costs at adjusted 2002 consumption.

(8) Adjustment to Test Year operations to include off-system revenues consistent with the Base Fuel and Purchased Power pro forma adjustment.

(9) Adjustment to Test Year operations to include the Pinnacle West Energy Units including West Phoenix Combined Cycle No. 4, West Phoenix Combined Cycle No. 5, Redhawk Combined Cycle No. 1, Redhawk Combined Cycle No. 2 and Saguaro Combustion Turbine No. 3.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                          (10)                         (11)                       (12)
                                                                                                                 Employee
                                                    Annualize Payroll           Employee Severance          Benefits Adjustment
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (S)           (T)           (U)           (V)           (W)           (X)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $       --    $       --

  2.   Purchased Power and Fuel Costs                     7             7            --            --           253           249
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           (7)           (7)           --            --          (253)         (249)

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense             851           843       (23,155)      (22,800)       18,623        18,375
  5.      Maintenance                                   173           171            --            --         5,942         5,863
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                1,024         1,014       (23,155)      (22,800)       24,565        24,238

  7.      Depreciation and Amortization                  --            --            --            --            --            --
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                   1,024         1,014       (23,155)      (22,800)       24,565        24,238

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax            (1,031)       (1,021)       23,155        22,800       (24,818)      (24,487)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                             (1,031)       (1,021)       23,155        22,800       (24,818)      (24,487)

 15.   Current Income Tax Rate - 39.5%                 (406)         (403)        9,146         9,006        (9,803)       (9,672)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $     (625)   $     (618)   $   14,009    $   13,794    $  (15,015)   $  (14,815)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(10) Adjustment to Test Year operations to reflect the annualization of payroll and payroll taxes to employee levels at December 31, 2002 and salary levels at March 2003.

(11) Adjustment to Test Year operations to reflect a three-year levelization of expenses incurred during the Test Year related to a voluntary severance and early retirement program offered by the Company.

(12) Adjustment to Test Year operations to reflect increased employee benefits expenses.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (13)                       (14)                        (15)
                                                                                    On-Going
                                                                                Independent Spent
                                                      On-Going Direct       Fuel Storage Installation
                                                       Access Expense            ("ISFSI") Expense        Transmission Expenses
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (Y)           (Z)           (AA)          (BB)          (CC)          (DD)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $   (2,310)   $       --

  2.   Purchased Power and Fuel Costs                    --            --         2,881         2,839            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           --            --        (2,881)       (2,839)       (2,310)           --

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense           1,477         1,477            --            --       112,362        92,266
  5.      Maintenance                                    --            --            --            --          (610)         (483)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                1,477         1,477            --            --       111,752        91,783

  7.      Depreciation and Amortization                  --            --            --            --       (29,163)      (23,101)
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --        (5,814)       (4,932)
 10.      Other Taxes                                    --            --            --            --       (19,236)      (15,283)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                   1,477         1,477            --            --        57,539        48,467

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax            (1,477)       (1,477)       (2,881)       (2,839)      (59,849)      (48,467)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --            --            --       (18,756)      (15,252)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                             (1,477)       (1,477)       (2,881)       (2,839)      (41,093)      (33,215)

 15.   Current Income Tax Rate - 39.5%                 (583)         (583)       (1,138)       (1,121)      (16,232)      (13,120)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $     (894)   $     (894)   $   (1,743)   $   (1,718)   $  (43,617)   $  (35,347)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(13) Adjustment to Test Year operations to include on-going costs of compliance with the Electric Competition Rules. Such costs were previously deferred and therefore were not included in Test Year operating expenses.

(14) Adjustment to Test Year operations to reflect the on-going costs of ISFSI. Such System Benefits related costs were previously deferred and therefore were not included in Test Year operating expenses.

(15) Adjustment to Test Year operations to remove transmission and ancillary services-related expenses from base rates and include OATT costs as an expense consistent with FERC rules requiring APS to take transmission and related ancillary services for the APS Standard Offer customers under the APS OATT.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                          (16)                        (17)                        (18)
                                                      Interest on             Normalize Non-nuclear         Normalize Nuclear
                                                    Customer Deposits          Maintenance Expense         Maintenance Expense
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (EE)          (FF)          (GG)          (HH)          (II)          (JJ)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $       --    $       --

  2.   Purchased Power and Fuel Costs                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           --            --            --            --            --            --

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense             875           875            --            --            --            --
  5.      Maintenance                                    --            --        (6,014)       (5,933)         (945)         (935)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                  875           875        (6,014)       (5,933)         (945)         (935)

  7.      Depreciation and Amortization                  --            --            --            --            --            --
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                     875           875        (6,014)       (5,933)         (945)         (935)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax              (875)         (875)        6,014         5,933           945           935
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                               (875)         (875)        6,014         5,933           945           935

 15.   Current Income Tax Rate - 39.5%                 (345)         (346)        2,376         2,344           373           369

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $     (530)   $     (529)   $    3,638    $    3,589    $      572    $      566
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(16) Adjustment to Test Year operations to reflect the operating income impact of interest on customer deposits.

(17) Adjustment to Test Year operations to reflect the normalization of fossil production maintenance expense and to include the O&M costs of generators acquired for compliance with the Environmental Portfolio Standard.

(18) Adjustment to Test Year operations to reflect the normalization of nuclear production maintenance expense.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (19)                       (20)                         (21)
                                                  Annualize Depreciation
                                                     and Amortization           Regulatory Assets              ISFSI Asset
Line                                             ------------------------    ------------------------    ------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (KK)          (LL)          (MM)          (NN)          (OO)          (PP)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $       --    $       --

  2.   Purchased Power and Fuel Costs                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           --            --            --            --            --            --

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense              --            --            --            --            --            --
  5.      Maintenance                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                   --            --            --            --            --            --

  7.      Depreciation and Amortization               3,027         2,373      (111,754)     (111,760)        8,251         8,130
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                   3,027         2,373      (111,754)     (111,760)        8,251         8,130

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax            (3,027)       (2,373)      111,754       111,760        (8,251)       (8,130)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --        (1,819)       (1,819)           76            74
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                             (3,027)       (2,373)      113,573       113,579        (8,327)       (8,204)

 15.   Current Income Tax Rate - 39.5%               (1,196)         (937)       44,861        44,864        (3,288)       (3,241)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $   (1,831)   $   (1,436)   $   66,893    $   66,896    $   (4,963)   $   (4,889)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(19) Adjustment to Test Year operations to reflect the requested changes to depreciation rates.

(20) Adjustment to Test Year operations to remove the amortization of regulatory assets which will be fully amortized by June 30, 2004 and to include amortization of continuing regulatory assets.

(21) Adjustment to Test Year operations to reflect the amortization of the System Benefits related ISFSI regulatory asset.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (22)                       (23)                        (24)
                                                       Reversal of                   Nuclear             Annualize Property Tax
                                                   Settlement Write-Off       Decommissioning Funds     to Year Ending 12-31-2002
Line                                             ------------------------    ------------------------   -------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (QQ)          (RR)          (SS)          (TT)          (UU)          (VV)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $       --    $       --

  2.   Purchased Power and Fuel Costs                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           --            --            --            --            --            --

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense              --            --            --            --            --            --
  5.      Maintenance                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                   --            --            --            --            --            --

  7.      Depreciation and Amortization              15,600        15,600         7,766         7,653            --            --
  8.      Amortization of Gain                           --            --            --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --        10,199        10,091
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                  15,600        15,600         7,766         7,653        10,199        10,091

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax           (15,600)      (15,600)       (7,766)       (7,653)      (10,199)      (10,091)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                               4,094         4,094            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                            (19,694)      (19,694)       (7,766)       (7,653)      (10,199)      (10,091)

 15.   Current Income Tax Rate - 39.5%               (7,779)       (7,779)       (3,068)       (3,023)       (4,029)       (3,986)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $   (7,821)   $   (7,821)   $   (4,698)   $   (4,630)   $   (6,170)   $   (6,105)
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(22) Adjustment to Test Year operations to include a 15-year amortization restoring the $234 million disallowance taken by the Company in consideration of certain benefits previously agreed to under the 1999 Settlement.

(23) Adjustment to Test Year operations to increase contributions to the nuclear decommissioning trust funds.

(24) Adjustment to Test Year operations to reflect property taxes calculated using December 31, 2002 plant balances.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                           (25)                       (26)                        (27)
                                                                                   Income Tax/
                                                                              Synchronized Interest
                                                  Financing Application       on Test Year Rate Base     Miscellaneous Adjustments
Line                                             ------------------------    ------------------------    -------------------------
 No.   Description                               Total Co.        ACC        Total Co.        ACC        Total Co.        ACC
----   -----------                               ----------    ----------    ----------    ----------    ----------    ----------
                                                    (WW)          (XX)          (YY)          (ZZ)         (AAA)         (BBB)
  1.   Electric Operating Revenues               $       --    $       --    $       --    $       --    $    6,117    $    6,114

  2.   Purchased Power and Fuel Costs                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           --            --            --            --         6,117         6,114

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense              --            --            --            --          (699)         (707)
  5.      Maintenance                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  6.          Subtotal                                   --            --            --            --          (699)         (707)

  7.      Depreciation and Amortization                  --            --            --            --            --            --
  8.      Amortization of Gain                       (3,416)       (3,416)           --            --            --            --
  9.      Administrative and General                     --            --            --            --            --            --
 10.      Other Taxes                                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 11.          Total                                  (3,416)       (3,416)           --            --          (699)         (707)

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 12.   Operating Income Before Income Tax             3,416         3,416            --            --         6,816         6,821
                                                 ----------    ----------    ----------    ----------    ----------    ----------

 13.   Interest Expense                                  --            --       (12,783)      (12,363)           --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
 14.      Taxable Income                              3,416         3,416        12,783        12,363         6,816         6,821

 15.   Current Income Tax Rate - 39.5%                1,349         1,349         5,049         4,883         2,692         2,694

                                                 ----------    ----------    ----------    ----------    ----------    ----------
 16.   Operating Income (line 12 - line 15)      $    2,067    $    2,067    $   (5,049)   $   (4,883)   $    4,124    $    4,127
                                                 ==========    ==========    ==========    ==========    ==========    ==========

(25) Adjustment to Test Year operations to reflect 264 basis point differential specified in Commission Decision No. 65796.

(26) Adjustment to Test Year operations to reflect the synchronization of interest expense using the adjusted year-end 2002 capital structure and cost of long-term debt, as well as the use of the statutory income tax rate.

(27) Adjustment to Test Year operations to eliminate non-recurring and out-of-period expenses.

                                                                    Schedule C-2

                         ARIZONA PUBLIC SERVICE COMPANY
                     Income Statement Pro Forma Adjustments
                    Test Year Twelve Months Ended 12/31/2002
                             (Thousands of Dollars)

                                                                (28)
                                                            Total Income
                                                      Statement Adjustments (a)
Line                                                  -------------------------
 No.   Description                                    Total Co.         ACC
----   -----------                                    ----------     ----------
                                                        (CCC)          (DDD)

  1.   Electric Operating Revenues                    $ (115,217)    $ (111,584)

  2.   Purchased Power and Fuel Costs                    (59,161)       (56,994)
                                                      ----------     ----------
  3.      Oper Rev Less Purch Pwr & Fuel Costs           (56,056)       (54,590)

       Other Operating Expenses:
  4.      Operations Excluding Fuel Expense              100,138         80,109
  5.      Maintenance                                     17,095         17,073
                                                      ----------     ----------
  6.          Subtotal                                   117,233         97,182

  7.      Depreciation and Amortization                  (64,732)       (59,636)
  8.      Amortization of Gain                            (3,416)        (3,416)
  9.      Administrative and General                       2,983          3,850
 10.      Other Taxes                                      2,219          5,992
                                                      ----------     ----------
 11.          Total                                       54,287         43,972

                                                      ----------     ----------
 12.   Operating Income Before Income Tax               (110,343)       (98,562)
                                                      ----------     ----------

 13.   Interest Expense                                    6,991         10,711
                                                      ----------     ----------
 14.      Taxable Income                                (117,334)      (109,273)

 15.   Current Income Tax Rate - 39.5%                   (46,347)       (43,163)

                                                      ----------     ----------
 16.   Operating Income (line 12 - line 15)           $  (63,996)    $  (55,399)
                                                      ==========     ==========

                                                                Recap Schedules:
                                                                ----------------
                                                                    (a) C-1

                                                                    Schedule C-2

                                                                    Schedule C-3
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                 Computation of Gross Revenue Conversion Factor
                       Test Year Ending December 31, 2002

                                                                    Percentage of
Line                                                                 Incremental       Line
 No.   Description                                                  Gross Revenues      No.
----   -----------                                                  --------------     ----
 1.    Federal Income Taxes                                              32.57%          1.

 2.    State Income Taxes                                                 6.93%          2.
                                                                        ------

 3.           Total Tax Percentage                                       39.50%          3.

 4.        Operating Income % = 100% - Tax Percentage                    60.50%          4.

 5.        1/Operating Income % = Gross Revenue Conversion Factor        1.6529          5.

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                                   A-1

                         ARIZONA PUBLIC SERVICE COMPANY
                             Summary Cost of Capital
                             (Thousands of Dollars)

                                       End of Test Year 12/31/02 (f)                  End of Projected Year 12/31/03
                                 -------------------------------------------    --------------------------------------------
                                                           Cost                                            Cost
Line                                                       Rate    Composite                               Rate    Composite
 No.    Invested Capital            Amount         %        (e)       Cost        Amount          %         (e)       Cost
----    ----------------         -----------    -------   -------    -------    -----------    -------    -------    -------
 1.     Long-Term Debt (a)       $ 2,139,955     49.77%      5.81%      2.89%   $ 2,637,848      54.95%      5.76%      3.17%

 2.     Preferred Stock (b)               --      0.00%      0.00%      0.00%            --       0.00%      0.00%      0.00%

 3.     Common Equity (c)          2,159,312     50.23%     11.50%      5.78%     2,162,314      45.05%     11.50%      5.18%

 4.     Short-Term Debt (a)(g)            --      0.00%      0.00%      0.00%            --       0.00%      0.00%      0.00%

 5.     Deferrals (d)                     --      0.00%      0.00%      0.00%            --       0.00%      0.00%      0.00%

                                 -----------    -------              -------    -----------    -------               -------
 6.       Total                  $ 4,299,267     100.00%                8.67%   $ 4,800,162     100.00%                 8.35%
                                 -----------    -------              -------    -----------    -------               -------

                               End of Projected Year 12/31/04 with Proposed Rates
                               --------------------------------------------------
                                                             Cost
Line                                                         Rate     Composite      Line
 No.    Invested Capital            Amount          %         (e)       Cost          No.
----    ----------------          -----------    -------    -------    -------       ----

 1.     Long-Term Debt (a)        $ 2,630,656      49.43%      5.89%      2.91%        1.

 2.     Preferred Stock (b)                --       0.00%      0.00%      0.00%        2.

 3.     Common Equity (c)           2,690,969      50.57%     11.50%      5.82%        3.

 4.     Short-Term Debt (a)(g)             --       0.00%      0.00%      0.00%        4.

 5.     Deferrals (d)                      --       0.00%      0.00%      0.00%        5.

                                  -----------    -------               -------
 6.       Total                   $ 5,321,625     100.00%                 8.73%        6.
                                  -----------    -------               -------

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) D-2                                                             (e) A-3
(b) D-3
(c) D-4
(d) E-1

(f)  Adjusted for M&R calls and PC bond rate resets announced through 6/15/03.
(g) Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work In Process, therefore recoverable through AFUDC provisions.

                                                                    Schedule D-1

                         ARIZONA PUBLIC SERVICE COMPANY
                      Cost of Long-Term and Short-Term Debt
                             (Thousands of Dollars)


                                                     End of Test Year 12/31/02      End of Projected Year 12/31/2003
                                                   ------------------------------   --------------------------------
Line                                                                    Annual                            Annual
 No.    Description of Debt                        Outstanding         Interest *    Outstanding         Interest *
----    -------------------                        -----------        -----------    -----------        -----------
        Long-Term:
 1.       First Mortgage Bonds                     $   259,000        $    15,910    $   259,000        $    15,910

 2.       Pollution Control Indebtedness               386,860              8,449        386,860             10,144

 3.       Capitalized Lease obligation                  20,400              1,180         18,293              1,058

 4.       Other Long-Term Debt - Senior Notes          173,695             10,290        173,695             10,305

 5.       Other Long-Term Debt - Unsecured Notes     1,300,000             88,486      1,800,000            114,518

 6.       Other                                             --                 --             --                 --

                                                   -----------        -----------    -----------        -----------
 7.         Total Long-Term (a) **                 $ 2,139,955 (b)    $   124,315    $ 2,637,848        $   151,935
                                                   -----------        -----------    -----------        -----------

                                                               ------                            ------
 8.           Cost Rate (a)                                      5.81%                             5.76%
                                                               ------                            ------

        Short-term:
 9.       Commercial Paper                                  --                 --             --                 --

                                                   -----------        -----------    -----------        -----------
 10.        Total Short-Term (a)                            -- ***             --             -- ***             --
                                                   -----------        -----------    -----------        -----------

                                                               ------                            ------
 11. Cost Rate (a)                                                N/A                               N/A
                                                               ------                            ------

                                                   End of Projected Year 12/31/2004
                                                         with Proposed Rates
                                                   --------------------------------
Line                                                                     Annual      Line
 No.    Description of Debt                         Outstanding         Interest *    No.
----    -------------------                         -----------        -----------   ----
        Long-Term:
 1.       First Mortgage Bonds                               --                 --     1.

 2.       Pollution Control Indebtedness                565,860             22,443     2.

 3.       Capitalized Lease obligation                   16,101                932     3.

 4.       Other Long-Term Debt - Senior Notes           173,695             10,305     4.

 5.       Other Long-Term Debt - Unsecured Notes      1,875,000            121,186     5.

 6.       Other                                              --                 --     6.

                                                    -----------        -----------
 7.         Total Long-Term (a) **                  $ 2,630,656        $   154,866     7.
                                                    -----------        -----------

                                                                ------
 8.           Cost Rate (a)                                       5.89%                8.
                                                                ------

        Short-term:
 9.       Commercial Paper                                   --                 --     9.

                                                    -----------        -----------
 10.        Total Short-Term (a)                             -- ***             --     10.
                                                    -----------        -----------

                                                                ------
 11. Cost Rate (a)                                                 N/A                 11.
                                                                ------

*    Including amortization of discount, premium and expense.

**   Excludes unamortized discount.

*** Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work In Process, therefore recoverable through AFUDC provisions.

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(b) E-1 (adjusted for M&R calls and PC bond                         (a) D-1
    rate resets announced through 6/15/03).

                                                                    Schedule D-2

                         ARIZONA PUBLIC SERVICE COMPANY
                             Cost of Preferred Stock
                             (Thousands of Dollars)

                                   End of Test Year 12/31/02          End of Projected Year 12/31/03
                               ----------------------------------   ----------------------------------
Line                             Shares                 Dividend      Shares                Dividend
 No.    Description of Issue   Outstanding   Amount   Requirement   Outstanding   Amount   Requirement
----    --------------------   ----------------------------------   ----------------------------------
 1.     N/A                        N/A         N/A         N/A          N/A         N/A        N/A

                               ----------------------------------   ----------------------------------
 2.       Total (a) (b)            N/A         N/A         N/A          N/A         N/A        N/A
                               ----------------------------------   ----------------------------------

 3.         Cost Rate (a)          N/A         N/A         N/A          N/A         N/A        N/A

                                 End of Projected Year 12/31/04
                                      with Proposed Rates
                               ----------------------------------
Line                             Shares                Dividend     Line
 No.    Description of Issue   Outstanding   Amount   Requirement    No.
----    --------------------   ----------------------------------   ----
 1.     N/A                        N/A         N/A        N/A         1.

                               ----------------------------------
 2.       Total (a) (b)            N/A         N/A        N/A         2.
                               ----------------------------------

 3.         Cost Rate (a)          N/A         N/A        N/A         3.

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(b) E-1                                                             (a) D-1

                                                                    Schedule D-3

                         ARIZONA PUBLIC SERVICE COMPANY
                              Cost of Common Equity

A return on average common equity of at least 11.25% to 11.75% is necessary for the Company to attract and maintain investors in its common equity capital. For purposes of this filing, the Company is willing to accept a return on common equity capital in the middle of that range of 11.50%.

Supporting Schedules                                             Recap Schedules
--------------------                                             ---------------
N/A                                                                    D-1

                                                                    Schedule D-4

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-1
                           Comparative Balance Sheets                Page 1 of 2
                     Test Year 12/31/02 and Two Prior Years
                             (Dollars in Thousands)

                                                              Test Year      Prior Year     Prior Year
Line                                                            Ended          Ended          Ended        Line
 No.   Description                                            12/31/2002     12/31/2001     12/31/2000      No.
----   -----------                                            -----------    -----------    -----------    ----
       UTILITY PLANT:
 1.      Electric plant in service and held for future use    $ 8,299,131    $ 7,935,206    $ 7,638,687     1.
 2.      Less accumulated depreciation and amortization         3,442,571      3,287,333      3,115,383     2.
                                                              -----------    -----------    -----------
 3.         Total                                               4,856,560      4,647,873      4,523,304     3.
 4.      Construction work in progress                            329,089        321,305        245,749     4.
 5.      Intangible assets, net of accumulated amortization        93,259         83,135         94,393     5.
 6.      Nuclear fuel, net of amortization                          7,466          6,933          7,071     6.
                                                              -----------    -----------    -----------
 7.         Utility plant - net (a)                             5,286,374      5,059,246      4,870,517     7.
                                                              -----------    -----------    -----------

       INVESTMENTS AND OTHER ASSETS :
 8.      Decommissioning trust accounts                           194,440        202,036        204,716     8.
 9.      Assets from risk management activities-long term          31,622          2,082         32,955     9.
10.      Other assets                                              19,964         76,322         45,841     10.
                                                              -----------    -----------    -----------
11.        Total investments and other assets                     246,026        280,440        283,512     11.
                                                              -----------    -----------    -----------

       CURRENT ASSETS:
12.      Cash and cash equivalents                                 42,549         16,821          2,609     12.
13.      Accounts receivable:                                                                               13.
14.         Service customers                                     136,945        182,749        422,012     14.
15.         Other                                                 202,597         55,016         25,089     15.
16.         Allowance for doubtful accounts                        (1,341)        (3,349)        (2,380)    16.
17.      Accrued utility revenues                                  72,915         76,131         74,566     17.
18.      Materials and supplies, at average cost                   79,985         81,215         71,966     18.
19.      Fossil fuel, at average cost                              28,185         27,023         19,405     19.
20.      Deferred Income tax                                        4,094             --          5,793     20.
21.      Assets from risk management activities                    39,616         10,097         17,506     21.
22.      Other                                                     45,361         42,009         38,414     22.
                                                              -----------    -----------    -----------
23.         Total current assets                                  650,906        487,712        674,980     23.
                                                              -----------    -----------    -----------

       DEFERRED DEBITS:
24.      Regulatory assets                                        241,045        342,383        469,867     24.
25.      Unamortized debt issue costs                              16,696         13,163         12,805     25.
26.      Other                                                     80,760         42,789         37,928     26.
                                                              -----------    -----------    -----------
27.         Total deferred debits                                 338,501        398,335        520,600     27.
                                                              -----------    -----------    -----------

28.         TOTAL ASSETS                                      $ 6,521,807    $ 6,225,733    $ 6,349,609     28.
                                                              ===========    ===========    ===========

Supporting Schedules:                                        Recap Schedules:
---------------------                                        ----------------
(a) E-5                                                      N/A - See Next Page

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-1
                           Comparative Balance Sheets                Page 2 of 2
                     Test Year 12/31/02 and Two Prior Years
                             (Dollars in Thousands)

                                                                  Test Year        Year           Year
Line                                                                Ended         Ended           Ended      Line
 No.   Description                                               12/31/2002     12/31/2001     12/31/2000     No.
----   -----------                                               -----------    -----------    -----------   ----
       CAPITALIZATION:
 1.      Common stock                                            $   178,162    $   178,162    $   178,162    1.
 2.      Additional paid-in capital                                1,246,804      1,246,804      1,246,804    2.
 3.      Retained earnings                                           819,632        790,289        694,802    3.
 4.      Accumulated other comprehensive loss:                                                                4.
 5.           Minimum pension liability adjustment                   (61,487)          (966)            --    5.
 6.           Derivative instruments                                 (23,799)       (63,599)            --    6.
                                                                 -----------    -----------    -----------
 7.         Common stock equity (b)                                2,159,312      2,150,690      2,119,768    7.

 8.      Long-term debt less current maturities  (b)               2,217,340      1,949,074      1,806,908    8.
                                                                 -----------    -----------    -----------
 9.         Total capitalization                                   4,376,652      4,099,764      3,926,676    9.
                                                                 -----------    -----------    -----------

       CURRENT LIABILITIES:
 10.     Commercial paper                                                 --        171,162         82,100    10.
 11.     Current maturities of long-term debt (b)                      3,503        125,451        250,266    11.
 12.     Accounts payable                                            118,133         98,959        267,999    12.
 13.     Accrued taxes                                                82,557        107,595        106,515    13.
 14.     Accrued interest                                             42,608         41,043         39,488    14.
 15.     Customer deposits                                            39,865         28,664         24,498    15.
 16.     Deferred income taxes                                            --          3,244             --    16.
 17.     Liabilities from risk management activities                  59,773         21,840         37,179    17.
 18.     Other                                                        51,820         18,798         81,325    18.
                                                                 -----------    -----------    -----------
 19.        Total current liabilities                                398,259        616,756        889,370    19.
                                                                 -----------    -----------    -----------

       DEFERRED CREDITS AND OTHER:
 20.     Deferred income taxes                                     1,225,552      1,023,079      1,110,437    20.
 21.     Liabilities from risk management activities-long term        36,678         95,159         14,711    21.
 22.     Unamortized gain - sale of utility plant                     59,484         64,060         68,636    22.
 23.     Customer advances for construction                           45,513         69,293         40,694    23.
 24.     Pension liability                                           156,442         30,247         62,193    24.
 25.     Other                                                       223,227        227,375        236,892    25.
                                                                 -----------    -----------    -----------
 26.        Total deferred credits and other                       1,746,896      1,509,213      1,533,563    26.
                                                                 -----------    -----------    -----------

                                                                 -----------    -----------    -----------
 27.        TOTAL LIABILITIES AND EQUITY                         $ 6,521,807    $ 6,225,733    $ 6,349,609    27.
                                                                 ===========    ===========    ===========

Supporting Schedule:                                            Recap Schedules:
--------------------                                            ----------------
N/A - See Previous Page                                                  (b) A-3

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-2
                          Comparative Income Statements              Page 1 of 1
                  Test Year Ended 12/31/02 and Two Prior Years
                 (Dollars in Thousands Except per Share Amounts)

                                                               Test Year       Prior Year      Prior Year
Line                                                             Ended           Ended           Ended       Line
 No.   Description                                             12/31/2002      12/31/2001      12/31/2000     No.
----   -----------                                            ------------    ------------    ------------   ----
                                                                  (a)             (b)             (c)
 1.    Electric Operating Revenues                            $  2,093,393    $  3,111,328    $  2,934,142    1.
 2.    Purchased Power and Fuel Costs                              628,030       1,541,179       1,332,628    2.
                                                              ------------    ------------    ------------
 3.    Operating Revenues Less Fuel Expenses                     1,465,363       1,570,149       1,601,514    3.
                                                              ------------    ------------    ------------

 4.    Other Operating Expenses:                                                                              4.
 5.      Operations and maintenance excluding fuel expenses        495,845         465,561         430,092    5.
 6.      Depreciation and amortization                             399,640         420,893         425,479    6.
 7.      Income taxes                                              132,953         183,640         199,977    7.
 8.      Other taxes                                               107,925         101,077          99,730    8.
                                                              ------------    ------------    ------------
 9.         Total                                                1,136,363       1,171,171       1,155,278    9.
                                                              ------------    ------------    ------------
10.    Operating Income                                            329,000         398,978         446,236    10.
                                                              ------------    ------------    ------------

11.    Other Income (Deductions)                                                                              11.
12.      Income taxes                                                6,148             504           4,312    12.
13.      Other income                                                5,149          20,207           9,690    13.
14.      Other expense                                             (19,338)        (20,790)        (20,547)   14.
                                                              ------------    ------------    ------------
15.         Total                                                   (8,041)            (79)         (6,545)   15.

                                                              ------------    ------------    ------------
16.    Income Before Interest Deductions                           320,959         398,899         439,691    16.
                                                              ------------    ------------    ------------

17.    Interest Deductions                                                                                    17.
18.      Interest on long-term debt                                128,462         126,118         134,431    18.
19.      Interest on short-term borrowings                           5,416           4,407           7,455    19.
20.      Debt discount, premium and expense                          2,888           2,650           2,105    20.
21.      Capitalized interest                                      (15,150)        (14,964)        (10,894)   21.
                                                              ------------    ------------    ------------
22.        Total                                                   121,616         118,211         133,097    22.
                                                              ------------    ------------    ------------

23.    Income Before Accounting Change                             199,343         280,688         306,594    23.
24.    Cumulative effect of change in accounting for                                                          24.
         derivatives-net on income taxes                                --         (15,201)             --

                                                              ------------    ------------    ------------
25.    Net Income                                             $    199,343    $    265,487    $    306,594    25.
                                                              ------------    ------------    ------------

26.    Preferred Dividends                                              --              --              --    26.

                                                              ------------    ------------    ------------
27.    Earnings Available for Common Stock                    $    199,343    $    265,487    $    306,594    27.
                                                              ============    ============    ============

28.    Average Common Shares Outstanding                        71,264,947      71,264,947      71,264,947    28.

       Earnings Per Share of Average Common
                                                              ------------    ------------    ------------
29.    Stock Outstanding                                      $       2.80    $       3.73    $       4.30    29.
                                                              ============    ============    ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                                          A-2

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-3
                      Comparative Statements of Cash Flows           Page 1 of 1
                     Test Year 12/31/02 and Two Prior Years
                             (Dollars in Thousands)

                                                                           Test Year     Prior Year    Prior Year
Line                                                                         As Of         As Of          As Of      Line
 No.   Description                                                         12/31/2002    12/31/2001    12/31/2000     No.
----   -----------                                                         ----------    ----------    ----------    ----
       Cash Flows from Operating Activities:
 1.      Net income                                                        $  199,343    $  265,487    $  306,594     1.

         Items Not Requiring Cash:
 2.        Depreciation and amortization                                      399,640       420,893       425,479     2.
 3.        Nuclear fuel amortization                                           31,185        28,362        30,083     3.
 4.        Deferred income taxes                                              206,767       (26,516)      (65,726)    4.
 5.        Change in mark-to-market                                             2,957      (100,030)      (11,752)    5.
 6.        Cumulative effect of change in accounting-net of income taxes           --        15,201            --     6.

         Changes in Certain Current Assets and Liabilities:
 7.        Accounts receivable                                               (102,450)      302,283      (209,705)    7.
 8.        Materials, supplies and fossil fuel                                     68       (16,867)          475     8.
 9.        Other current assets                                                  (136)       (5,160)      (26,682)    9.
10.        Accounts payable                                                    15,372      (190,141)      101,558     10.
11.        Accrued taxes                                                      (25,038)        1,080        43,657     11.
12.        Accrued interest                                                     1,565         1,555         7,189     12.
13.        Other current liabilities                                           44,224       (58,361)      101,685     13.
14.      Increase in regulatory assets                                        (11,029)      (17,516)      (14,138)    14.
15.      Change in risk management - assets                                   (22,570)       10,730        13,181     15.
16.      Change in customer advances                                          (23,780)       28,599         2,544     16.
17.      Change in pension liability                                            5,415       (30,346)      (18,373)    17.
18.      Change in other net long-term assets                                 (18,923)      (14,192)       64,998     18.
19.      Change in other net long-term liabilities                              1,902        (9,986)      (27,396)    19.
                                                                           ----------    ----------    ----------
20.          Net cash flow provided by operating activities                   704,512       605,075       723,671     20.
                                                                           ----------    ----------    ----------

       Cash Flows from Investing Activities:
21.      Capital expenditures                                                (490,156)     (465,360)     (464,368)    21.
22.      Capitalized interest                                                 (15,150)      (14,964)      (10,894)    22.
23.      Other                                                                 44,918       (41,926)      (72,189)    23.
                                                                           ----------    ----------    ----------
24.          Net cash flow used for investing activities                     (460,388)     (522,250)     (547,451)    24.
                                                                           ----------    ----------    ----------

       Cash Flows from Financing Activities:
25.      Issuance of long-term debt                                           459,926       396,072       300,000     25.
26.      Short-term borrowings                                               (171,162)       89,062        43,800     26.
27.      Dividends paid on common stock                                      (170,000)     (170,000)     (170,000)    27.
28.      Repayment and reacquisition of long-term debt                       (337,160)     (383,747)     (354,888)    28.
                                                                           ----------    ----------    ----------
29.          Net cash flow used for financing  activities                    (218,396)      (68,613)     (181,088)    29.
                                                                           ----------    ----------    ----------

30.    Net increase (decrease) in cash and cash equivalents                    25,728        14,212        (4,868)    30.
31.    Cash and cash equivalents at beginning of period                        16,821         2,609         7,477     31.
                                                                           ----------    ----------    ----------
32.    Cash and cash equivalents at end of period                          $   42,549    $   16,821    $    2,609     32.
                                                                           ==========    ==========    ==========

                                                                    Schedule E-4
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                  Statement of Changes In Stockholders' Equity
                     Test Year 12/31/02 and Two Prior Years
                             (Dollars in Thousands)


                                                                   Preferred                   Common     Additional
Line                                                   Preferred     Stock        Common       Stock       Paid-In      Retained
 No.   Description                                      Shares       Amount       Shares       Amount      Capital      Earnings
----   -----------                                    ----------   ----------   ----------   ----------   ----------   ----------
  1    Balance at January 1, 2000                             --   $       --   71,264,947   $  178,162   $1,246,804   $  558,208

  2    Net income                                                                                                         306,594
  3    Preferred stock dividends                                           --
  4    Common stock dividends                                                                                            (170,000)

                                                      ----------   ----------   ----------   ----------   ----------   ----------
  5    Balance at December 31, 2000                           --           --   71,264,947      178,162    1,246,804      694,802
                                                      ----------   ----------   ----------   ----------   ----------   ----------

  6    Net income                                                                                                         265,487
  7    Minimum pension liability adjustment,
         net of tax of $634
  8    Cumulative effect of a change in accounting
         for derivatives, net of tax of $47,404
  9    Unrealized loss on derivative instruments,
         net of tax of $71,720
 10    Reclassification of realized gain to income,
         net of tax of $17,399
                                                                                                                       ----------
 11    Comprehensive Income                                                                                               265,487

 12    Preferred stock dividends                                           --
 13    Common stock dividends                                                                                            (170,000)

                                                      ----------   ----------   ----------   ----------   ----------   ----------
 14    Balance at December 31, 2001                           --           --   71,264,947      178,162    1,246,804      790,289
                                                      ----------   ----------   ----------   ----------   ----------   ----------

 15    Net income                                                                                                         199,343
 16    Minimum pension liability adjustment,
         net of tax of $39,696
 17    Unrealized gain on derivative instruments,
         net of tax of $25,426
 18    Reclassification of realized loss to income,
         net of tax of $679
                                                                                                                       ----------
 19    Comprehensive Income                                                                                               199,343

 20    Preferred stock dividends                                           --
 21    Common stock dividends                                                                                            (170,000)

                                                      ----------   ----------   ----------   ----------   ----------   ----------
 22    Balance at December 31, 2002                           --   $       --   71,264,947   $  178,162   $1,246,804   $  819,632
                                                      ==========   ==========   ==========   ==========   ==========   ==========

                                                       Accumulated
                                                          Other
Line                                                  Comprehensive                Line
 No.   Description                                         Loss         Total       No.
----   -----------                                      ----------    ----------   ----
  1    Balance at January 1, 2000                       $       --    $1,983,174     1

  2    Net income                                                        306,594     2
  3    Preferred stock dividends                                              --     3
  4    Common stock dividends                                          (170,000)     4

                                                        ----------    ----------
  5    Balance at December 31, 2000                             --     2,119,768     5
                                                        ----------    ----------

  6    Net income                                                        265,487     6
  7    Minimum pension liability adjustment,                                         7
         net of tax of $634                                   (966)         (966)
  8    Cumulative effect of a change in accounting                                   8
         for derivatives, net of tax of $47,404             72,274        72,274
  9    Unrealized loss on derivative instruments,                                    9
         net of tax of $71,720                            (109,346)     (109,346)
 10    Reclassification of realized gain to income,                                 10
         net of tax of $17,399                             (26,527)      (26,527)
                                                        ----------    ----------
 11    Comprehensive Income                                (64,565)      200,922    11

 12    Preferred stock dividends                                              --    12
 13    Common stock dividends                                           (170,000)   13

                                                        ----------    ----------
 14    Balance at December 31, 2001                       (64,565)     2,150,690    14
                                                        ----------    ----------

 15    Net income                                                        199,343    15
 16    Minimum pension liability adjustment,                                        16
         net of tax of $39,696                             (60,521)      (60,521)
 17    Unrealized gain on derivative instruments,                                   17
         net of tax of $25,426                              38,764        38,764
 18    Reclassification of realized loss to income,                                 18
         net of tax of $679                                  1,036         1,036
                                                        ----------    ----------
 19    Comprehensive Income                                (20,721)      178,622    19

 20    Preferred stock dividends                                              --    20
 21    Common stock dividends                                           (170,000)   21

                                                        ----------    ----------
 22    Balance at December 31, 2002                     $  (85,286)   $2,159,312    22
                                                        ==========    ==========

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                             N/A

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                             Detail of Utility Plant                 Page 1 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                                     Test Year      Prior Year
Line                                                                    Account      Ended Bal.     Ended Bal.     Line
 No.   Account Description                                              Number       12/31/2002     12/31/2001      No.
----   -------------------                                            -----------    -----------    -----------    ----
       Gross Plant Includible in Rate Base:
 1.      Plant in Service                                                  101       $ 8,486,874    $ 8,094,720      1.

 2.    Less: Accum. Depreciation-Plant in Service                          108         3,421,819      3,268,321      2.

 3.              Accum. Amortization-Plant in Service                      111           120,728        104,140      3.

                                                                                     -----------    -----------
 4.    Net Plant Includible in Rate Base                                               4,944,327      4,722,259      4.
                                                                                     -----------    -----------

 5.    Nuclear fuel, net of amortization                               120.2-120.5         7,466          6,933      5.
                                                                                     -----------    -----------

 6.    Construction Work in Progress                                       107           312,852        302,633      6.

 7.    Nuclear Fuel in Process                                            120.1           16,236         18,672      7.

                                                                                     -----------    -----------
 8.          Total Construction Work in Progress                                         329,088        321,305      8.
                                                                                     -----------    -----------

 9.    Plant Held for Future Use                                           105             5,493         10,387      9.

 10.   Less: Accum Depreciation Related to Plant Held for Future Use       108                 -          1,638      10.

                                                                                     -----------    -----------
 11.       Net Plant held for Future Use                                                   5,493          8,749      11.
                                                                                     -----------    -----------

                                                                                     -----------    -----------
 12.       Utility Plant - Net                                                       $ 5,286,374    $ 5,059,246      12.
                                                                                     ===========    ===========

Supporting Schedules:                                           Recap Schedules:
--------------------                                            ----------------
N/A                                                             E-1

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                     Detail of Plant Includible in Rate Base         Page 2 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                  Prior Year       Net        Test Year
Line   Account                                                    Ended Bal.    Additions     Ended Bal.    Line
 No.     No.       Account Description                            12/31/2001   (12 Months)    12/31/2002     No.
----   -------     -------------------                            ----------    ----------    ----------    ----
                   Intangible Plant:
 1.      301         Organization                                 $       74            --    $       74     1.
 2.      302         Franchises and Consents                             883             1           884     2.
 3.      303         Miscellaneous Intangible Plant                  168,943        32,607       201,550     3.

                                                                  ----------    ----------    ----------
 4.                     Total Intangible Plant                    $  169,900        32,608    $  202,508     4.
                                                                  ----------    ----------    ----------

                   Production Plant:
                     Steam Production Plant:
 5.      310            Land and Land Rights                           3,294             1         3,295     5.
 6.      311            Structures and Improvements                  116,250          (300)      115,950     6.
 7.      312            Boiler Plant Equipment                       767,931        32,527       800,458     7.
 8.      314            Turbogenerator Units                         183,786         4,417       188,203     8.
 9.      315            Accessory Electric Equipment                 135,922          (899)      135,023     9.
 10.     316            Miscellaneous Power Plant Equip               47,909         5,433        53,342     10.

                                                                  ----------    ----------    ----------
 11.                      Total Steam Production Plant            $1,255,092    $   41,179    $1,296,271     11.
                                                                  ----------    ----------    ----------

                   Nuclear Production Plant:
 12.     320            Land and Land Rights                           3,400            --         3,400     12.
 13.     321            Structures and Improvements                  626,488         7,912       634,400     13.
 14.     322            Boiler Plant Equipment                       966,970           (63)      966,907     14.
 15.     323            Turbogenerator Units                         340,626           980       341,606     15.
 16.     324            Accessory Electric Equipment                 273,760          (139)      273,621     16.
 17.     325            Miscellaneous Power Plant Equip              131,768           688       132,456     17.

                                                                  ----------    ----------    ----------
 18.                      Total Nuclear Production Plant          $2,343,012    $    9,378    $2,352,390     18.
                                                                  ----------    ----------    ----------

Supporting Schedules:                                            Recap Schedule:
---------------------                                            ---------------
N/A                                                             E-5, page 1 of 6

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                     Detail of Plant Includible in Rate Base         Page 3 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                  Prior Year       Net        Test Year
Line   Account                                                    Ended Bal.    Additions     Ended Bal.    Line
 No.     No.       Account Description                            12/31/2001   (12 Months)    12/31/2002     No.
----   -------     -------------------                            ----------    ----------    ----------    ----
                   Hydraulic Production Plant:
 1.      330            Land and Land Rights                      $       65            --    $       65     1.
 2.      331            Structures and Improvements                      101            --           101     2.
 3.      332            Reservoirs, Dams and Waterways                   992            --           992     3.
 4.      333            Water Wheels, Turbines and Generators            157            --           157     4.
 5.      334            Accessory Electric Equipment                     628            --           628     5.
 6.      335            Miscellaneous Power Plant Equip                  126            --           126     6.
 7.      336            Roads, Railroads and Bridges                      77            --            77     7.

                                                                  ----------    ----------    ----------
 8.                       Total Hydraulic Production Plant        $    2,146            --    $    2,146     8.
                                                                  ----------    ----------    ----------

                     Other Production Plant:
 9.      340            Land and Land Rights                              28            --            28     9.
 10.     341            Structures and Improvements                    6,513         3,155         9,668     10.
 11.     342            Fuel Holders, Producers and Accessories       23,760         2,416        26,176     11.
 12.     343            Prime Movers                                  32,455           329        32,784     12.
 13.     344            Generators                                   105,476         3,851       109,327     13.
 14.     345            Accessory Electric Equipment                  15,273         4,110        19,383     14.
 15.     346            Miscellaneous Power Plant Equip                5,141           237         5,378     15.

                                                                  ----------    ----------    ----------
 16.                      Total Other Production Plant            $  188,646        14,098    $  202,744     16.

                                                                  ----------    ----------    ----------
 17.                      Total Production Plant                  $3,788,896    $   64,655    $3,853,551     17.
                                                                  ----------    ----------    ----------

Supporting Schedules:                                            Recap Schedule:
---------------------                                            ---------------
N/A                                                             E-5, page 1 of 6

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                     Detail of Plant Includible in Rate Base         Page 4 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                  Prior Year        Net       Test Year
Line   Account                                                    Ended Bal.     Additions    Ended Bal.    Line
 No.     No.       Account Description                            12/31/2001    (12 Months)   12/31/2002     No.
----   -------     -------------------                            ----------    ----------    ----------    ----
                   Transmission Plant
 1.      350   (a)      Land and Land Rights                      $   48,606    $     (160)   $   48,446     1.
 2.      352   (a)      Structures and Improvements                   30,336        (2,718)       27,618     2.
 3.      353   (a)      Station Equipment                            383,887        43,134       427,021     3.
 4.      354   (a)      Towers and Fixtures                           83,289           176        83,465     4.
 5.      355   (a)      Poles and Fixtures                           165,072         9,123       174,195     5.
 6.      356   (a)      Overhead Conductors and Devices              186,973        18,798       205,771     6.
 7.      357            Underground Conduit                            9,401         1,043        10,444     7.
 8.      358            Underground Conductors and Devices            16,526         2,025        18,551     8.

                                                                  ----------    ----------    ----------
 9.                       Total Transmission Plant                $  924,090    $   71,421    $  995,511     9.
                                                                  ----------    ----------    ----------

                   Distribution Plant:
 10.     360            Land and Land Rights                          22,083         4,672        26,755     10.
 11.     361            Structures and Improvements                   24,888         1,123        26,011     11.
 12.     362            Station Equipment                            194,232        18,125       212,357     12.
 13.     364            Poles, Towers, and Fixtures                  322,305        15,815       338,120     13.
 14.     365            Overhead Conductors and Devices              212,086         6,771       218,857     14.
 15.     366            Underground Conduit                          385,609        40,114       425,723     15.
 16.     367            Underground Conductors and Devices           754,929        50,576       805,505     16.
 17.     368            Line Transformers                            466,808        20,209       487,017     17.
 18.     369            Services                                     230,739        11,666       242,405     18.
 19.     370            Meters                                       144,577         1,445       146,022     19.
 20.     371            Installations on Customers' Premises          23,469         1,926        25,395     20.
 21.     373            Street Lighting and Signal Systems            57,023           164        57,187     21.

                                                                  ----------    ----------    ----------
 22.                      Total Distribution Plant                $2,838,748    $  172,606    $3,011,354     22.
                                                                  ----------    ----------    ----------

               (a) Excludes SCE 500kv Transmission Line

Supporting Schedules:                                            Recap Schedule:
---------------------                                            ---------------
N/A                                                             E-5, page 1 of 6

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                     Detail of Plant Includible in Rate Base         Page 5 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                  Prior Year      Net         Test Year
Line   Account                                                    Ended Bal.    Additions     Ended Bal.    Line
 No.     No.       Account Description                            12/31/2001   (12 Months)    12/31/2002     No.
----   -------     -------------------                            ----------    ----------    ----------    ----
                   General Plant
 1.      389            Land and Land Rights                      $    6,717    $      610    $    7,327     1.
 2.      390            Structures and Improvements                   89,760        18,068       107,828     2.
 3.      391   (b)      Office Furniture and Equipment                60,057        12,111        72,168     3.
 4.      392   (b)      Transportation Equipment                      31,273        16,692        47,965     4.
 5.      393            Stores Equipment                               1,275           (48)        1,227     5.
 6.      394            Tools, Shop and Garage Equipment              10,840         1,833        12,673     6.
 7.      395            Laboratory Equipment                           1,351            --         1,351     7.
 8.      396            Power Operated Equipment                      34,849        (6,901)       27,948     8.
 9.      397   (a)      Communication Equipment                       84,078         8,220        92,298     9.
 10.     398            Miscellaneous Equipment                        1,083           253         1,336     10.

                                                                  ----------    ----------    ----------
 11.                      Total General Plant                     $  321,283    $   50,838    $  372,121     11.
                                                                  ----------    ----------    ----------

                   SCE 500kv Transmission Line
 12.     350            Land and Land Rights                           2,362            --         2,362     12.
 13.     352            Structures and Improvements                      410            --           410     13.
 14.     353            Station Equipment                              9,437            26         9,463     14.
 15.     354            Towers and Fixtures                           13,753            --        13,753     15.
 16.     355            Poles and Fixtures                               930            --           930     16.
 17.     356            Overhead Conductors and Devices               22,654            --        22,654     17.

                                                                  ----------    ----------    ----------
 18.                      Total SCE Transmission Line             $   49,546    $       26    $   49,572     18.
                                                                  ----------    ----------    ----------

               (a) Excludes SCE 500kv Transmission Line
               (b) Includes Capitalized Leases

Supporting Schedules:                                            Recap Schedule:
---------------------                                            ---------------
N/A                                                             E-5, page 1 of 6

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-5
                     Detail of Plant Includible in Rate Base         Page 6 of 6
              Test Year Ended 12/31/02 & Prior Year Ended 12/31/01
                             (Thousands of Dollars)

                                                                  Prior Year       Net        Test Year
Line   Account                                                    Ended Bal.    Additions     Ended Bal.    Line
 No.     No.       Account Description                            12/31/2001   (12 Months)    12/31/2002     No.
----   -------     -------------------                            ----------    ----------    ----------    ----
                   SCE 500kv - General Plant
 1.      397           Communication Equipment                    $    2,257            --    $    2,257     1.

                                                                  ----------    ----------    ----------
 2.                       Total SCE 500kv Line                    $   51,803    $       26    $   51,829     2.
                                                                  ----------    ----------    ----------


                                                                  ----------    ----------    ----------
 3.                       Total Plant in Service - 101            $8,094,720    $  392,154    $8,486,874     3.
                                                                  ==========    ==========    ==========


                                                                  ----------    ----------    ----------
 4.                Total Net Plant Includible in Rate Base        $8,094,720    $  392,154    $8,486,874     4.
                                                                  ==========    ==========    ==========

Supporting Schedules:                                            Recap Schedule:
---------------------                                            ---------------
N/A                                                             E-5, page 1 of 6

                                                                    Schedule E-7
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                          Electric Operating Statistics
                          Test Year and Two Prior Years

                                                              Test Year     Prior Year    Prior Year
Line                                                            Ended         Ended         Ended       Line
 No.   Description                                             12/31/02      12/31/01      12/31/00      No.
----   -----------                                            ----------    ----------    ----------    ----
       KWH SALES (THOUSANDS)
 1.       Residential                                         10,447,596    10,320,732     9,768,654     1.
 2.       Commercial                                          10,594,216    10,479,999    10,044,996     2.
 3.       Industrial                                           2,195,881     2,433,122     2,510,839     3.
 4.       Irrigation                                              30,994        28,667        86,997     4.
 5.       Public Street and Highway Lighting                      99,529        94,693        92,915     5.
 6.       Other Sales to Public Authorities                        4,474         4,933         4,730     6.
                                                              ----------    ----------    ----------
 7.          Total Sales to Ultimate Consumers                23,372,690    23,362,146    22,509,131     7.
 8.       Sales for Resale - Requirements Customers              493,090     1,483,509     1,045,944     8.
 9.       Sales for Resale - Other Customers                   5,206,324     6,965,009    10,881,910     9.
                                                              ----------    ----------    ----------
 10.         Total Sales for Resale                            5,699,414     8,448,518    11,927,854     10.
                                                              ----------    ----------    ----------
 11.         TOTAL KWH SALES                                  29,072,104    31,810,664    34,436,985     11.
                                                              ==========    ==========    ==========

       AVERAGE NUMBER OF CUSTOMERS
 12.      Residential                                            801,801       776,339       749,285     10.
 13.      Commercial                                              95,575        93,499        89,539     11.
 14.      Industrial                                               3,325         3,320         3,243     12.
 13.      Irrigation                                                 346           366           412     13.
 14.      Public Street and Highway Lighting                         759           780           717     14.
 15.      Other Sales to Public Authorities                          223           233           217     15.
                                                              ----------    ----------    ----------
 16.         Total Retail Consumers                              902,029       874,537       843,413     16.
 17.      Sales for Resale - Requirements Customers                   16            18            16     17.
                                                              ----------    ----------    ----------
 18.         TOTAL CUSTOMERS                                     902,045       874,555       843,429     18.
                                                              ==========    ==========    ==========

       AVERAGE KWH USE (ANNUAL)
 19.      Residential                                             13,030        13,294        13,037     19.
 20.      Commercial                                             110,847       112,087       112,186     20.
 21.      Industrial                                             660,415       732,868       774,233     21.
 22.      Irrigation                                              89,578        78,325       211,158     22.
 23.      Public Street and Highway Lighting                     131,132       121,401       129,589     23.
 24.      Other Sales to Public Authorities                       20,063        21,172        21,797     24.
 25.      Sales for Resale - Requirements Customers           30,818,125    82,417,167    65,371,500     25.

       AVERAGE ANNUAL REVENUE PER RESIDENTIAL CUSTOMER
 26.      Annual Revenue                                        1,139.97      1,176.85      1,174.55     26.
 27.      Revenue per kWh (Cents)                                   8.75          8.85          9.01     27.

 28.   DIRECT KWH PRODUCTION EXPENSE PER KWH SOLD (CENTS)           2.90          5.49          4.09     28.
 29.   DIRECT KWH TRANSMISSION EXPENSE PER KWH SOLD (CENTS)         0.09          0.08          0.07     29.

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                                          N/A

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule E-8
                           Taxes Charged to Operations               Page 1 of 1
                     Test Year 12/31/02 and Prior Two Years
                             (Dollars in Thousands)

                                 Test Year     Prior Year    Prior Year
Line                               Ended         Ended         Ended       Line
 No.   Discription               12/31/2002    12/31/2001    12/31/2000     No.
----   -----------               ----------    ----------    ----------    ----
                                    (a)           (b)           (c)

       Federal Taxes:
 1.      Income                  $  (56,554)   $  139,867    $  188,914      1.

 2.      F.I.C.A.*                   29,831        27,967        27,249      2.

 3.      Deferred Income Taxes      170,143       (22,221)      (28,494)     3.

 4.      Environmental                   --            --            --      4.

 5.      Unemployment                   316           323           348      5.

 6.      Miscellaneous                   --            --            --      6.

                                 ----------    ----------    ----------
 7.          Total                  143,736       145,936       188,017      7.
                                 ----------    ----------    ----------

       State Taxes:
 8.      Ad Valorem**               103,906        99,489        99,017      8.

 9.      Sales***                   130,981       125,143       113,889      9.

 10.     Income                     (16,825)       26,504        34,932      10.

 11.     Unemployment                    34           486           164      11.

 12.     Deferred Income Taxes       36,191        (4,632)       (6,111)     12.

                                 ----------    ----------    ----------
 13.         Total                  254,287       246,990       241,891      13.
                                 ----------    ----------    ----------

       Local Taxes:
 14.     Sales                           --            --            --      14.

                                 ----------    ----------    ----------
 15.   Total Taxes               $  398,023    $  392,926    $  429,908      15.
                                 ==========    ==========    ==========

*    Includes payroll related taxes charged to others
**   Includes local taxes
*** For SEC reporting purposes, sales taxes related to sales of electricity are excluded from both revenues and other taxes.

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                                          N/A

                         ARIZONA PUBLIC SERVICE COMPANY
                          Notes to Financial Statements

See the attached Arizona Public Service Company Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2002. The notes to the financial statements are contained on pages 62 through 109 of the document.

                                   [OMITTED]

Supporting Schedules                                             Recap Schedules
--------------------                                             ---------------
N/A                                                                          N/A

                                                                    Schedule E-9

                         ARIZONA PUBLIC SERVICE COMPANY             Schedule F-1
                           Projected Income Statements               Page 1 of 1
                           Present and Proposed Rates
                 (Dollars in Thousands Except per Share Amounts)

                                                                         Projected Year          Projected Year
                                                             Actual      --------------   ----------------------------
                                                           Test Year     Present Rates   Present Rates   Proposed Rates
Line                                                         Ended        Year Ending     Year Ending     Year Ending
 No.   Description                                         12/31/2002      12/31/2003      12/31/2004      12/31/2004
----   -----------                                        ------------    ------------    ------------    ------------
                                                              (a)             (b)             (b)             (b)
 1.    Electric Operating Revenues                        $  2,093,393    $  1,969,996    $  2,148,301    $  2,263,598
                                                          ------------    ------------    ------------    ------------

 2.    Fuel and Purchased power                                628,030         567,774         657,096         644,350
                                                          ------------    ------------    ------------    ------------
 3.    Operating Revenues Less Fuel and Purchased Power      1,465,363       1,402,222       1,491,205       1,619,248
                                                          ------------    ------------    ------------    ------------

       Other Operating Expenses:
 4.      Oper & Maint excluding fuel expenses                  495,845         490,333         518,388         518,388
 5.      Deprec & Amort                                        399,640         385,736         370,585         370,585
 6.      Income Taxes                                          132,953         110,584         131,695         183,207
 7.      Other Taxes                                           107,925         113,500         120,650         120,650
                                                          ------------    ------------    ------------    ------------
 8.    Operating Income                                        329,000         302,069         349,887         426,418
                                                          ------------    ------------    ------------    ------------
       Other Income (Deductions):
 9.      Income Taxes                                            6,148            (627)          1,089           1,089
 10.     Other Income                                            5,149          12,095           9,698           9,698
 11.     Other Expenses                                        (19,338)        (10,508)        (12,454)        (12,454)
                                                          ------------    ------------    ------------    ------------
 12.       Total                                                (8,041)            960          (1,667)         (1,667)

 13.   Income Before Interest Deductions                       320,959         303,029         348,220         424,751

       Interest Deductions
 14.     Interest on long-term debt                            128,462         145,805         157,513         155,148
 15.     Interest on short-term borrowings                       5,416           1,900           3,300           3,300
 16.     Debt discount, premium and expense                      2,888           3,000           3,000           3,000
 17.     Capitalized interest                                  (15,150)        (18,016)        (15,638)        (15,638)
                                                          ------------    ------------    ------------    ------------
 18.       Total                                               121,616         132,689         148,175         145,810
                                                          ------------    ------------    ------------    ------------

 19.   Net Income                                         $    199,343    $    170,340    $    200,045    $    278,941
                                                          ============    ============    ============    ============

       Earnings per share of average
       Common Stock Outstanding*                          $       2.80             N/A             N/A             N/A

       % Return on Average Common Equity                           9.2%            7.9%            8.4%           11.5%

       % Adjusted Return on Average Common Equity                  7.9%            6.7%            7.8%           11.0%

        Projected Year
 ----------------------------
Present Rates   Proposed Rates
 Year Ending     Year Ending     Line
  12/31/2005      12/31/2005      No.
 ------------    ------------    ----
     (b)             (b)
 $  2,205,210    $  2,405,450     1.
 ------------    ------------

      667,792         666,142     2.
 ------------    ------------
    1,537,418       1,739,308     3.
 ------------    ------------


      552,953         552,953     4.
      408,045         408,045     5.
      108,805         192,268     6.
      134,989         134,989     7.
 ------------    ------------
      332,626         451,053     8.
 ------------    ------------

        5,491           5,491     9.
          321             321     10.
      (14,223)        (14,223)    11.
 ------------    ------------
       (8,411)         (8,411)    12.

      324,215         442,642     13.


      172,808         163,399     14.
        5,300           5,300     15.
        3,000           3,000     16.
      (15,137)        (15,137)    17.
 ------------    ------------
      165,971         156,562     18.
 ------------    ------------

 $    158,244    $    286,080     19.
 ============    ============


          N/A             N/A

          6.0%            10.4%

          6.0%            10.4%

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) E-2                                                                  (b) A-2

* Optional for projected years.

                         ARIZONA PUBLIC SERVICE COMPANY
                     Projected Changes in Financial Position
                           Present and Proposed Rates
                             (Thousands of Dollars)

                                                                                     Projected Year          Projected Year
                                                                                     --------------   ------------------------------
                                                                          Actual      Present Rates   Present Rates   Proposed Rates
Line                                                                    Test Year      Year Ending     Year Ending     Year Ending
 No.   Description                                                      12/31/2002      12/31/2003      12/31/2004      12/31/2004
----   -----------                                                     ------------    ------------    ------------    ------------
                                                                           (a)             (b)             (b)              (b)
       Cash Flows from Operations:
 1.        Net Income                                                  $    199,343    $    170,340    $    200,045    $    278,941
           Items not requiring cash:
 2.           Depreciation and amortization                                 399,640         385,736         370,585         370,585
 3.           Nuclear fuel amortization                                      31,185          37,618          38,481          38,481
 4.           Deferred income taxes                                         206,767         (41,006)        (12,344)        (12,344)
 5.           Mark-to-market gains                                            2,957              --              --              --
 6.           Other                                                        (135,380)         88,575         (92,691)        (92,081)
                                                                       ------------    ------------    ------------    ------------

 7.                         Net cash provided                               704,512         641,263         504,076         583,582
                                                                       ------------    ------------    ------------    ------------

       Cash Flows from Financing:
 8.        Long-term debt                                                   459,926         500,000         458,506         379,000
 9.        Short-term borrowings - net                                     (171,162)         59,428           7,575           7,575
 10.       Dividends paid on common stock                                  (170,000)       (170,000)       (170,000)       (170,000)
 11.       Repayment and requisition of long-term debt                     (337,160)        (89,332)       (386,192)       (386,192)
                                                                       ------------    ------------    ------------    ------------

 12.          Net cash used                                                (218,396)        300,096         (90,111)       (169,617)
                                                                       ------------    ------------    ------------    ------------

       Cash Flows from Investing:
 13.       Capital expenditures (before AFUDC debt) (c)                    (490,156)       (411,899)       (386,883)       (386,883)
 14.       Allowance for borrowed funds used during construction (c)        (15,150)        (18,016)        (15,638)        (15,638)
 15.       Loans to associated companies                                         --        (500,000)             --              --
 16.       Other                                                             44,918         (11,444)        (11,444)        (11,444)
                                                                       ------------    ------------    ------------    ------------

 17.          Net cash used                                                (460,388)       (941,359)       (413,965)       (413,965)
                                                                       ------------    ------------    ------------    ------------

 18.   Net increase (decrease) in cash and cash equivalents                  25,728              --              --              --
 19.   Cash and cash equivalents at beginning of period                      16,821          42,549          42,549          42,549

                                                                       ------------    ------------    ------------    ------------
 20.   Cash and cash equivalents at end of period                      $     42,549    $     42,549    $     42,549    $     42,549
                                                                       ============    ============    ============    ============

        Projected Year
------------------------------
Present Rates   Proposed Rates
 Year Ending     Year Ending     Line
  12/31/2005      12/31/2005      No.
 ------------    ------------    ----
      (b)            (b)

 $    158,244    $    286,080     1.

      408,045         408,045     2.
       38,974          38,974     3.
      (48,593)        (48,593)    4.
           --              --     5.
      (51,462)        (50,126)    6.
 ------------    ------------

      505,208         634,380     7.
 ------------    ------------


      587,086         457,914     8.
       32,997          32,997     9.
     (170,000)       (170,000)    10.
     (400,000)       (400,000)    11.
 ------------    ------------

       50,083         (79,089)    12.
 ------------    ------------


     (528,710)       (528,710)    13.
      (15,137)        (15,137)    14.
           --              --     15.
      (11,444)        (11,444)    16.
 ------------    ------------

     (555,291)       (555,291)    17.
 ------------    ------------

           --              --     18.
       42,549          42,549     19.

 ------------    ------------
 $     42,549    $     42,549     20.
 ============    ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
(a) E-3                                                                  (b) A-5
(c) F-3

                                                                    Schedule F-2

                         ARIZONA PUBLIC SERVICE COMPANY
                       Projected Construction Requirements
                       Test Year and Three Projected Years
                             (Thousands of Dollars)

                                                      Actual                      Projected Year
                                                     Test Year     --------------------------------------------
Line                                                  Ended         Year Ended      Year Ended      Year Ended     Line
 No.   Description                                  12/31/2002      12/31/2003      12/31/2004      12/31/2005      No.
----   -----------                                 ------------    ------------    ------------    ------------    ----
       Electric:

 1.    Production Plant (Excluding Nuclear Fuel)   $    108,428    $     89,416    $     69,202    $    152,029      1.
 2.    Nuclear Fuel                                      30,862          29,458          28,693          28,474      2.
                                                   ------------    ------------    ------------    ------------
 3.      Total Production                               139,290         118,874          97,895         180,503      3.

 4.      Transmission                                   106,452          56,720          54,946          79,921      4.

 5.      Distribution                                   208,481         197,265         202,855         218,022      5.

 6.      General and Intangibles                         44,062          34,783          27,202          44,879      6.

                                                   ------------    ------------    ------------    ------------
 7.    Total Construction Expenditures (a)              498,285         407,642         382,898         523,325      7.

 8.    Property Taxes Capitalized (a)                     2,958           4,257           3,985           5,385      8.

 9.    Allowance for Equity Funds Used                       --              --              --              --      9.
         During Construction

10.    Allowance for Borrowed Funds Used                 13,507          18,016          15,638          15,137      10.
         During Construction
                                                   ------------    ------------    ------------    ------------

11.    Total Capital Expenditures                  $    514,750    $    429,915    $    402,521    $    543,847      11.
                                                   ============    ============    ============    ============

Supporting Schedules:                                           Recap Schedules:
---------------------                                           ----------------
N/A                                                                (a) F-2 & A-4

                                                                    Schedule F-3

                         ARIZONA PUBLIC SERVICE COMPANY
                   Assumptions Used in Developing Projections

Line                                                                                                                            Line
No.   Item                                                                                                                       No.
----  ----                                                                                                                      ----
      A.  CUSTOMER GROWTH
 1.       Retail customer growth for the period 1/1/03 through 12/31/05 is forecasted to grow at an annual average rate of 3.4%.  1.

      B.  GROWTH IN RETAIL ENERGY AND RETAIL PEAK DEMAND
 2.       Retail energy sales for the period 1/1/03 through 12/31/05 are forecasted to grow at an annual average rate of 4.8%.    2.
 3.       Retail summer and winter peak demands for the same period are forecasted to grow at annual average rates of 4.3%        3.
 4.       and 2.9%, respectively.                                                                                                 4.

      C.  WHOLESALE AND ECONOMY INTERCHANGE SALES
 5.       Firm wholesale sales and peak demand for obligation-to-serve customers are forecasted per existing contracts. The       5.
 6.       Company sells energy on an economy interchange basis on a short-term basis from time to time. Such sales are made       6.
 7.       at prices above the Company's variable costs to generate energy.                                                        7.

      D.  FUEL
 8.       Fuel costs are based on projected sales, estimated fuel prices and projected operating availability factors of power    8.
 9.       plants.                                                                                                                 9.

      E.  OPERATIONS & MAINTENANCE EXPENSES
10.       The level of expenses reflect increases that are related to inflation and increased benefits costs, the current        10.
11.       trend of increased customers and additional plant requirements.                                                        11.

      F.  CONSTRUCTION EXPENDITURES
12.       The level of expenditures is primarily driven by customer, sales, and load growth, maintaining reliability,            12.
13.       and legal and regulatory requirements.                                                                                 13.

      G.  CAPITAL STRUCTURE CHANGES
14.       Capital Structure and Financing are shown on Schedules A-3, D-1, D-2, D-3 and F-2.                                     14.

      H.  FINANCING ASSUMPTIONS
15.       Forecasted Interest Rates:                                                                                             15.
16.            Variable Rate Pollution Control Bonds - 1.31% in 2003, 2.05% in 2004, 3.35% in 2005                               16.
17.            Commercial Paper - 1.9% in 2003, 3.3% in 2004, 5.3% in 2005                                                       17.
18.            New Sr. Unsecured Debt - 7.0% in 2004, 7.5% in 2005                                                               18.

                                                                    Schedule F-4

                                                                    Schedule G-1
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                     Cost of Service Summary - PRESENT RATES
                   Rates of Return by Customer Classification
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

                                                                                            TOTAL ACC JURISDICTION
                                                                                          --------------------------
                                                Total       Total ACC                                      General
                                               Company     Jurisdiction     All Other     Residential      Service
                                              ----------   ------------     ----------    -----------     ----------
                                                 (A)           (B)             (C)           (D)              (E)
1.a.   Revenues from Rates                     1,827,189     1,791,584(a)       35,605       889,898(a)      883,595(a)
1.b.   Other Revenues                            150,987       148,562           2,425        71,187          74,249

2.     Expenses                                1,626,563     1,590,132(b)       36,432       839,733(b)      730,686(b)
                                              ----------    ----------      ----------    ----------      ----------

3.     Operating Income Before Income Taxes      351,613       350,014           1,598       121,352         227,158

4.     Income Taxes                               86,608        86,144             463        18,616          67,806
                                              ----------    ----------      ----------    ----------      ----------

5.     Net Operating Income                      265,005       263,870           1,135       102,736         159,352

6.     Rate Base                               4,221,019     4,207,476(c)       13,543     2,367,112(c)    1,769,998(c)

7.     Rate of Return                               6.28%         6.27%           8.38%         4.34%           9.00%

       TOTAL ACC JURISDICTION
----------------------------------------
                 Street        Dusk to
Irrigation      Lighting         Dawn
----------     ----------     ----------
   (F)            (G)            (H)

     2,099(a)      10,794(a)       5,198(a)
       215          2,582            329

     2,360(b)      12,439(b)       4,914(b)
----------     ----------     ----------

       (46)           937            613

       -75           -195             -7
----------     ----------     ----------

        29          1,132            620

     4,571(c)      45,676(c)      20,118(c)

      0.63%          2.48%          3.08%

Supporting Schedules:
(a) H-1
(b) G-4
(c) G-3

                                                                    Schedule G-2
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                    Cost of Service Summary - PROPOSED RATES
                   Rates of Return by Customer Classification
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

                                                                                           TOTAL ACC JURISDICTION
                                                                                          --------------------------
                                                Total       Total ACC                                      General
                                               Company     Jurisdiction     All Other     Residential      Service
                                              ----------   ------------     ----------    -----------     ----------
                                                 (A)           (B)             (C)           (D)             (E)
1.a.   Revenues from Rates                     1,993,996     1,958,391(a)       35,605       972,747(a)      965,868(a)
1.b.   Other Revenues                            150,987       148,562           2,425        71,187          74,249

2.     Expenses                                1,626,563     1,590,132(b)       36,432       839,733(b)      730,686(b)
                                              ----------    ----------      ----------    ----------      ----------

3.     Operating Income Before Income Taxes      518,420       516,821           1,598       204,201         309,431

4.     Income Taxes                              152,496       152,033             463        51,968          99,684
                                              ----------    ----------      ----------    ----------      ----------

5.     Net Operating Income                      365,924       364,788           1,135       152,233         209,747

6.     Rate Base                               4,221,019     4,207,476(c)       13,543     2,367,112(c)    1,769,998(c)

7.     Rate of Return                               8.67%         8.67%           8.38%         6.43%          11.85%

          TOTAL ACC JURISDICTION
------------------------------------------
                  Street         Dusk to
Irrigation       Lighting         Dawn
----------      ----------      ----------
   (F)             (G)             (H)

     2,295(a)       11,799(a)        5,682(a)
       215           2,582             329

     2,360(b)       12,439(b)        4,914(b)
----------      ----------      ----------

       150           1,942           1,097

         1             197             183
----------      ----------      ----------

       149           1,745             914

     4,571(c)       45,676(c)       20,118(c)

      3.26%           3.82%           4.54%

Supporting Schedules:
(a) H-1
(b) G-4
(c) G-3

                                                                    Schedule G-3
                                                                     Page 1 of 1


                         ARIZONA PUBLIC SERVICE COMPANY
                   Rate Base Allocation to Classes of Service
                                 Total Rate Base
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

Line    Class of         Production -   Transmission   Transmission   Distribution   Distribution   Distribution   Distribution
 No.    Service            Demand        Substation        Lines       Substation     OH Primary    OH Secondary     UG Lines
===============================================================================================================================
                             (A)             (B)            (C)           (D)            (E)            (F)            (G)
 1.    Residential         1,062,376               0              0        87,562        147,786         67,667        438,874

 2.    General Service       985,723               0              0        73,149        117,803         14,607        318,641

 3.    Irrigation              3,327               0              0           946          1,596              0              0

 4.    Street Lighting             0               0              0           875          1,477            593          4,321

 5.    Dusk to Dawn                0               0              0           325            548            220          1,604
                          ----------      ----------     ----------    ----------     ----------     ----------     ----------

Total                      2,051,426(b)            0              0       162,857(b)     269,211(b)      83,087(b)     763,440(b)

Distribution     Total          Total         Total          Total
 Line TXFs       Demand        Demand %       Energy        Energy %
 ====================================================================
    (H)            (I)           (J)            (K)           (L)
    198,240      2,002,505         55.13%        43,910         45.23%

    102,044      1,611,969         44.38%        52,429         54.01%

        361          6,230          0.17%           132          0.14%

      1,083          8,349          0.23%           441          0.45%

        402          3,099          0.09%           164          0.17%
 ----------     ----------    ----------     ----------    ----------

    302,131(b)   3,632,152        100.00%        97,076        100.00%


        Class of        Cust. Advances  Distribution   Distribution   Distribution     Customer       Dusk to        Street
        Service           & Deposits     OH Services   UG Services       Meters        Accounts        Dawn          Lighting
       =======================================================================================================================
                             (A)            (B)            (C)            (D)            (E)            (F)            (G)

 7.    Residential           (48,220)         23,377        112,951        83,928         49,075              0              0

 8.    General Service       (33,879)          2,511         11,113        30,600          5,994              0              0

 9.    Irrigation             (2,425)             37              0           295             22              0              0

 10.   Street Lighting          (728)              0              0             0             45              0         37,339

 11.   Dusk to Dawn             (125)              0              0             0            475         16,317              0
                          ----------      ----------     ----------    ----------     ----------     ----------     ----------

 12.   Total                 (85,378)(b)      25,925(b)     124,064(b)    114,824(b)      55,610(b)      16,317(b)      37,339(b)

  Customer
  Service                      Total           Total
   & Info        Sales        Customer       Customer %
 ======================================================
    (H)           (I)            (J)            (K)

      1,396         9,720        232,226          77.08%

        170         1,187         17,696           5.87%

          1             4         (2,066)        -0.69%

          1             9         36,666          12.17%

         14            94         16,774           5.57%
 ----------    ----------     ----------     ----------

      1,582(b)     11,014(b)     301,296         100.00%

        Class of            Total          Total        Total System    Total System      TOTAL          TOTAL
        Service          Reg. Assets    Reg. Assets %     Benefits       Benefits %    ACC JURIS. (a)  ACC JURIS. %
       ============================================================================================================
                             (A)            (B)             (C)             (D)            (E)             (F)

 13.   Residential           87,306           50.07%          1,165           45.23%     2,367,112           56.26%

 14.   General Service       86,514           49.61%          1,391           54.01%     1,769,998           42.07%

 15.   Irrigation               271            0.16%              4            0.14%         4,571            0.11%

 16.   Street Lighting          208            0.12%             12            0.45%        45,676            1.09%

 17.   Dusk to Dawn              77            0.04%              4            0.17%        20,118            0.48%
                         ----------      ----------      ----------      ----------     ----------      ----------

 18.                        174,376(b)       100.00%          2,576(b)       100.00%     4,207,476          100.00%

Supporting Schedules:                                           Recap Schedules:
(b) G-5                                                         (a) G-1 & G-2
(c) G-7

                                                                    Schedule G-4
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                    Expense Allocation to Classes of Service
                    Operating Expenses Excluding Income Taxes
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

Line     Class of       Production -  Transmission    Transmission   Distribution   Distribution   Distribution   Distribution
 No.      Service         Demand       Substation       Lines         Substation     OH Primary    OH Secondary     UG Lines
=================================================================================================================================
                            (A)             (B)            (C)            (D)           (E)            (F)            (G)
 1.    Residential          245,691              0         46,610         15,020         20,171          9,314         41,724

 2.    General Service      228,814              0         46,031         12,548         16,079          2,011         30,294

 3.    Irrigation               763              0            117            162            218              0              0

 4.    Street Lighting          140              0            565            150            202             82            411

 5.    Dusk to Dawn              65              0            264             56             75             30            152
                         ----------     ----------     ----------     ----------     ----------     ----------     ----------

 6.    Total                475,472(a)           0(a)      93,587(a)      27,936(a)      36,745(a)      11,436(a)      72,580(a)

Distribution      Total         Total           Total         Total
  Line TXFs       Demand       Demand %        Energy        Energy %
======================================================================
    (H)            (I)            (J)            (K)           (L)

     20,572        399,102         53.28%       278,597         45.23%

     10,589        346,365         46.24%       332,650         54.01%

         37          1,297          0.17%           838          0.14%

        112          1,661          0.22%         2,800          0.45%

         42            684          0.09%         1,038          0.17%
 ----------     ----------    ----------     ----------    ----------

     31,352(a)     749,109        100.00%       615,923        100.00%

         Class of       Distribution    Distribution    Distribution      Customer         Dusk to         Street
          Service       OH Services     UG Services        Meters         Accounts          Dawn          Lighting
       ================================================================================================================
                           (A)              (B)              (C)             (D)             (E)             (F)

 7.    Residential            3,228          10,781          27,826          69,973               0               0

 8.    General Service          347           1,061          10,145           8,547               0               0

 9.    Irrigation                 5               0              98              31               0               0

 10.   Street Lighting            0               0               0              64               0           7,714

 11.   Dusk to Dawn               0               0               0             677           2,218               0
                         ----------      ----------      ----------      ----------      ----------      ----------

 12.   Total                  3,580(a)       11,841(a)       38,069(a)       79,292(a)        2,218(a)        7,714(a)

   Customer                         Total         Total
Service & Info      Sales          Customer     Customer %
==========================================================
      (G)            (H)             (I)           (J)

       3,828          19,705         135,341        79.90%

         468           2,407          22,973        13.56%

           2               9             145         0.09%

           3              18           7,799         4.60%

          37             191           3,123         1.84%
  ----------      ----------      ----------   ----------

       4,338(a)       22,329(a)      169,381       100.00%

         Class of          Total          Total        Total System    Total System      TOTAL           TOTAL
          Service       Reg. Assets    Reg. Assets %     Benefits        Benefits %   ACC JURIS. (c)  ACC JURIS. %
       ===========================================================================================================
                           (A)              (B)            (C)             (D)            (E)             (F)

 13.   Residential            9,743          51.77%         16,951          45.94%       839,733          52.81%

 14.   General Service        9,046          48.07%         19,651          53.26%       730,686          45.95%

 15.   Irrigation                31           0.16%             49           0.13%         2,360           0.15%

 16.   Street Lighting            0           0.00%            178           0.48%        12,439           0.78%

 17.   Dusk to Dawn               0           0.00%             70           0.19%         4,914           0.31%
                         ----------     ----------      ----------     ----------     ----------     ----------

 18.   Total                 18,820(a)      100.00%(a)      36,899(a)      100.00%     1,590,132         100.00%

Supporting Schedules:                                           Recap Schedules:
(a) G-6                                                         (c) G-1 & G-2
(b) G-7

                                                                    Schedule G-5
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                      Distribution of Rate Base by Function
                                 Total Rate Base
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

Line          Plant               Production -  Transmission  Transmission  Distribution   Distribution  Distribution  Distribution
No.      Classification             Demand       Substation      Lines        Substation    OH Primary   OH Secondary    UG Lines
===================================================================================================================================
                                      (A)            (B)           (C)           (D)          (E)           (F)           (G)
1.     Production - Demand          2,051,426             0             0             0             0             0             0

2.     Transmission Substation              0             0             0             0             0             0             0

3.     Transmission Lines                   0             0             0             0             0             0             0

4.     Distribution Substation              0             0             0       162,857             0             0             0

5.     Distribution OH Primary              0             0             0             0       269,211             0             0

6.     Distribution OH Secondary            0             0             0             0             0        83,087             0

7.     Distribution UG Lines                0             0             0             0             0             0       763,440

8.     Distribution Line TXFs               0             0             0             0             0             0             0
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------

9.     Total                        2,051,426             0             0       162,857       269,211        83,087       763,440

 Distribution    Total         Total
   Line TXFs     Demand       Demand %
=======================================
    (H)           (I)           (J)

          0     2,051,426        56.48%

          0             0         0.00%

          0             0         0.00%

          0       162,857         4.48%

          0       269,211         7.41%

          0        83,087         2.29%

          0       763,440        21.02%

    302,131       302,131         8.32%
 ----------    ----------   ----------

    302,131     3,632,152       100.00%

              Plant              Cust. Advances  Distribution  Distribution  Distribution   Customer     Dusk to      Street
         Classification            & Deposits     OH Services  UG Services      Meters      Accounts       Dawn      Lighting
       =========================================================================================================================
                                      (A)            (B)           (C)          (D)          (E)            (F)         (G)

10.    Cust. Advances & Deposit      (85,378)             0             0             0            0            0            0

11.    Distribution OH Services            0         25,925             0             0            0            0            0

12.    Distribution UG Services            0              0       124,064             0            0            0            0

13.    Distribution Meters                 0              0             0       114,824            0            0            0

14.    Customer Accounts                   0              0             0             0       55,610            0            0

15.    Dusk to Dawn                        0              0             0             0            0       16,317            0

16.    Street Lighting                     0              0             0             0            0            0       37,339

17.    Customer Service & Info             0              0             0             0            0            0            0

18.    Sales                               0              0             0             0            0            0            0
                                  ----------     ----------    ----------    ----------   ----------   ----------   ----------

19.    Total                         (85,378)        25,925       124,064       114,824       55,610       16,317       37,339

   Customer                   Total           Total
Service & Info   Sales       Customer       Customer %
======================================================
     (H)           (I)           (J)           (K)

           0            0      (85,378)       -28.34%

           0            0       25,925          8.60%

           0            0      124,064         41.18%

           0            0      114,824         38.11%

           0            0       55,610         18.46%

           0            0       16,317          5.42%

           0            0       37,339         12.39%

       1,582            0        1,582          0.52%

           0       11,014       11,014          3.66%
  ----------   ----------   ----------    ----------

       1,582       11,014      301,296        100.00%

              Plant                 Total         Total        Total        Total       Total System  Total System      TOTAL
         Classification            Energy        Energy %   Reg. Assets  Reg. Assets %    Benefits      Benefits %   ACC JURIS. (a)
       =========================================================================================================================
                                     (A)           (B)          (C)          (D)            (E)            (F)           (G)
20.    Production - Energy            97,076        100.00%
21.    Regulatory Assets                                        174,376       100.00%
22.    System Benefits                                                                        2,576         100.00%
23.    TOTAL ACC                                                                                                       4,207,476

Supporting Schedules:                                           Recap Schedules:
                                                                (a) G-3

                                                                    Schedule G-6
                                                                     Page 1 of 1

                         ARIZONA PUBLIC SERVICE COMPANY
                      Distribution of Expenses by Function
                    Operating Expenses Excluding Income Taxes
                   Adjusted Test Year Ending December 31, 2002
                                     ($000)

Line         Plant                 Production -  Transmission  Transmission   Distribution   Distribution   Distribution
No.     Classification               Demand       Substation      Lines         Substation    OH Primary    OH Secondary
========================================================================================================================
                                      (A)            (B)           (C)             (D)            (E)           (F)
1.     Production - Demand            475,472              0             0               0              0             0

2.     Transmission Substation              0              0             0               0              0             0

3.     Transmission Lines                   0              0        93,587               0              0             0

4.     Distribution Substation              0              0             0          27,936              0             0

5.     Distribution OH Primary              0              0             0               0         36,745             0

6.     Distribution OH Secondary            0              0             0               0              0        11,436

7.     Distribution UG Lines                0              0             0               0              0             0

8.     Distribution Line TXFs               0              0             0               0              0             0
                                   ----------     ----------    ----------      ----------     ----------    ----------

9.     Total                          475,472              0        93,587          27,936         36,745        11,436

Distribution  Distribution   Total         Total
 UG Lines      Line TXFs     Demand       Demand %
====================================================
    (G)           (H)          (I)          (J)
          0             0      475,472        63.47%

          0             0            0         0.00%

          0             0       93,587        12.49%

          0             0       27,936         3.73%

          0             0       36,745         4.91%

          0             0       11,436         1.53%

     72,580             0       72,580         9.69%

          0        31,352       31,352         4.19%
 ----------    ----------   ----------   ----------

     72,580        31,352      749,109       100.00%

             Plant                Distribution   Distribution   Distribution   Customer      Dusk to       Street      Customer
        Classification            OH Services    UG Services       Meters       Accounts      Dawn       Lighting    Service & Info
       ============================================================================================================================
                                      (A)            (B)            (C)           (D)          (E)          (F)          (G)
10.    Distribution OH Services         3,580              0              0             0            0            0            0

11.    Distribution UG Services             0         11,841              0             0            0            0            0

12.    Distribution Meters                  0              0         38,069             0            0            0            0

13.    Customer Accounts                    0              0              0        79,292            0            0            0

14.    Dusk to Dawn                         0              0              0             0        2,218            0            0

15.    Street Lighting                      0              0              0             0            0        7,714            0

16.    Customer Service & Info              0              0              0             0            0            0        4,338

17.    Sales                                0              0              0             0            0            0            0
                                   ----------     ----------     ----------    ----------   ----------   ----------   ----------

18.    Total                            3,580         11,841         38,069        79,292        2,218        7,714        4,338

               Total        Total
   Sales      Customer    Customer %
=====================================
   (H)          (I)          (J)
         0        3,580         2.11%

         0       11,841         6.99%

         0       38,069        22.48%

         0       79,292        46.81%

         0        2,218         1.31%

         0        7,714         4.55%

         0        4,338         2.56%

    22,329       22,329        13.18%
----------   ----------   ----------

    22,329      169,381       100.00%

             Plant           Total Production -   Total        Total          Total      Total System  Total System      TOTAL
        Classification             Energy         Energy %   Reg. Assets   Reg. Assets %   Benefits       Benefits %  ACC JURIS. (a)
       =============================================================================================================================
                                    (A)            (B)           (C)           (D)           (E)            (F)           (G)
19.    Production - Energy          615,923         100.00%
20.    Regulatory Assets                                          18,820        100.00%
21.    System Benefits                                                                        36,899         100.00%
22.    TOTAL ACC                                                                                                        1,590,132

Supporting Schedules:                                           Recap Schedules:
                                                                (a) G-4

                                                                    Schedule G-7
                                                                     Page 1 of 4

                         ARIZONA PUBLIC SERVICE COMPANY
                              Cost of Service Study
                        Development of Allocation Factors
                   Adjusted Test Year Ending December 31, 2002

                                                                                     Total        Total ACC           All
    Factor     Definition and Application of Allocation Factor                      Company      Jurisdiction        Other
    ------     -----------------------------------------------                      -------      ------------        -----
 1. DEMPROD1   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production Demand                                                      100.00%          99.83%           0.17%

 2. DEMPROD2   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production - Ancillary Service - Regulation                            100.00%          99.83%           0.17%

 3. DEMPROD3   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production - Ancillary Service - Spinning Reserve                      100.00%          99.83%           0.17%

 4. DEMPROD4   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production - Ancillary Service - Ready Reserve                         100.00%          99.83%           0.17%

 5. DEMPROD6   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production - Ancillary Service - Scheduling & Dispatch                 100.00%          99.83%           0.17%

 6. DEMPROD7   4-CP Demand @ Generation (KW)                                       5,111,775       5,102,910           8,865
               Production - Ancillary Service - Must Run                              100.00%          99.83%           0.17%

 7. DEMTRAN1   4-CP Demand @ Generation including Wheeling (KW)                    6,445,773       5,102,910       1,342,863
               Transmission Substation                                                100.00%          79.17%          20.83%

 8. DEMTRAN2   4-CP Demand @ Generation including Wheeling (KW)                    6,445,773       5,102,910       1,342,863
               Transmission Lines                                                     100.00%          79.17%          20.83%

 9. DEMTRAN4   Transmission - SCE 500 KV Line                                            100               0             100
               SCE Specific                                                           100.00%           0.00%         100.00%

10. DEMDIST1   NCP Demand @ Substation Level w/losses (KW)                         6,181,490       6,181,490               0
               Distribution Substation                                                100.00%         100.00%           0.00%

11. DEMDIST2   NCP Demand @ Primary Line Level w/losses (KW)                       5,934,767       5,934,767               0
               Distribution OH Primary Lines                                          100.00%         100.00%           0.00%

12. DEMDIST3   Individual Maximum Demand @ Secondary Line Level w/losses (KW)      4,331,559       4,331,559               0
               Distribution OH Secondary Lines                                        100.00%         100.00%           0.00%

13. DEMDIST4   NCP Demand @ Primary Line Level w/losses (KW)                       5,899,576       5,899,576               0
               Distribution UG Primary Lines                                          100.00%         100.00%           0.00%

14. DEMDIST5   Individual Maximum Demand @ Secondary Line Level w/losses (KW)      4,331,559       4,331,559               0
               Distribution UG Secondary Lines                                        100.00%         100.00%           0.00%

15. DEMDIST6   Individual Maximum Demand @ Secondary TXF Level w/losses (KW)       9,084,660       9,084,660               0
               Distribution OH Line Transformers                                      100.00%         100.00%           0.00%

   Total                           General                           Street         Dusk to
   Retail        Residential       Service         Irrigation       Lighting          Dawn
   ------        -----------       -------         ----------       --------          ----
  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      79.17%          41.00%          38.04%           0.13%           0.00%           0.00%

  5,102,910       2,642,653       2,451,981           8,276               0               0
      79.17%          41.00%          38.04%           0.13%           0.00%           0.00%

          0               0               0               0               0               0
       0.00%           0.00%           0.00%           0.00%           0.00%           0.00%

  6,181,490       3,323,537       2,776,499          35,899          33,222          12,333
     100.00%          53.77%          44.92%           0.58%           0.54%           0.20%

  5,934,767       3,257,955       2,596,964          35,191          32,567          12,090
     100.00%          54.90%          43.76%           0.59%           0.55%           0.20%

  4,331,559       3,527,660         761,528               0          30,900          11,471
     100.00%          81.44%          17.58%           0.00%           0.71%           0.26%

  5,899,576       3,257,955       2,596,964               0          32,567          12,090
     100.00%          55.22%          44.02%           0.00%           0.55%           0.20%

  4,331,559       3,527,660         761,528               0          30,900          11,471
     100.00%          81.44%          17.58%           0.00%           0.71%           0.26%

  9,084,660       5,938,353       3,056,769          45,047          32,446          12,045
     100.00%          65.37%          33.65%           0.50%           0.36%           0.13%

                                                       Recap Schedules: G-4, G-3

                                                                    Schedule G-7
                                                                     Page 2 of 4

                         ARIZONA PUBLIC SERVICE COMPANY
                              Cost of Service Study
                        Development of Allocation Factors
                   Adjusted Test Year Ending December 31, 2002

                                                                                     Total        Total ACC           All
    Factor     Definition and Application of Allocation Factor                      Company      Jurisdiction        Other
    ------     -----------------------------------------------                      -------      ------------        -----
16. DEMDIST7   Individual Maximum Demand @ Secondary TXF Level w/losses (KW)      9,039,623       9,039,623               0
               Distribution UG Line Transformers                                     100.00%         100.00%           0.00%

17. CUSTOH1    Weighted Customer Costs for Distribution Services ($)                448,413         448,413               0
               Distribution OH Services                                              100.00%         100.00%           0.00%

18. CUSTUG1    Weighted Customer Costs for Distribution Services ($)                456,363         456,363               0
               Distribution UG Services                                              100.00%         100.00%           0.00%

19. DEMDIST10  NCP Demand @ Primary Line Level w/losses (KW)                      5,934,767       5,934,767               0
               Distribution Rents                                                    100.00%         100.00%           0.00%

20. ENERGY1    Customer Class Energy @ Generation (MWH)                          25,161,766      24,795,184         366,582
               Production - Energy                                                   100.00%          98.54%           1.46%

21. ENERGY2    Customer Class Energy @ Generation (MWH)                          25,161,766      24,795,184         366,582
               Production - Energy (Fuel and Purchase Power)                         100.00%          98.54%           1.46%

22. ENERGY4    Customer Class Energy @ Generation (MWH)                          25,161,766      24,795,184         366,582
               Production - Energy - Ancillary Service - Must Run                    100.00%          98.54%           1.46%

23. CUST370    Weighted Costs for Distribution Meters ($)                         1,132,676       1,121,607          11,069
               Distribution Meters                                                   100.00%          99.02%           0.98%

24. CUST371    Dusk to Dawn Customer Class Specific                                       1               1               0
               Dusk to Dawn                                                          100.00%         100.00%           0.00%

25. CUST373    Street Lighting Customer Class Specific                                    1               1               0
               Street Lighting                                                       100.00%         100.00%           0.00%

26. CUSTNUM    Number of Customer Accounts                                          930,373         929,002           1,371
               Customer Accounts                                                     100.00%          99.85%           0.15%

27. CUST910    Number of Customer Accounts                                          929,002         929,002               0
               Customer Service and Information                                      100.00%         100.00%           0.00%

28. CUST916    Number of Customer Accounts                                          930,373         929,002           1,371
               Sales Expense                                                         100.00%          99.85%           0.15%

29. DEMREGAST  4-CP Demand @ Generation (KW)                                      5,111,775       5,102,910           8,865
               Regulatory Asset - Demand Related                                     100.00%          99.83%           0.17%

30. ERGREGAST  Customer Class Energy @ Generation (MWH)                          25,161,766      24,795,184         366,582
               Regulatory Asset - Energy Related                                     100.00%          98.54%           1.46%

31. ERGSYSBEN  Customer Class Energy @ Generation (MWH)                          25,161,766      24,795,184         366,582
               System Benefits - Energy Related                                      100.00%          98.54%           1.46%

     Total                           General                           Street         Dusk to
     Retail        Residential       Service         Irrigation       Lighting          Dawn
     ------        -----------       -------         ----------       --------          ----
   9,039,623       5,938,353       3,056,779               0          32,446          12,045
      100.00%          65.69%          33.82%           0.00%           0.36%           0.13%

     448,413         404,336          43,430             647               0               0
      100.00%          90.17%           9.69%           0.14%           0.00%           0.00%

     456,363         415,485          40,878               0               0               0
      100.00%          91.04%           8.96%           0.00%           0.00%           0.00%

   5,934,767       3,257,955       2,596,964          35,191          32,567          12,090
      100.00%          54.90%          43.76%           0.59%           0.55%           0.20%

  24,795,184      11,215,488      13,391,465          33,737         112,701          41,793
       98.54%          44.57%          53.22%           0.13%           0.45%           0.17%

  24,795,184      11,215,488      13,391,465          33,737         112,701          41,793
       98.54%          44.57%          53.22%           0.13%           0.45%           0.17%

  24,795,184      11,215,488      13,391,465          33,737         112,701          41,793
       98.54%          44.57%          53.22%           0.13%           0.45%           0.17%

   1,121,607         819,821         298,900           2,886               0               0
       99.02%          72.38%          26.39%           0.25%           0.00%           0.00%

           1               0               0               0               0               1
      100.00%           0.00%           0.00%           0.00%           0.00%         100.00%

           1               0               0               0               1               0
      100.00%           0.00%           0.00%           0.00%         100.00%           0.00%

     929,002         819,821         100,134             364             749           7,934
       99.85%          88.12%          10.76%           0.04%           0.08%           0.85%

     929,002         819,821         100,134             364             749           7,934
      100.00%          88.25%          10.78%           0.04%           0.08%           0.85%

     929,002         819,821         100,134             364             749           7,934
       99.85%          88.12%          10.76%           0.04%           0.08%           0.85%

   5,102,910       2,642,653       2,451,981           8,276               0               0
       99.83%          51.70%          47.97%           0.16%           0.00%           0.00%

  24,795,184      11,215,488      13,391,465          33,737         112,701          41,793
       98.54%          44.57%          53.22%           0.13%           0.45%           0.17%

  24,795,184      11,215,488      13,391,465          33,737         112,701          41,793
       98.54%          44.57%          53.22%           0.13%           0.45%           0.17%

                                                       Recap Schedules: G-4, G-3

                                                                    Schedule G-7
                                                                     Page 3 of 4

                         ARIZONA PUBLIC SERVICE COMPANY
                              Cost of Service Study
                        Development of Allocation Factors
                   Adjusted Test Year Ending December 31, 2002

                                                                                                Small          Medium        Large
                                                                                   General      General        General      General
    Factor     Definition and Application of Allocation Factor                     Service      Service        Service      Service
    ------     -----------------------------------------------                     -------      -------        -------      -------
 1. DEMPROD1   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production Demand                                                      47.97%       16.21%        19.46%        5.59%

 2. DEMPROD2   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production - Ancillary Service - Regulation                            47.97%       16.21%        19.46%        5.59%

 3. DEMPROD3   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production - Ancillary Service - Spinning Reserve                      47.97%       16.21%        19.46%        5.59%

 4. DEMPROD4   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production - Ancillary Service - Ready Reserve                         47.97%       16.21%        19.46%        5.59%

 5. DEMPROD6   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production - Ancillary Service - Scheduling & Dispatch                 47.97%       16.21%        19.46%        5.59%

 6. DEMPROD7   4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Production - Ancillary Service - Must Run                              47.97%       16.21%        19.46%        5.59%

 7. DEMTRAN1   4-CP Demand @ Generation including Wheeling (KW)                   2,451,981      828,460       994,764      285,615
               Transmission Substation                                                38.04%       12.85%        15.43%        4.43%

 8. DEMTRAN2   4-CP Demand @ Generation including Wheeling (KW)                   2,451,981      828,460       994,764      285,615
               Transmission Lines                                                     38.04%       12.85%        15.43%        4.43%

 9. DEMTRAN4   Transmission - SCE 500 KV Line                                             0            0             0            0
               SCE Specific                                                            0.00%        0.00%         0.00%        0.00%

10. DEMDIST1   NCP Demand @ Substation Level w/losses (KW)                        2,776,499      970,264     1,184,158      283,088
               Distribution Substation                                                44.92%       15.70%        19.16%        4.58%

11. DEMDIST2   NCP Demand @ Primary Line Level w/losses (KW)                      2,596,964      950,468     1,157,321      270,617
               Distribution OH Primary Lines                                          43.76%       16.02%        19.50%        4.56%

12. DEMDIST3   Individual Maximum Demand @ Secondary Line Level w/losses (KW)       761,528      761,528             0            0
               Distribution OH Secondary Lines                                        17.58%       17.58%         0.00%        0.00%

13. DEMDIST4   NCP Demand @ Primary Line Level w/losses (KW)                      2,596,964      950,468     1,157,321      270,617
               Distribution UG Primary Lines                                          44.02%       16.11%        19.62%        4.59%

14. DEMDIST5   Individual Maximum Demand @ Secondary Line Level w/losses (KW)       761,528      761,528             0            0
               Distribution UG Secondary Lines                                        17.58%       17.58%         0.00%        0.00%

15. DEMDIST6   Individual Maximum Demand @ Secondary TXF Level w/losses (KW)      3,056,769    1,300,052     1,363,985      257,322
               Distribution OH Line Transformers                                      33.65%       14.31%        15.01%        2.83%

Extra-Large
  General                     Residential    Residential    Residential   Residential     Residential
  Service      Residential       E-10           E-12           EC-1           ET-1           ECT-1
  -------      -----------       ----           ----           ----           ----           -----
  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     5.32%          41.00%         3.61%         11.89%          2.20%          19.24%         4.06%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     5.32%          41.00%         3.61%         11.89%          2.20%          19.24%         4.06%

        0               0             0              0              0               0             0
     0.00%           0.00%         0.00%          0.00%          0.00%           0.00%         0.00%

  338,989       3,323,537       306,035        965,170        155,972       1,550,013       346,347
     5.48%          53.77%         4.95%         15.61%          2.52%          25.08%         5.60%

  218,558       3,257,955       299,996        946,125        152,894       1,519,427       339,513
     3.68%          54.90%         5.05%         15.94%          2.58%          25.60%         5.72%

        0       3,527,660       328,650      1,249,580        137,693       1,519,087       292,650
     0.00%          81.44%         7.59%         28.85%          3.18%          35.07%         6.76%

  218,558       3,257,955       299,996        946,125        152,894       1,519,427       339,513
     3.70%          55.22%         5.09%         16.04%          2.59%          25.75%         5.75%

        0       3,527,660       328,650      1,249,580        137,693       1,519,087       292,650
     0.00%          81.44%         7.59%         28.85%          3.18%          35.07%         6.76%

  135,410       5,938,353       553,239      2,103,504        231,787       2,557,185       492,638
     1.49%          65.37%         6.09%         23.15%          2.55%          28.15%         5.42%

                                                       Recap Schedules: G-4, G-3

                                                                    Schedule G-7
                                                                     Page 4 of 4

                         ARIZONA PUBLIC SERVICE COMPANY
                              Cost of Service Study
                        Development of Allocation Factors
                   Adjusted Test Year Ending December 31, 2002

                                                                                                Small          Medium        Large
                                                                                   General      General        General      General
    Factor     Definition and Application of Allocation Factor                     Service      Service        Service      Service
    ------     -----------------------------------------------                     -------      -------        -------      -------
16. DEMDIST7   Individual Maximum Demand @ Secondary TXF Level w/losses (KW)      3,056,779    1,300,052     1,363,985      257,332
               Distribution UG Line Transformers                                      33.82%       14.38%        15.09%        2.85%

17. CUSTOH1    Weighted Customer Costs for Distribution Services ($)                 43,430       39,828         3,602            0
               Distribution OH Services                                                9.69%        8.88%         0.80%        0.00%

18. CUSTUG1    Weighted Customer Costs for Distribution Services ($)                 40,878       33,450         4,064        2,828
               Distribution UG Services                                                8.96%        7.33%         0.89%        0.62%

19. DEMDIST10  NCP Demand @ Primary Line Level w/losses (KW)                      2,596,964      950,468     1,157,321      270,617
               Distribution Rents                                                     43.76%       16.02%        19.50%        4.56%

20. ENERGY1    Customer Class Energy @ Generation (MWH)                          13,391,465    3,766,696     5,288,514    1,754,953
               Production - Energy                                                    53.22%       14.97%        21.02%        6.97%

21. ENERGY2    Customer Class Energy @ Generation (MWH)                          13,391,465    3,766,696     5,288,514    1,754,953
               Production - Energy (Fuel and Purchase Power)                          53.22%       14.97%        21.02%        6.97%

22. ENERGY4    Customer Class Energy @ Generation (MWH)                          13,391,465    3,766,696     5,288,514    1,754,953
               Production - Energy - Ancillary Service - Must Run                     53.22%       14.97%        21.02%        6.97%

23. CUST370    Weighted Costs for Distribution Meters ($)                           298,900      259,684        32,608        3,818
               Distribution Meters                                                    26.39%       22.93%         2.88%        0.34%

24. CUST371    Dusk to Dawn Customer Class Specific                                       0            0             0            0
               Dusk to Dawn                                                            0.00%        0.00%         0.00%        0.00%

25. CUST373    Street Lighting Customer Class Specific                                    0            0             0            0
               Street Lighting                                                         0.00%        0.00%         0.00%        0.00%

26. CUSTNUM    Number of Customer Accounts                                          100,134       95,717         4,112          244
               Customer Accounts                                                      10.76%       10.29%         0.44%        0.03%

27. CUST910    Number of Customer Accounts                                          100,134       95,717         4,112          244
               Customer Service and Information                                       10.78%       10.30%         0.44%        0.03%

28. CUST916    Number of Customer Accounts                                          100,134       95,717         4,112          244
               Sales Expense                                                          10.76%       10.29%         0.44%        0.03%

29. DEMREGAST  4-CP Demand @ Generation (KW)                                      2,451,981      828,460       994,764      285,615
               Regulatory Asset - Demand Related                                      47.97%       16.21%        19.46%        5.59%

30. ERGREGAST  Customer Class Energy @ Generation (MWH)                          13,391,465    3,766,696     5,288,514    1,754,953
               Regulatory Asset - Energy Related                                      53.22%       14.97%        21.02%        6.97%

31. ERGSYSBEN  Customer Class Energy @ Generation (MWH)                          13,391,465    3,766,696     5,288,514    1,754,953
               System Benefits - Energy Related                                       53.22%       14.97%        21.02%        6.97%

Extra-Large
  General                     Residential    Residential    Residential   Residential     Residential
  Service      Residential       E-10           E-12           EC-1           ET-1           ECT-1
  -------      -----------       ----           ----           ----           ----           -----
  135,410       5,938,353       553,239      2,103,504        231,787       2,557,185       492,638
     1.50%          65.69%         6.12%         23.27%          2.56%          28.29%         5.45%

        0         819,821        93,834        381,583         24,806         276,670        42,928
     0.00%         182.83%        20.93%         85.10%          5.53%          61.70%         9.57%

      536         819,821        93,834        381,583         24,806         276,670        42,928
     0.12%         179.64%        20.56%         83.61%          5.44%          60.62%         9.41%

  218,558       3,257,955       299,996        946,125        152,894       1,519,427       339,513
     3.68%          54.90%         5.05%         15.94%          2.58%          25.60%         5.72%

2,581,302      11,215,488     1,020,291      3,356,182        635,131       4,917,386     1,286,498
    10.26%          44.57%         4.05%         13.34%          2.52%          19.54%         5.11%

2,581,302      11,215,488     1,020,291      3,356,182        635,131       4,917,386     1,286,498
    10.26%          44.57%         4.05%         13.34%          2.52%          19.54%         5.11%

2,581,302      11,215,488     1,020,291      3,356,182        635,131       4,917,386     1,286,498
    10.26%          44.57%         4.05%         13.34%          2.52%          19.54%         5.11%

    2,790         560,930        42,736        173,790         24,806         276,670        42,928
     0.25%          49.52%         3.77%         15.34%          2.19%          24.43%         3.79%

        0               0             0              0              0               0             0
     0.00%           0.00%         0.00%          0.00%          0.00%           0.00%         0.00%

        0               0             0              0              0               0             0
     0.00%           0.00%         0.00%          0.00%          0.00%           0.00%         0.00%

       61         819,821        93,834        381,583         24,806         276,670        42,928
     0.01%          88.12%        10.09%         41.01%          2.67%          29.74%         4.61%

       61         819,821        93,834        381,583         24,806         276,670        42,928
     0.01%          88.25%        10.10%         41.07%          2.67%          29.78%         4.62%

       61         819,821        93,834        381,583         24,806         276,670        42,928
     0.01%          88.12%        10.09%         41.01%          2.67%          29.74%         4.61%

  343,142       2,642,653       232,966        766,305        141,521       1,240,307       261,554
     6.71%          51.70%         4.56%         14.99%          2.77%          24.26%         5.12%

2,581,302      11,215,488     1,020,291      3,356,182        635,131       4,917,386     1,286,498
    10.26%          44.57%         4.05%         13.34%          2.52%          19.54%         5.11%

2,581,302      11,215,488     1,020,291      3,356,182        635,131       4,917,386     1,286,498
    10.26%          44.57%         4.05%         13.34%          2.52%          19.54%         5.11%

                                                       Recap Schedules: G-4, G-3

                                                                    Schedule H-1
                                                                     Page 1 of 1
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
              SUMMARY OF BASE REVENUES BY CUSTOMER CLASSIFICATION
                           PRESENT AND PROPOSED RATES
                  TEST YEAR ENDING DECEMBER 31, 2002, ADJUSTED

                                                  Base Revenues in the
                                                     Test Year (a)               Proposed Increase (b)
                                                 ----------------------      -----------------------------
                                                   (A)          (B)           (C)        (D)           (E)        (F)
                                                                                                               Proposed
                                                 Present     Proposed                               Proposed   Increase
Line                                             Rates 1)   Rates 3) 4)     Amount                   CRCC 2)   with CRCC     Line
No.   Customer Classification                     ($000)       ($000)       ($000)        %          ($000)        %          No.
---   -----------------------                    ---------   ---------     -------       ----        -----       ----        ----
                                                                           (B)-(A)     (C)/(A)               [(E)+(C)]/(A)
 1    Residential                                  889,898     972,747      82,849       9.31%       3,737       9.73%         1

 2    General Service                              883,595     965,868      82,273       9.31%       4,485       9.82%         2

 3    Irrigation                                     2,099       2,295         196       9.34%          11       9.86%         3

 4    Outdoor Lighting                              10,794      11,799       1,005       9.31%          36       9.64%         4

 5    Dusk to Dawn Lighting Service                  5,198       5,682         484       9.31%          14       9.58%         5
                                                 =========   =========     =======       ====        =====       ====

 6    Total Sales to Ultimate Retail Customers   1,791,584   1,958,391     166,807       9.31%       8,283       9.77%         6

(a)  SUPPORTING SCHEDULES: H-2                         (b)  RECAP SCHEDULES: A-1

NOTES TO SCHEDULE:

1) Base Revenues under Present Rates reflect adjusted test year revenues including applicable proforma adjustments such as rate decreases and removal of franchise fees from base rates.
2) The CRCC is the Competition Rules Compliance Charge as proposed in ACC Docket No. E-01345A-02-0403. The proposed CRCC will be in place for five years.
3) Please note that the Proposed Increase shown on this schedule does not directly match the Proposed Increase on Schedule H-2 for the General Service and Irrigation classes. Schedule H-2 assumes customer migration from Irrigation to General Service due to more favorable rates. The total proposed revenue for both Irrigation and General Service classes on these two schedules match.
4) The total proposed revenue for both Outdoor Lighting and Dusk to Dawn classes on this schedule matches the total proposed revenue for both classes on Schedule H-2.

                                                                    Schedule H-2
                                                                     Page 1 of 2
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
                  ANALYSIS OF BASE REVENUES BY DETAILED CLASS
                  TEST YEAR ENDING DECEMBER 31, 2002, ADJUSTED

                  (A)                      (B)           (C)            (D)            (E)

                                                                      Average      Base Revenues
                                         Average                      Annual           under
Line  Customer Classification           Number of        MWh         kWh Usage     Present Rates
 No.  and Current Rate Designation      Customers       Sales       per Customer      ($000)
----  ----------------------------     -----------   -----------    ------------    -----------
                                                                   [(C)x1000]/(B)
  1   Residential
  2       E-10                              94,544       904,512           9,567         78,922
  3

  4       E-12                             375,020     3,186,522           8,497        301,433
  5       EC-1                              24,951       568,530          22,786         42,753
  6       ET-1                             277,112     4,721,930          17,040        381,113
  7       ECT-1R                            43,117     1,205,109          27,950         85,677
  8       DA-R1                                 --            --              --             --

                                       -----------   -----------    ------------    -----------

  9             Total Residential          814,744    10,586,603          12,994        889,898

 10   General Service
 11       E-20                                 339        36,907         108,870          3,009

 12       E-21                                  20         1,099          54,950             83
 13       E-21                                   9           641          71,222             54

 14       E-22                                   5         4,899         979,800            362
 15       E-22                                   9         2,307         256,333            202

 16       E-23                                  97        31,308         322,763          2,245
 17       E-23                                  51        14,655         287,353          1,045

 18       E-24                                  29       118,278       4,078,552          6,747
 19       E-24                                  19        59,661       3,140,053          3,448

 20       E-30                               4,023         6,721           1,671            973
 21       E-32, E-32R, E-53, E-54           94,180     9,551,113         101,413        716,195
 22       E-34                                  41     1,232,771      30,067,585         66,458
 23       E-35                                  19     1,217,184      64,062,316         57,357
 24       E-38, E-38-8T, E-38TOW                88         7,320          83,182            471
 25       E-40                                   2             1             500              2
 26       E-51                                   4        18,135       4,533,750          1,158
 27       E-221, E-221-8T, E-221TOW          1,272       302,679         237,955         20,423
 28       Contracts                              3       100,373      33,457,667          3,363
 29       DA-GS1,10,11,12,13                    --            --              --             --

                                       -----------   -----------    ------------    -----------
 30
                Total General Service      100,210    12,706,052         126,794        883,595

      (F)                           (G)           (H)            (I)           (J)

                 Proposed Rates (a)                              Proposed Increase
-------------------------------------------------------        ---------------------
                                    Base
    Proposed                      Revenues        CRCC          Amount                     Line
Rate Designation                   ($000)        ($000)         ($000)           %          No.
----------------------            --------       ------        -------         -----       ----
                                              (C)x0.000353  [(G)+(H)]-(E)     (I)/(E)
                                                                                             1
E-10 Step 1                         88,530          319          9,927         12.58%        2
E-12                                 1,586                       1,586          1.79%        3

E-12                               320,161        1,125         19,853          6.59%        4
ECT-1R                              49,160          201          6,608         15.46%        5
ET-1                               422,085        1,667         42,639         11.19%        6
ECT-1R                              91,225          425          5,973          6.97%        7
DA-R1                                                   Rate Cancelled                       8

                                  --------       ------        -------
                                   972,747        3,737         86,586          9.73%        9

                                                                                            10
E-20                                 3,430           13            434         14.42%       11

E-32TOU                                101            -             18         21.69%       12
E-32                                    67            -             13         24.07%       13

E-32TOU                                352            2             (8)        -2.21%       14
E-32                                   295            1             94         46.53%       15

E-32TOU                              2,319           11             85          3.79%       16
E-32                                 1,046            5              6          0.57%       17

E-32TOU                              7,777           42          1,072         15.89%       18
E-32                                 3,667           21            240          6.96%       19

E-30                                 1,065            2             94          9.66%       20
E-32, E-32R, E-53, E-54            782,311        3,372         69,488          9.70%       21
E-34                                72,904          435          6,881         10.35%       22
E-35                                62,926          430          5,999         10.46%       23
E-221, E-221-8T, E-221TOW              541            3             73         15.50%       24
E-40                                     2            -                         9.33%       25
E-51                                 1,282            6            130         11.23%       26
E-221, E-221-8T, E-221TOW           22,322          107          2,006          9.82%       27
Contracts                            3,485           35            157          4.67%       28
DA-GS1,10,11,12,13                             - - - Rates Cancelled - - -                  29

                                  --------       ------        -------         -----

                                   965,892        4,485         86,782          9.82%       30

                SUPPORTING SCHEDULES:                           RECAP SCHEDULES:  (a)  H-1

                                                                    Schedule H-2
                                                                     Page 2 of 2
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
                  ANALYSIS OF BASE REVENUES BY DETAILED CLASS
                  TEST YEAR ENDING DECEMBER 31, 2002, ADJUSTED

                  (A)                      (B)           (C)            (D)            (E)

                                                                      Average      Base Revenues
                                         Average                      Annual           under
Line  Customer Classification           Number of        MWh         kWh Usage     Present Rates
 No.  and Current Rate Designation      Customers       Sales       per Customer      ($000)
----  ----------------------------     -----------   -----------    ------------    -----------
                                                                   [(C)x1000]/(B)

 31   Irrigation
 32       E-32                                 135        11,308          83,763            822
 33       E-38, E-38-8T, E-38TOW                69         7,786         112,841            476
 34       E-221, E-221-8T, E-221TOW            128        11,747          91,773            801

                                       -----------   -----------    ------------    -----------

 35             Total Irrigation               332        30,841          92,895          2,099

 36   Outdoor Lighting
 37       E-32                                   4            59          14,750              6
 38       E-58                                 517        21,744          42,058          4,552
 39       E-59                                 177        64,993         367,192          5,509
 40       E-67                                 231         4,579          19,823            156
 41       Contracts                             24         9,366         390,250            571

                                       -----------   -----------    ------------    -----------

 42             Total Outdoor Lighting         953       100,741         105,709         10,794


 43   Dusk to Dawn Lighting Service    See Note 4)        38,475     See Note 4)          5,198


                                       ===========   ===========    ============    ===========

 44   Total Sales to
          Ultimate Retail Customers        916,239    23,462,712          25,608      1,791,584

      (F)                           (G)           (H)            (I)           (J)

                 Proposed Rates (a)                              Proposed Increase
-------------------------------------------------------        ---------------------
                                    Base
    Proposed                      Revenues        CRCC          Amount                     Line
Rate Designation                   ($000)        ($000)         ($000)           %          No.
----------------------            --------       ------        -------         -----       ----
                                              (C)x0.000353  [(G)+(H)]-(E)     (I)/(E)
                                                                                            31
E-221                                  805            4            (13)        -1.58%       32
E-221, E-221-8T, E-221TOW              569            3             96         20.17%       33
E-221, E-221-8T, E-221TOW              897            4            100         12.48%       34

                                                 ------        -------        ------

                                     2,271           11            183          8.72%       35


E-32                                     6            -              0          5.66%       37
E-58                                 4,976            8            432          9.49%       38
E-59                                 6,022           23            536          9.73%       39
E-67                                   186            2             32         20.51%       40
Contracts                              624            3             56          9.81%       41

                                                 ------        -------        ------

                                    11,814           36          1,056          9.79%       42


                                     5,667           14            483          9.29%       43


                                                 ======        =======        ======

                                                                                            44
                                 1,958,391        8,283        175,090          9.77%       44

                SUPPORTING SCHEDULES:            RECAP SCHEDULES:  (a)  H-1

NOTES TO SCHEDULE:

1) Base Revenues under Present Rates reflect adjusted test year revenues including applicable proforma adjustments such as rate decreases and removal of franchise fees from base rates.
2) The CRCC is the Competition Rules Compliance Charge as proposed in ACC Docket No. E-01345A-02-0403. The proposed CRCC will be in place for five years.
3) The following rate schedules will not change: Solar Rate Schedules, EPR Rate Schedules, Share the Light Rate Schedules, Rate Schedules E-36, E-52, and E-55, and Rate Schedules E-3 and E-4.
4) Dusk to Dawn Lighting customers are included in residential and general service counts as this service is included on each customer's primary billing.
5) Reclassification of revenue in Irrigation and General Service classes results in class revenue shifts. The total proposed revenue for both Irrigation and General Service classes on this schedule matches the total proposed revenue for both classes on Schedule H-1.
6) The total proposed revenue for both Outdoor Lighting and Dusk to Dawn classes on this schedule matches the total proposed revenue for both classes on Schedule H-1.

                                                                    Schedule H-3
                                                                    Page 1 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
  1       E-3      Residential Energy                     NO CHANGE
  2                Support Program

  3       E-4      Residential Energy                     NO CHANGE
  4                Support Program

  5      E-10      Residential Service          Summer      Basic Service Charge              $    7.50 /mo
  6     STEP 1
  7                                                         First 400 kWh                       0.06682 /kWh
  8                                                         Next 400 kWh                        0.09189 /kWh
  9                                                         All additional kWh                  0.09440 /kWh

 10                                             Winter      Basic Service Charge              $    7.50 /mo
 11
 12                                                         All kWh                             0.07609 /kWh

 13                                             Sum & Win   Minimum                           $    7.50 /mo

 14      E-10      Residential Service
 15     STEP 2
 16    (Move to
 17      E-12)

 18
 19


 20      E-12      Residential Service          Summer      Basic Service Charge              $    7.50 /mo
 21
 22                                                         First 400 kWh                       0.07376 /kWh
 23                                                         Next 400 kWh                        0.10281 /kWh
 24                                                         All additional kWh                  0.11991 /kWh

 25                                             Winter      Basic Service Charge              $    7.50 /mo
 26
 27                                                         All kWh                             0.07394 /kWh

 28                                             Sum & Win   Minimum                           $    7.50 /mo


        (G)                               (H)   (I)        (J)    (K)      (L)   (M)
                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                             NO CHANGE                                                   1
                                                                                         2

                             NO CHANGE                                                   3
                                                                                         4

                                                                               N/A       5
Basic Service Charge                   $   0.271 /day   $   0.275 /day         N/A       6
First 400 kWh                            0.07332 /kWh     0.07438 /kWh    0.00756 /kWh   7
Next 400 kWh                             0.10083 /kWh     0.10228 /kWh    0.01039 /kWh   8
All additional kWh                       0.10358 /kWh     0.10507 /kWh    0.01067 /kWh   9

                                                                               N/A       10
Basic Service Charge                   $   0.271 /day   $   0.275 /day         N/A       11
All kWh                                  0.08349 /kWh     0.08469 /kWh    0.00860 /kWh   12

                                                                               N/A       13

Basic Service Charge                   $   0.411 /day   $   0.417 /day         N/A       14
First 400 kWh                            0.08640 /kWh     0.08764 /kWh         N/A       15
Next 400 kWh                             0.08640 /kWh     0.08764 /kWh         N/A       16
All additional kWh                       0.11006 /kWh     0.11164 /kWh         N/A       17

Basic Service Charge                   $   0.411 /day   $   0.417 /day         N/A       18
All kWh                                  0.07004 /kWh     0.07105 /kWh         N/A       19


                                                                               N/A       20
Basic Service Charge                   $   0.411 /day   $   0.417 /day         N/A       21
First 400 kWh                            0.08640 /kWh     0.08764 /kWh    0.01388 /kWh   22
Next 400 kWh                             0.08640 /kWh     0.08764 /kWh   (0.01517)/kWh   23
All additional kWh                       0.11006 /kWh     0.11164 /kWh   (0.00827)/kWh   24

                                                                               N/A       25
Basic Service Charge                   $   0.411 /day   $   0.417 /day         N/A       26
All kWh                                  0.07004 /kWh     0.07105 /kWh   (0.00289)/kWh   27
                                                                               N/A       28

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 2 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 29      EC-1      Residential Service          Summer      Basic Service Charge              $   10.00 /mo
 30    (Move to    With Demand Charge
 31     ECT-1R)                                             All kW                                 9.84 /kW
 32                                                         All kWh (demand cap)                0.07872 /kWh
 33                                                         All kWh                             0.03827 /kWh
 34
 35

 36                                             Winter      Basic Service Charge              $   10.00 /mo
 37
 38                                                         All kW                                 7.06 /kW
 39                                                         All kWh (demand cap)                0.05648 /kWh
 40                                                         All kWh                             0.03176 /kWh
 41

 42                                             Sum & Win   Minimum                           $   10.00 /mo


 43      ET-1      Residential Service          Summer      Basic Service Charge              $   15.00 /mo
 44                Time of Use
 45                                                         All On-Peak kWh                     0.12815 /kWh
 46                                                         All Off-Peak kWh                    0.04129 /kWh

 47                                             Winter      Basic Service Charge              $   15.00 /mo
 48
 49                                                         All On-Peak kWh                     0.10656 /kWh
 50                                                         All Off-Peak kWh                    0.04129 /kWh
 51

 52                                             Sum & Win   Minimum                           $   15.00 /mo


 53     ECT-1R     Residential Service          Summer      Basic Service Charge              $   15.00 /mo
 54                Time of Use with
 55                Demand Charge                            All On-Peak kW                        11.33 /kW
 56                                                         All kWh (demand cap)                0.08912 /kWh
 57                                                         All On-Peak kWh                     0.04572 /kWh
 58                                                         All Off-Peak kWh                    0.02543 /kWh

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)
                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                                                                               N/A       29
Basic Service Charge                   $   0.493 /day   $   0.500 /day         N/A       30
All On-Peak kW                             11.00 /kW        11.16 /kW       1.32 /kW     31
                                                                               N/A       32
                                                                               N/A       33
All On-Peak kWh                          0.05204 /kWh     0.05279 /kWh         N/A       34
All Off-Peak kWh                         0.03202 /kWh     0.03248 /kWh         N/A       35

                                                                               N/A       36
Basic Service Charge                   $   0.493 /day   $   0.500 /day         N/A       37
All kW                                      8.00 /kW         8.12 /kW       1.06 /kW     38
                                                                               N/A       39
                                                                               N/A       40
All kWh                                  0.03025 /kWh     0.03069 /kWh         N/A       41

                                                                               N/A       42


                                                                               N/A       43
Basic Service Charge                   $   0.485 /day   $   0.492 /day         N/A       44
All On-Peak kWh                          0.12151 /kWh     0.12326 /kWh   (0.00489)/kWh   45
All Off-Peak kWh                         0.06121 /kWh     0.06209 /kWh    0.02080 /kWh   46

                                                                               N/A       47
Basic Service Charge                   $   0.485 /day   $   0.492 /day         N/A       48
                                                                               N/A       49
                                                                               N/A       50
All kWh                                  0.06784 /kWh     0.06882 /kWh         N/A       51

                                                                               N/A       52


                                                                               N/A       53
Basic Service Charge                   $   0.493 /day   $   0.500 /day         N/A       54
All On-Peak kW                             11.00 /kW        11.16 /kW       (0.17)/kW    55
                                                                               N/A       56
All On-Peak kWh                          0.05204 /kWh     0.05279 /kWh    0.00707 /kWh   57
All Off-Peak kWh                         0.03202 /kWh     0.03248 /kWh    0.00705 /kWh   58

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 3 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 59     ECT-1R                                  Winter      Basic Service Charge              $   15.00 /mo
 60     (cont)
 61                                                         All On-Peak kW                         8.11 /kW
 62                                                         All kWh (demand cap)                0.06488 /kWh
 63                                                         All On-Peak kWh                     0.03618 /kWh
 64                                                         All Off-Peak kWh                    0.02543 /kWh
 65

 66                                             Sum & Win   Minimum                           $   15.00 /mo


 67      E-20      General Service              Summer      Basic Service Charge              $   27.00 /mo
 68                Time of Use for
 69                Religious Houses of
 70                Worship                                  All On-Peak kW                         1.93 /kW
 71                                                         Excess Off-Peak kW                     0.97 /kW
 72                                                         All On-Peak kWh                     0.11605 /kWh
 73                                                         All Off-Peak kWh                    0.05605 /kWh

 74                                             Winter      Basic Service Charge              $   27.00 /mo
 75
 76
 77                                                         All On-Peak kW                         1.74 /kW
 78                                                         Excess Off-Peak kW                     0.87 /kW
 79                                                         All On-Peak kWh                     0.10205 /kWh
 80                                                         All Off-Peak kWh                    0.05024 /kWh
 81

 82                                             Sum & Win   Minimum - Basic Service Charge    $   20.00 /mo
 83
 84
 85
 86
 87                                                         Minimum - Demand Charge                1.60  /kW

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)
                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                                                                               N/A       59
Basic Service Charge                   $   0.493 /day   $   0.500 /day         N/A       60
All kW                                      8.00 /kW         8.12 /kW       0.01 /kW     61
                                                                               N/A       62
                                                                               N/A       63
                                                                               N/A       64
All kWh                                  0.03025 /kWh     0.03069 /kWh         N/A       65

                                                                               N/A       66


                                                                               N/A       67
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A       68
BSC:  Instrument-rated Meters          $   1.134 /day   $   1.150 /day         N/A       69
All On-Peak kW                              2.00 /kW         2.03 /kW       0.10 /kW     70
Excess Off-Peak kW                          1.00 /kW         1.01 /kW       0.04 /kW     71
All On-Peak kWh                          0.10122 /kWh     0.10268 /kWh   (0.01337)/kWh   72
All Off-Peak kWh                         0.06873 /kWh     0.06972 /kWh    0.01367 /kWh   73

                                                                               N/A       74
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A       75
BSC:  Instrument-rated Meters          $   1.134 /day   $   1.150 /day         N/A       76
All On-Peak kW                              2.00 /kW         2.03 /kW       0.29 /kW     77
Excess Off-Peak kW                          1.00 /kW         1.01 /kW       0.14 /kW     78
                                                                               N/A       79
                                                                               N/A       80
All kWh                                  0.07638 /kWh     0.07748 /kWh         N/A       81

                                                                               N/A       82
Minimum:  Self-Contained Meters        $   0.600 /day   $   0.609 /day         N/A       83
Minimum:  Instrument-rated Meters      $   1.134 /day   $   1.150 /day         N/A       84
Minimum:  Primary Meters               $   2.926 /day   $   2.968 /day         N/A       85
Minimum:  Transmission Meters          $  22.422 /day   $  22.745 /day         N/A       86
Minimum - Demand Charge                     1.75 /kW         1.78 /kW       0.18 /kW     87

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 4 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 88    Experimental General Service             Summer
 89    Time-of-Use Rate Schedules
 90    E-21, E-22, E-23, E-24
 91    are cancelled and are replaced by
 92    General Service Time-of-Use
 93    Rate Schedule E-32TOU
 94
 95

 96                                             Winter
 97
 98
 99
 100

 101                                            Summer
 102
 103
 104
 105
 106
 107
 108
 109
 110
 111
 112
 113
 114
 115
 116

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
E-32TOU: 20 kW or less                                                                   88
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A       89
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A       90
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A       91
All On-Peak kWh:  Secondary              0.11375 /kWh     0.11539 /kWh         N/A       92
All Off-Peak kWh:  Secondary             0.09375 /kWh     0.09510 /kWh         N/A       93
All On-Peak kWh:  Primary                0.10653 /kWh     0.10806 /kWh                   94
All Off-Peak kWh:  Primary               0.08653 /kWh     0.08778 /kWh                   95

BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A       96
BSC:  Instrument-rated Meters              1.134 /day       1.134 /day         N/A       97
BSC:  Primary Meters                       2.926 /day       2.926 /day         N/A       98
All kWh:  Secondary                      0.09095 /kWh     0.09226 /kWh         N/A       99
All kWh:  Primary                        0.08373 /kWh     0.08494 /kWh                  100

E-32TOU:  Over 20 kW                                                                    101
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A      102
BSC:  Instrument-rated Meters              1.134 /day       1.134 /day         N/A      103
BSC:  Primary Meters                       2.926 /day       2.926 /day         N/A      104
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      105
First 500 On-Peak kW: Secondary           15.046 /kW       15.263 /kW          N/A      106
All additional On-Peak kW: Secondary      13.316 /kW       13.508 /kW          N/A      107
Residual Off-Peak kW: Secondary            6.783 /kW        6.881 /kW          N/A      108
First 500 On-Peak kW: Primary             13.456 /kW       13.650 /kW          N/A      109
All additional On-Peak kW: Primary        11.726 /kW       11.895 /kW          N/A      110
Residual Off-Peak kW: Primary              5.193 /kW        5.268 /kW          N/A      111
First 500 On-Peak kW: Trans.              10.446 /kW       10.596 /kW          N/A      112
All additional On-Peak kW: Trans.          8.716 /kW        8.842 /kW          N/A      113
Residual Off-Peak kW: Trans.               2.183 /kW        2.214 /kW          N/A      114
All On-Peak kWh                          0.04855 /kWh     0.04925 /kWh         N/A      115
All Off-Peak kWh                         0.03855 /kWh     0.03911 /kWh         N/A      116

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 5 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 117   Experimental General Service             Winter
 118   Time-of-Use Rate Schedules
 119   E-21, E-22, E-23, E-24
 120   are cancelled and are replaced by
 121   General Service Time-of-Use
 122   Rate Schedule E-32TOU
 123   (cont)
 124
 125
 126
 127
 128
 129
 130

 131                                            Sum & Win
 132
 133
 134
 135


 136     E-30      Extra Small General          Summer      Basic Service Charge              $    6.25 /mo
 137               Service Unmetered
 138                                                        All kWh                             0.10179 /kWh

 139                                            Winter      Basic Service Charge              $    6.25 /mo
 140
 141                                                        All kWh                             0.09168 /kWh

 142                                            Sum & Win   Minimum                           $    6.25 /mo

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A      117
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      118
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      119
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      120
First 500 On-Peak kW: Secondary           15.046 /kW       15.263 /kW          N/A      121
All additional On-Peak kW: Secondary      13.316 /kW       13.508 /kW          N/A      122
Residual Off-Peak kW: Secondary            6.783 /kW        6.881 /kW          N/A      123
First 500 On-Peak kW: Primary             13.456 /kW       13.650 /kW          N/A      124
All additional On-Peak kW: Primary        11.726 /kW       11.895 /kW          N/A      125
Residual Off-Peak kW: Primary              5.193 /kW        5.268 /kW          N/A      126
First 500 On-Peak kW: Trans.              10.446 /kW       10.596 /kW          N/A      127
All additional On-Peak kW: Trans.          8.716 /kW        8.842 /kW          N/A      128
Residual Off-Peak kW: Trans.               2.183 /kW        2.214 /kW          N/A      129
All kWh                                  0.03290 /kWh     0.03337 /kWh         N/A      130

Minimum:  Self-Contained Meters        $   0.600 /day   $   0.609 /day         N/A      131
Minimum:  Instrument-rated Meters          1.134 /day       1.150 /day         N/A      132
Minimum:  Primary Meters                   2.926 /day       2.968 /day         N/A      133
Minimum:  Transmission Meters             22.422 /day      22.745 /day         N/A      134
Minimum - Demand Charge                     1.75 /kW         1.78 /kW          N/A      135


                                                                               N/A      136
Basic Service Charge                   $   0.286 /day   $   0.290 /day         N/A      137
All kWh                                  0.10091 /kWh     0.10236 /kWh    0.00057 /kWh  138

                                                                               N/A      139
Basic Service Charge                   $   0.286 /day   $   0.290 /day         N/A      140
All kWh                                  0.09091 /kWh     0.09222 /kWh    0.00054 /kWh  141

                                                                               N/A      142

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 6 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 143
 144     E-32      General Service              Summer      Basic Service Charge              $   12.50 /mo
 145
 146
 147
 148                                                        All kW over 5                          1.70 /kW
 149                                                        First 2,500 kWh:                    0.10201 /kWh
 150                                                        Next 100 kWh per kW over 5:         0.10201 /kWh
 151                                                        Next 42,000 kWh                     0.06989 /kWh
 152                                                        All additional kWh                  0.04403 /kWh
 153
 154

 155                                            Winter      Basic Service Charge              $   12.50 /mo
 156
 157
 158
 159                                                        All kW over 5                          1.55 /kW
 160                                                        First 2,500 kWh:                    0.09188 /kWh
 161                                                        Next 100 kWh per kW over 5:         0.09188 /kWh
 162                                                        Next 42,000 kWh                     0.06276 /kWh
 163                                                        All additional kWh                  0.03937 /kWh
 164
 165

 166                                            Sum & Win   Minimum - Basic Service Charge    $   12.50 /mo
 167                                                        Minimum - Demand Charge                1.60 /kW

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
E-32:  20 kW or less                                                                    143
                                                                               N/A      144
BSC:  Self-Contained Meters            $   0.575 /day   $   0.583 /day         N/A      145
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      146
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      147
                                                                               N/A      148
                                                                               N/A      149
                                                                               N/A      150
                                                                               N/A      151
                                                                               N/A      152
All kWh:  Secondary                      0.10095 /kWh     0.10240 /kWh         N/A      153
All kWh:  Primary                        0.09373 /kWh     0.09508 /kWh         N/A      154

                                                                               N/A      155
BSC:  Self-Contained Meters            $   0.575 /day   $   0.583 /day         N/A      156
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      157
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      158
                                                                               N/A      159
                                                                               N/A      160
                                                                               N/A      161
                                                                               N/A      162
                                                                               N/A      163
All kWh:  Secondary                      0.09095 /kWh     0.09226 /kWh         N/A      164
All kWh:  Primary                        0.08373 /kWh     0.08494 /kWh         N/A      165

                                                                               N/A      166
                                                                               N/A      167

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 7 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 168
 169     E-32      General Service              Summer      Basic Service Charge              $   12.50 /mo
 170    (cont)
 171
 172
 173
 174                                                        All kW over 5                          1.70 /kW
 175
 176
 177
 178
 179
 180
 181                                                        First 2,500 kWh:                    0.10201 /kWh
 182                                                        Next 100 kWh per kW over 5:         0.10201 /kWh
 183                                                        Next 42,000 kWh                     0.06989 /kWh
 184                                                        All additional kWh                  0.04403 /kWh
 185
 186

 187                                            Winter      Basic Service Charge              $   12.50 /mo
 188
 189
 190
 191
 192                                                        All kW over 5                          1.55 /kW
 193
 194
 195
 196
 197
 198
 199                                                        First 2,500 kWh:                    0.09188 /kWh
 200                                                        Next 100 kWh per kW over 5:         0.09188 /kWh
 201                                                        Next 42,000 kWh                     0.06276 /kWh
 202                                                        All additional kWh                  0.03937 /kWh
 203
 204

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
E-32:  Over 20 kW                                                                       168
                                                                               N/A      169
BSC:  Self-Contained Meters            $   0.575 /day   $   0.583 /day         N/A      170
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      171
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      172
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      173
                                                                               N/A      174
First 500 kW:  Secondary                   6.348 /kW        6.439 /kW          N/A      175
All additional kW:  Secondary              4.618 /kW        4.684 /kW          N/A      176
First 500 kW:  Primary                     4.758 /kW        4.827 /kW          N/A      177
All additional kW:  Primary                3.028 /kW        3.072 /kW          N/A      178
First 500 kW: Trans.                       1.748 /kW        1.773 /kW          N/A      179
All additional kW:  Trans.                 0.018 /kW        0.018 /kW          N/A      180
                                                                               N/A      181
                                                                               N/A      182
                                                                               N/A      183
                                                                               N/A      184
First 200 kWh per kW:                    0.08518 /kWh     0.08641 /kWh         N/A      185
All additional kWh:                      0.04290 /kWh     0.04352 /kWh         N/A      186

                                                                               N/A      187
BSC:  Self-Contained Meters            $   0.575 /day   $   0.583 /day         N/A      188
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      189
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      190
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      191
                                                                               N/A      192
First 500 kW:  Secondary                   6.348 /kW        6.439 /kW          N/A      193
All additional kW:  Secondary              4.618 /kW        4.684 /kW          N/A      194
First 500 kW:  Primary                     4.758 /kW        4.827 /kW          N/A      195
All additional kW:  Primary                3.028 /kW        3.072 /kW          N/A      196
First 500 kW: Trans.                       1.748 /kW        1.773 /kW          N/A      197
All additional kW:  Trans.                 0.018 /kW        0.018 /kW          N/A      198
                                                                               N/A      199
                                                                               N/A      200
                                                                               N/A      201
                                                                               N/A      202
First 200 kWh per kW:                  0.07518 /kWh       0.07626 /kWh         N/A      203
All additional kWh:                    0.03290 /kWh       0.03337 /kWh         N/A      204

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 8 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 205     E-32                                   Sum & Win   Minimum - Basic Service Charge    $   12.50 /mo
 206    (cont)
 207
 208
 209
 210                                                        Minimum - Demand Charge                1.60 /kW

 211     E-32R     Partial Requirements                                           NO CHANGE
 212               General Service

 213     E-34      Extra Large General          Sum & Win   Basic Service Charge              $2,430.00 /mo
 214               Service
 215
 216
 217
 218                                                        All kW                                10.61 /kW
 219
 220
 221                                                        All kWh                             0.03126 /kWh

 222                                            Sum & Win   Minimum - Basic Service Charge    $2,430.00 /mo
 223                                                        Minimum - Demand Charge               10.61 /kW


 224     E-35      Extra Large General          Sum & Win   Basic Service Charge              $2,450.00 /mo
 225               Service Time of Use
 226
 227
 228
 229                                                        All On-Peak kW                        13.05 /kW
 230                                                        Excess Off-Peak Billing Demand         6.53 /kW
 231
 232
 233
 234
 235                                                        All On-Peak kWh                     0.03605 /kWh
 236                                                        All Off-Peak kWh                    0.02105 /kWh

 237                                            Sum & Win   Minimum - Basic Service Charge    $2,450.00 /mo
 238                                                        Minimum - Demand Charge               13.05 /kW


        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                                                                               N/A      205
Minimum:  Self-Contained Meters        $   0.575 /day   $   0.583 /day         N/A      206
Minimum:  Instrument-rated Meters          1.134 /day       1.150 /day         N/A      207
Minimum:  Primary Meters                   2.926 /day       2.968 /day         N/A      208
Minimum:  Transmission Meters             22.422 /day      22.745 /day         N/A      209
Minimum - Demand Charge                     1.75 /kW         1.78 /kW        0.18 /mo   210

                      NO CHANGE                                                         211
                                                                                        212

                                                                               N/A      213
BSC:  Self-Contained Meters            $   0.575 /day   $   0.583 /day         N/A      214
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      215
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      216
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      217
All kW:  Secondary                        13.062 /kW       13.250 /kW      2.640 /kW    218
All kW:  Primary                          12.372 /kW       12.550 /kW          N/A      219
All kW:  Trans.                            8.882 /kW        9.010 /kW          N/A      220
All kWh                                  0.03284 /kWh     0.03331 /kWh    0.00205 /kWh  221

                                                                               N/A      222
                                                                               N/A      223


                                                                               N/A      224
BSC:  Self-Contained Meters            $   0.600 /day   $   0.609 /day         N/A      225
BSC:  Instrument-rated Meters              1.134 /day       1.150 /day         N/A      226
BSC:  Primary Meters                       2.926 /day       2.968 /day         N/A      227
BSC:  Transmission Meters                 22.422 /day      22.745 /day         N/A      228
All On-Peak kW:  Secondary                13.598 /kW       13.794 /kW      0.744 /kW    229
Excess Off-Peak kW: Secondary              6.717 /kW        6.814 /kW      0.284 /kW    230
All On-Peak kW:  Primary                  12.908 /kW       13.094 /kW          N/A      231
Excess Off-Peak kW: Primary                6.027 /kW        6.114 /kW          N/A      232
All On-Peak kW:  Trans.                    9.418 /kW        9.554 /kW          N/A      233
Excess Off-Peak kW: Trans.                 2.537 /kW        2.574 /kW          N/A      234
All On-Peak kWh                          0.03618 /kWh     0.03670 /kWh    0.00065 /kWh  235
All Off-Peak kWh                         0.02868 /kWh     0.02909 /kWh    0.00804 /kWh  236

                                                                               N/A      237
                                                                               N/A      238

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                    Page 9 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 239     E-36      Station Use Service                                            NO CHANGE


 240     E-38      Agricultural                             Rate Schedules E-38 and E-38-8T
 241               Irrigation Service                       are being cancelled.  Customers will be moved to
 242                                                        E-221 and E-221-8T.


 243     E-40      Agricultural Wind            Sum & Win   Service Charge $/HP/yr            $   12.23 /mo
 244               Machine Service                          All kWh                             0.06256 /kWh

 245     E-47      Dusk to Dawn Lighting                    Rate Schedule E-47 is completely redesigned; therefore
 246               Service                                  one-on-one comparisons are not meaningful.  Please see
 247                                                        the actual rate schedule itself for rates.

 248     E-51      Optional Electric            Sum & Win   Basic Service Charge              $    8.00 /mo
 249               Service for Qualified                    Generator Meter Charge                24.00 /mo
 250               Cogeneration and Small
 251               Power Production

 252                                            Sum & Win   Reservation Charge per kW         $    1.99 /kW
 253               Facilities over 100 KW                   Initial Reservation Charge            19.79 /kW
 254                                            Summer      Standby - All On-Peak kWh           0.04383 /kWh
 255                                                        Standby - All Off-Peak kWh          0.02040 /kWh
 256                                            Winter      Standby - All On-Peak kWh           0.03115 /kWh
 257                                                        Standby - All Off-Peak kWh          0.02040 /kWh
 258

 259                                            Sum & Win   Maintenance - All kWh             $ 0.02040 /kWh


 260     E-52      Electric Service for                                           NO CHANGE
 261               Partial Requirements
 262               Service of less than
 263               3000 kW

 264     E-53      Electric Service for                                           NO CHANGE
 265               Athletic Stadiums
 266               and Sports Fields

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                      NO CHANGE                                                         239

                                                                                        240
                                                                                        241
                                                                                        242

Service Charge $/HP/yr                 $   13.37 /mo    $   13.56 /mo    $  1.33 /mo    243
All kWh                                  0.06838 /kWh     0.06936 /kWh    0.00680 /kWh  244

                                                                                        245
                                                                                        246
                                                                                        247

                                                                              N/A       248
                                                                              N/A       249
Basic Service Charge                   $   0.263 /day   $   0.267 /day        N/A       250
Generator Meter Charge                 $   0.789 /day   $   0.800 /day        N/A       251

Reservation Charge per kW              $    1.98 /kW         2.01 /kW      0.020 /kW    252
Initial Reservation Charge                 19.79 /kW        20.07 /kW      0.280 /kW    253
Standby - All On-Peak kWh                0.04383 /kWh     0.04446 /kWh    0.00063 /kWh  254
Standby - All Off-Peak kWh               0.02040 /kWh     0.02069 /kWh    0.00029 /kWh  255
                                                                              N/A       256
                                                                              N/A       257
Standby - All kWh                        0.02234 /kWh     0.02266 /kWh        N/A       258

Maintenance - All kWh                  $ 0.02040 /kWh     0.02069 /kWh    0.00029 /kWh  259


                      NO CHANGE                                                         260
                                                                                        261
                                                                                        262
                                                                                        263

                      NO CHANGE                                                         264
                                                                                        265
                                                                                        266

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                   Page 10 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 267     E-54      Seasonal Service                                               NO CHANGE


 268     E-55      Electric Service for                                           NO CHANGE
 269               Partial Requirements
 270               Service of 3000 kW
 271               or greater


 272     E-58      Street Lighting Service                  Rate Schedule E-58 is completely redesigned; therefore
 273                                                        one-on-one comparisons are not meaningful.  Please see
 274                                                        the actual rate schedule itself for rates.


 275     E-59      Energy Services for Govt'    Sum & Win   Service Charge                    $    1.79 /mo
 276               Owned ST. Lighting Systems               Energy Charge                       0.05870 /kWh


 277     E-66      Share the Light                                                NO CHANGE


 278     E-67      Municipal Lighting           Sum & Win   All kWh                           $ 0.03480 /kWh
 279               Service -- City of Phoenix


 280     E-114     Share the Light                                                NO CHANGE


 281     E-116     Share the Light                                                NO CHANGE


 282     E-145     Share the Light                                                NO CHANGE

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                             NO CHANGE                                                  267


                             NO CHANGE                                                  268
                                                                                        269
                                                                                        270
                                                                                        271


                                                                                        272
                                                                                        273
                                                                                        274


Service Charge                         $    2.45 /mo    $    2.49 /mo   $    0.70 /mo   275
Energy Charge                            0.04635 /kWh     0.04702 /kWh   (0.01168)/kWh  276


                             NO CHANGE                                                  277


All kWh                                $ 0.04128 /kWh     0.04187 /kWh  $ 0.00707 /kWh  278
                                                                                        279


                             NO CHANGE                                                  280


                             NO CHANGE                                                  281


                             NO CHANGE                                                  282

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                   Page 11 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 283     E-221     Water Pumping Service        Sum & Win   Basic Service Charge              $   15.00 /mo
 284
 285                                                        All kW                                 1.62 /kW
 286                                                        First 240 kWh                       0.09475 /kWh
 287                                                        Next  275 kWh per kW                0.06441 /kWh
 288                                                        All additional kWh                  0.05289 /kWh

 289                                            Sum & Win   Based on Measured kWh in Control Period:
 290                                                        2 kWh per kW or less              $(0.00690)/kWh
 291                                                        Greater than 8 kWh/kW               0.00345 /kWh

 292                                            Sum & Win   Minimum Basic Service Charge      $   15.00 /mo
 293
 294                                                        Minimum Demand Charge                  1.62 /kW
 295                                                        Minimum Annual kW Charge              19.66 /kW

 296   E-221-8T    Water Pumping Service        Sum & Win   Basic Service Charge              $   25.87 /mo
 297               Time Of Use
 298                                                        All On-Peak kW                         3.85 /kW
 299                                                        All Off-Peak kW                        2.30 /kW
 300                                                        All On-Peak kWh                     0.07769 /kWh
 301                                                        All Off-Peak kWh                    0.04178 /kWh

 302                                            Sum & Win   Minimum Basic Service Charge      $   25.87 /mo
 303
 304                                                        Minimum Demand Charge                  2.30 /kW
 305                                                        Minimum Annual kW Charge              27.79 /kW


 306     E-249     Share the Light                                                NO CHANGE

 307     EPR-2     Purchase Rates                                                 NO CHANGE


 308     EPR-3     Purchase Rates                                                 NO CHANGE


 309     EPR-4     Purchase Rates                                                 NO CHANGE


        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                                                                               N/A      283
 Basic Service Charge                  $   0.575 /day   $   0.583 /day         N/A      284
 All kW                                     1.80 /kW         1.83 /kW       0.21 /kW    285
                                                                               N/A      286
 First 275 kWh per kW                    0.06911 /kWh     0.07011 /kWh    0.00570 /kWh  287
 All additional kWh                      0.05562 /kWh     0.05642 /kWh    0.00353 /kWh  288

 Based on Measured kWh in Control Period:                                               289
 2 kWh per kW or less                  $(0.00739)/kWh   $(0.00750)/kWh  $(0.00060)/kWh  290
 Greater than 8 kWh/kW                   0.00370 /kWh     0.00375 /kWh    0.00030 /kWh  291

                                                                               N/A      292
 Minimum Basic Service Charge          $   0.575 /day   $   0.583 /day         N/A      293
 Minimum Demand Charge                      1.80 /kW         1.83 /kW       0.21 /kW    294
 Minimum Annual kW Charge                  21.60 /kW        21.91 /kW       2.25 /kW    295

                                                                               N/A      296
 Basic Service Charge                  $   0.851 /day   $   0.863 /day         N/A      297
 All On-Peak kW                             4.21 /kW         4.27 /kW       0.42 /kW    298
 All Off-Peak kW                            2.51 /kW         2.55 /kW       0.25 /kW    299
 All On-Peak kWh                         0.08492 /kWh     0.08614 /kWh    0.00845 /kWh  300
 All Off-Peak kWh                        0.04567 /kWh     0.04633 /kWh    0.00455 /kWh  301

                                                                               N/A      302
 Minimum Basic Service Charge          $   0.851 /day   $   0.863 /day         N/A      303
 Minimum Demand Charge                      2.51 /kW         2.55 /kW       0.25 /kW    304
 Minimum Annual kW Charge                  30.12 /kW        30.55 /kW       2.76 /kW    305


                       NO CHANGE                                                        306


                       NO CHANGE                                                        307


                       NO CHANGE                                                        308


                       NO CHANGE                                                        309

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-3
                                                                   Page 12 of 12
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY

                    CHANGES IN REPRESENTATIVE RATE SCHEDULES
                    COMPARISON OF PRESENT AND PROPOSED RATES

                       TEST YEAR ENDING DECEMBER 31, 2002

           (A)                (B)                 (C)               (D)                          (E)    (F)

                                                                               Present Rates
LINE      Rate                                              ------------------------------------------------
 NO.    Schedule          Description            Season            Block                           Rates
 ---    --------          -----------            ------            -----                           -----
 310     EQF-M     Scheduled Maintenance Electric Service                       NO CHANGE
 311               for Qualified CoGenerators and
 312               Small Power Production Facilities

 313     EQF-S     Standby Electric Service for Qualified                       NO CHANGE
 314               CoGenerators and Small Power
 315               Production Facilities

 316    Solar-1    Photovoltaic Service                                         NO CHANGE
 317               Pilot Program

 318    Solar-2    Individual Solar                                             NO CHANGE
 319               Electric Service

 320     SP-1      Solar Partners                                               NO CHANGE

        (G)                               (H)   (I)        (J)    (K)      (L)   (M)

                 Proposed Rates                         Proposed Rates
-------------------------------------------------            with                      Line
       Block                                Rates       Franchise Fees       Change     No.
       -----                                -----       --------------       ------     ---
                                                          (H)x0.0144        (J)-(E)
                             NO CHANGE                                                  310
                                                                                        311
                                                                                        312

                             NO CHANGE                                                  313
                                                                                        314
                                                                                        315

                             NO CHANGE                                                  316
                                                                                        317

                             NO CHANGE                                                  318
                                                                                        319

                             NO CHANGE                                                  320

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1) Franchise fees are shown as an average percentage of total revenue requirement (Present Rates include franchise fee).
2) Proposed rates are shown on a bundled basis. See tariff sheets for unbundled components.
3)   Present rates are those rates effective 7/01/2003.

                                                                    Schedule H-4
                                                                    Page 1 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                          E-10 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                   at Present and STEP 1 Proposed Rate Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

           Monthly Bill   Components of Proposed Bill - Step 1       Monthly Bill          Change
Monthly       under       ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         22.72      24.83      0.07               0.36             25.26          2.54       11.2%
   250         26.52      29.00      0.09               0.42             29.51          2.99       11.3%
   300         30.33      33.18      0.11               0.48             33.77          3.44       11.3%
   350         34.13      37.35      0.12               0.54             38.01          3.88       11.4%
   400         37.94      41.53      0.14               0.60             42.27          4.33       11.4%
   450         41.74      45.70      0.16               0.66             46.52          4.78       11.5%
   500         45.55      49.88      0.18               0.72             50.78          5.23       11.5%
   550         49.35      54.05      0.19               0.78             55.02          5.67       11.5%
   600         53.15      58.22      0.21               0.84             59.27          6.12       11.5%
   650         56.96      62.40      0.23               0.90             63.53          6.57       11.5%
   700         60.76      66.57      0.25               0.96             67.78          7.02       11.6%
   750         64.57      70.75      0.26               1.02             72.03          7.46       11.6%
   800         68.37      74.92      0.28               1.08             76.28          7.91       11.6%
   850         72.18      79.10      0.30               1.14             80.54          8.36       11.6%
   900         75.98      83.27      0.32               1.20             84.79          8.81       11.6%
   950         79.79      87.45      0.34               1.26             89.05          9.26       11.6%
 1,000         83.59      91.62      0.35               1.32             93.29          9.70       11.6%
 1,100         91.20      99.97      0.39               1.45            101.81         10.61       11.6%
 1,200         98.81     108.32      0.42               1.57            110.31         11.50       11.6%
 1,300        106.42     116.67      0.46               1.69            118.82         12.40       11.7%
 1,400        114.03     125.02      0.49               1.81            127.32         13.29       11.7%
 1,500        121.64     133.37      0.53               1.93            135.83         14.19       11.7%
 1,600        129.24     141.71      0.56               2.05            144.32         15.08       11.7%
 1,700        136.85     150.06      0.60               2.17            152.83         15.98       11.7%
 1,800        144.46     158.41      0.64               2.29            161.34         16.88       11.7%
 1,900        152.07     166.76      0.67               2.41            169.84         17.77       11.7%
 2,000        159.68     175.11      0.71               2.53            178.35         18.67       11.7%
 2,200        174.90     191.81      0.78               2.77            195.36         20.46       11.7%
 2,400        190.12     208.51      0.85               3.01            212.37         22.25       11.7%
 2,600        205.33     225.20      0.92               3.26            229.38         24.05       11.7%
 2,800        220.55     241.90      0.99               3.50            246.39         25.84       11.7%
 3,000        235.77     258.60      1.06               3.74            263.40         27.63       11.7%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 2 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                           E-10 Summer (May - October)

                  Customer Bills at Varying Consumption Levels
                   at Present and Proposed STEP 1 Rate Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

           Monthly Bill   Components of Proposed Bill - Step 1       Monthly Bill          Change
Monthly       under       ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         20.86      22.79      0.07               0.33             23.19          2.33       11.2%
   250         24.21      26.46      0.09               0.38             26.93          2.72       11.2%
   300         27.55      30.13      0.11               0.44             30.68          3.13       11.4%
   350         30.89      33.79      0.12               0.49             34.40          3.51       11.4%
   400         34.23      37.46      0.14               0.54             38.14          3.91       11.4%
   450         38.82      42.50      0.16               0.61             43.27          4.45       11.5%
   500         43.42      47.54      0.18               0.69             48.41          4.99       11.5%
   550         48.01      52.58      0.19               0.76             53.53          5.52       11.5%
   600         52.61      57.62      0.21               0.83             58.66          6.05       11.5%
   650         57.20      62.67      0.23               0.91             63.81          6.61       11.6%
   700         61.80      67.71      0.25               0.98             68.94          7.14       11.6%
   750         66.39      72.75      0.26               1.05             74.06          7.67       11.6%
   800         70.98      77.79      0.28               1.12             79.19          8.21       11.6%
   850         75.70      82.97      0.30               1.20             84.47          8.77       11.6%
   900         80.42      88.15      0.32               1.27             89.74          9.32       11.6%
   950         85.14      93.33      0.34               1.35             95.02          9.88       11.6%
 1,000         89.86      98.51      0.35               1.42            100.28         10.42       11.6%
 1,100         99.30     108.86      0.39               1.57            110.82         11.52       11.6%
 1,200        108.74     119.22      0.42               1.72            121.36         12.62       11.6%
 1,300        118.18     129.58      0.46               1.87            131.91         13.73       11.6%
 1,400        127.62     139.94      0.49               2.02            142.45         14.83       11.6%
 1,500        137.06     150.30      0.53               2.17            153.00         15.94       11.6%
 1,600        146.50     160.65      0.56               2.32            163.53         17.03       11.6%
 1,700        155.94     171.01      0.60               2.47            174.08         18.14       11.6%
 1,800        165.38     181.37      0.64               2.62            184.63         19.25       11.6%
 1,900        174.82     191.73      0.67               2.77            195.17         20.35       11.6%
 2,000        184.26     202.09      0.71               2.92            205.72         21.46       11.6%
 2,200        203.14     222.80      0.78               3.22            226.80         23.66       11.6%
 2,400        222.02     243.52      0.85               3.52            247.89         25.87       11.7%
 2,600        240.90     264.23      0.92               3.82            268.97         28.07       11.7%
 2,800        259.78     284.95      0.99               4.12            290.06         30.28       11.7%
 3,000        278.66     305.67      1.06               4.42            311.15         32.49       11.7%

SUPPORTING SCHEDULES:


NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 3 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                          E-10 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                   at Proposed STEP 1 and Proposed E-12 Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill     Components of Proposed Bill - E-12        Monthly Bill          Change
Monthly  under Proposed   ------------------------------------      under Proposed   ------------------
  kWh     Step 1 Rates    Base       CRCC            Franchise           E-12        Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         24.83      26.34      0.07               0.38             26.79          1.96        7.9%
   250         29.00      29.84      0.09               0.43             30.36          1.36        4.7%
   300         33.18      33.34      0.11               0.48             33.93          0.75        2.3%
   350         37.35      36.84      0.12               0.53             37.49          0.14        0.4%
   400         41.53      40.35      0.14               0.58             41.07         (0.46)      -1.1%
   450         45.70      43.85      0.16               0.63             44.64         (1.06)      -2.3%
   500         49.88      47.35      0.18               0.68             48.21         (1.67)      -3.3%
   550         54.05      50.85      0.19               0.73             51.77         (2.28)      -4.2%
   600         58.22      54.35      0.21               0.79             55.35         (2.87)      -4.9%
   650         62.40      57.86      0.23               0.84             58.93         (3.47)      -5.6%
   700         66.57      61.36      0.25               0.89             62.50         (4.07)      -6.1%
   750         70.75      64.86      0.26               0.94             66.06         (4.69)      -6.6%
   800         74.92      68.36      0.28               0.99             69.63         (5.29)      -7.1%
   850         79.10      71.86      0.30               1.04             73.20         (5.90)      -7.5%
   900         83.27      75.37      0.32               1.09             76.78         (6.49)      -7.8%
   950         87.45      78.87      0.34               1.14             80.35         (7.10)      -8.1%
 1,000         91.62      82.37      0.35               1.19             83.91         (7.71)      -8.4%
 1,100         99.97      89.37      0.39               1.29             91.05         (8.92)      -8.9%
 1,200        108.32      96.38      0.42               1.39             98.19        (10.13)      -9.4%
 1,300        116.67     103.38      0.46               1.50            105.34        (11.33)      -9.7%
 1,400        125.02     110.39      0.49               1.60            112.48        (12.54)     -10.0%
 1,500        133.37     117.39      0.53               1.70            119.62        (13.75)     -10.3%
 1,600        141.71     124.39      0.56               1.80            126.75        (14.96)     -10.6%
 1,700        150.06     131.40      0.60               1.90            133.90        (16.16)     -10.8%
 1,800        158.41     138.40      0.64               2.00            141.04        (17.37)     -11.0%
 1,900        166.76     145.41      0.67               2.10            148.18        (18.58)     -11.1%
 2,000        175.11     152.41      0.71               2.20            155.32        (19.79)     -11.3%
 2,200        191.81     166.42      0.78               2.41            169.61        (22.20)     -11.6%
 2,400        208.51     180.43      0.85               2.61            183.89        (24.62)     -11.8%
 2,600        225.20     194.43      0.92               2.81            198.16        (27.04)     -12.0%
 2,800        241.90     208.44      0.99               3.02            212.45        (29.45)     -12.2%
 3,000        258.60     222.45      1.06               3.22            226.73        (31.87)     -12.3%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 4 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                           E-10 Summer (May - October)

                  Customer Bills at Varying Consumption Levels
                   at Proposed STEP 1 and Proposed E-12 Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill     Components of Proposed Bill - E-12        Monthly Bill          Change
Monthly  under Proposed   ------------------------------------      under Proposed   ------------------
  kWh     Step 1 Rates    Base       CRCC            Franchise           E-12        Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         22.79      29.61      0.07               0.43             30.11           7.32      32.1%
   250         26.46      33.93      0.09               0.49             34.51           8.05      30.4%
   300         30.13      38.25      0.11               0.55             38.91           8.78      29.1%
   350         33.79      42.57      0.12               0.61             43.30           9.51      28.1%
   400         37.46      46.89      0.14               0.68             47.71          10.25      27.4%
   450         42.50      51.21      0.16               0.74             52.11           9.61      22.6%
   500         47.54      55.53      0.18               0.80             56.51           8.97      18.9%
   550         52.58      59.85      0.19               0.86             60.90           8.32      15.8%
   600         57.62      64.17      0.21               0.93             65.31           7.69      13.3%
   650         62.67      68.49      0.23               0.99             69.71           7.04      11.2%
   700         67.71      72.81      0.25               1.05             74.11           6.40       9.5%
   750         72.75      77.13      0.26               1.11             78.50           5.75       7.9%
   800         77.79      81.45      0.28               1.18             82.91           5.12       6.6%
   850         82.97      86.95      0.30               1.26             88.51           5.54       6.7%
   900         88.15      92.46      0.32               1.34             94.12           5.97       6.8%
   950         93.33      97.96      0.34               1.42             99.72           6.39       6.8%
 1,000         98.51     103.46      0.35               1.49            105.30           6.79       6.9%
 1,100        108.86     114.47      0.39               1.65            116.51           7.65       7.0%
 1,200        119.22     125.47      0.42               1.81            127.70           8.48       7.1%
 1,300        129.58     136.48      0.46               1.97            138.91           9.33       7.2%
 1,400        139.94     147.49      0.49               2.13            150.11          10.17       7.3%
 1,500        150.30     158.49      0.53               2.29            161.31          11.01       7.3%
 1,600        160.65     169.50      0.56               2.45            172.51          11.86       7.4%
 1,700        171.01     180.50      0.60               2.61            183.71          12.70       7.4%
 1,800        181.37     191.51      0.64               2.77            194.92          13.55       7.5%
 1,900        191.73     202.52      0.67               2.93            206.12          14.39       7.5%
 2,000        202.09     213.52      0.71               3.08            217.31          15.22       7.5%
 2,200        222.80     235.53      0.78               3.40            239.71          16.91       7.6%
 2,400        243.52     257.55      0.85               3.72            262.12          18.60       7.6%
 2,600        264.23     279.56      0.92               4.04            284.52          20.29       7.7%
 2,800        284.95     301.57      0.99               4.36            306.92          21.97       7.7%
 3,000        305.67     323.58      1.06               4.67            329.31          23.64       7.7%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 5 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                          E-12 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill        Components of Proposed Bill            Monthly Bill          Change
Monthly      under        ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         22.29      26.34      0.07               0.38             26.79          4.50       20.2%
   250         25.99      29.84      0.09               0.43             30.36          4.37       16.8%
   300         29.68      33.34      0.11               0.48             33.93          4.25       14.3%
   350         33.38      36.84      0.12               0.53             37.49          4.11       12.3%
   400         37.08      40.35      0.14               0.58             41.07          3.99       10.8%
   450         40.77      43.85      0.16               0.63             44.64          3.87        9.5%
   500         44.47      47.35      0.18               0.68             48.21          3.74        8.4%
   550         48.17      50.85      0.19               0.73             51.77          3.60        7.5%
   600         51.86      54.35      0.21               0.79             55.35          3.49        6.7%
   650         55.56      57.86      0.23               0.84             58.93          3.37        6.1%
   700         59.26      61.36      0.25               0.89             62.50          3.24        5.5%
   750         62.96      64.86      0.26               0.94             66.06          3.10        4.9%
   800         66.65      68.36      0.28               0.99             69.63          2.98        4.5%
   850         70.35      71.86      0.30               1.04             73.20          2.85        4.1%
   900         74.05      75.37      0.32               1.09             76.78          2.73        3.7%
   950         77.74      78.87      0.34               1.14             80.35          2.61        3.4%
 1,000         81.44      82.37      0.35               1.19             83.91          2.47        3.0%
 1,100         88.83      89.37      0.39               1.29             91.05          2.22        2.5%
 1,200         96.23      96.38      0.42               1.39             98.19          1.96        2.0%
 1,300        103.62     103.38      0.46               1.50            105.34          1.72        1.7%
 1,400        111.02     110.39      0.49               1.60            112.48          1.46        1.3%
 1,500        118.41     117.39      0.53               1.70            119.62          1.21        1.0%
 1,600        125.80     124.39      0.56               1.80            126.75          0.95        0.8%
 1,700        133.20     131.40      0.60               1.90            133.90          0.70        0.5%
 1,800        140.59     138.40      0.64               2.00            141.04          0.45        0.3%
 1,900        147.99     145.41      0.67               2.10            148.18          0.19        0.1%
 2,000        155.38     152.41      0.71               2.20            155.32         (0.06)       0.0%
 2,200        170.17     166.42      0.78               2.41            169.61         (0.56)      -0.3%
 2,400        184.96     180.43      0.85               2.61            183.89         (1.07)      -0.6%
 2,600        199.74     194.43      0.92               2.81            198.16         (1.58)      -0.8%
 2,800        214.53     208.44      0.99               3.02            212.45         (2.08)      -1.0%
 3,000        229.32     222.45      1.06               3.22            226.73         (2.59)      -1.1%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 6 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                           E-12 Summer (May - October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill        Components of Proposed Bill            Monthly Bill          Change
Monthly       under       ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
   200         22.25      29.61      0.07               0.43             30.11          7.86       35.3%
   250         25.94      33.93      0.09               0.49             34.51          8.57       33.0%
   300         29.63      38.25      0.11               0.55             38.91          9.28       31.3%
   350         33.32      42.57      0.12               0.61             43.30          9.98       30.0%
   400         37.00      46.89      0.14               0.68             47.71         10.71       28.9%
   450         42.14      51.21      0.16               0.74             52.11          9.97       23.7%
   500         47.29      55.53      0.18               0.80             56.51          9.22       19.5%
   550         52.43      59.85      0.19               0.86             60.90          8.47       16.2%
   600         57.57      64.17      0.21               0.93             65.31          7.74       13.4%
   650         62.71      68.49      0.23               0.99             69.71          7.00       11.2%
   700         67.85      72.81      0.25               1.05             74.11          6.26        9.2%
   750         72.99      77.13      0.26               1.11             78.50          5.51        7.5%
   800         78.13      81.45      0.28               1.18             82.91          4.78        6.1%
   850         84.12      86.95      0.30               1.26             88.51          4.39        5.2%
   900         90.12      92.46      0.32               1.34             94.12          4.00        4.4%
   950         96.11      97.96      0.34               1.42             99.72          3.61        3.8%
 1,000        102.11     103.46      0.35               1.49            105.30          3.19        3.1%
 1,100        114.10     114.47      0.39               1.65            116.51          2.41        2.1%
 1,200        126.09     125.47      0.42               1.81            127.70          1.61        1.3%
 1,300        138.08     136.48      0.46               1.97            138.91          0.83        0.6%
 1,400        150.07     147.49      0.49               2.13            150.11          0.04        0.0%
 1,500        162.07     158.49      0.53               2.29            161.31         (0.76)      -0.5%
 1,600        174.06     169.50      0.56               2.45            172.51         (1.55)      -0.9%
 1,700        186.05     180.50      0.60               2.61            183.71         (2.34)      -1.3%
 1,800        198.04     191.51      0.64               2.77            194.92         (3.12)      -1.6%
 1,900        210.03     202.52      0.67               2.93            206.12         (3.91)      -1.9%
 2,000        222.02     213.52      0.71               3.08            217.31         (4.71)      -2.1%
 2,200        246.00     235.53      0.78               3.40            239.71         (6.29)      -2.6%
 2,400        269.98     257.55      0.85               3.72            262.12         (7.86)      -2.9%
 2,600        293.97     279.56      0.92               4.04            284.52         (9.45)      -3.2%
 2,800        317.95     301.57      0.99               4.36            306.92        (11.03)      -3.5%
 3,000        341.93     323.58      1.06               4.67            329.31        (12.62)      -3.7%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 7 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                          EC-1 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

(A)    (B)      (C)          (D)        (E)         (F)                (G)                (H)             (I)        (J)

                        Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
      Load    Monthly       under       ----------------------------------------         under        --------------------
kW   Factor     kWh     Present Rates   Base        CRCC            Franchise        Proposed Rates   Amount ($)      %
--   ------   -------   -------------   ----        ----        ----------------     --------------   ----------   -------
                                                (C)x$0.000353   [(E)+(F)]x0.0144       (E)+(F)+(G)      (H)-(D)    (I)/(D)
 3     20%       438        45.09       52.04       0.15              0.75                 52.94          7.85      17.4%
 3     30%       657        52.05       58.66       0.23              0.85                 59.74          7.69      14.8%
 3     40%       876        59.00       65.29       0.31              0.94                 66.54          7.54      12.8%
 3     50%     1,095        65.96       71.91       0.39              1.04                 73.34          7.38      11.2%
 3     75%     1,643        83.36       88.49       0.58              1.28                 90.35          6.99       8.4%

 5     20%       730        68.48       76.87       0.26              1.11                 78.24          9.76      14.3%
 5     30%     1,095        80.08       87.91       0.39              1.27                 89.57          9.49      11.9%
 5     40%     1,460        91.67       98.96       0.52              1.43                100.91          9.24      10.1%
 5     50%     1,825       103.26      110.00       0.64              1.59                112.23          8.97       8.7%
 5     75%     2,738       132.26      137.61       0.97              2.00                140.58          8.32       6.3%

 8     20%     1,168       103.58      114.12       0.41              1.65                116.18         12.60      12.2%
 8     30%     1,752       122.12      131.79       0.62              1.91                134.32         12.20      10.0%
 8     40%     2,336       140.67      149.45       0.82              2.16                152.43         11.76       8.4%
 8     50%     2,920       159.22      167.12       1.03              2.42                170.57         11.35       7.1%
 8     75%     4,380       205.59      211.29       1.55              3.06                215.90         10.31       5.0%

10     20%     1,460       126.97      138.96       0.52              2.01                141.49         14.52      11.4%
10     30%     2,190       150.15      161.04       0.77              2.33                164.14         13.99       9.3%
10     40%     2,920       173.34      183.12       1.03              2.65                186.80         13.46       7.8%
10     50%     3,650       196.52      205.20       1.29              2.97                209.46         12.94       6.6%
10     75%     5,475       254.49      260.41       1.93              3.78                266.12         11.63       4.6%

12     20%     1,752       150.36      163.79       0.62              2.37                166.78         16.42      10.9%
12     30%     2,628       178.19      190.29       0.93              2.75                193.97         15.78       8.9%
12     40%     3,504       206.01      216.79       1.24              3.14                221.17         15.16       7.4%
12     50%     4,380       233.83      243.29       1.55              3.53                248.37         14.54       6.2%
12     75%     6,570       303.38      309.53       2.32              4.49                316.34         12.96       4.3%

15     20%     2,190       185.45      201.04       0.77              2.91                204.72         19.27      10.4%
15     30%     3,285       220.23      234.16       1.16              3.39                238.71         18.48       8.4%
15     40%     4,380       255.01      267.29       1.55              3.87                272.71         17.70       6.9%
15     50%     5,475       289.79      300.41       1.93              4.35                306.69         16.90       5.8%
15     75%     8,213       376.74      383.23       2.90              5.56                391.69         14.95       4.0%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 8 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                            EC-1 Summer (May-October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

(A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                         Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
      Load    Monthly       under        ------------------------------------------        under       --------------------
kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
--   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                   (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
 3     20%       438        56.28        65.45          0.15            0.94                66.54        10.26       18.2%
 3     30%       657        64.66        74.29          0.23            1.07                75.59        10.93       16.9%
 3     40%       876        73.04        83.12          0.31            1.20                84.63        11.59       15.9%
 3     50%     1,095        81.43        91.95          0.39            1.33                93.67        12.24       15.0%
 3     75%     1,643       102.40       114.05          0.58            1.65               116.28        13.88       13.6%

 5     20%       730        87.14        99.23          0.26            1.43               100.92        13.78       15.8%
 5     30%     1,095       101.11       113.95          0.39            1.65               115.99        14.88       14.7%
 5     40%     1,460       115.07       128.67          0.52            1.86               131.05        15.98       13.9%
 5     50%     1,825       129.04       143.39          0.64            2.07               146.10        17.06       13.2%
 5     75%     2,738       163.98       180.21          0.97            2.61               183.79        19.81       12.1%

 8     20%     1,168       133.42       149.89          0.41            2.16               152.46        19.04       14.3%
 8     30%     1,752       155.77       173.45          0.62            2.51               176.58        20.81       13.4%
 8     40%     2,336       178.12       197.00          0.82            2.85               200.67        22.55       12.7%
 8     50%     2,920       200.47       220.55          1.03            3.19               224.77        24.30       12.1%
 8     75%     4,380       256.34       279.43          1.55            4.05               285.03        28.69       11.2%

10     20%     1,460       164.27       183.67          0.52            2.65               186.84        22.57       13.7%
10     30%     2,190       192.21       213.11          0.77            3.08               216.96        24.75       12.9%
10     40%     2,920       220.15       242.55          1.03            3.51               247.09        26.94       12.2%
10     50%     3,650       248.09       271.99          1.29            3.94               277.22        29.13       11.7%
10     75%     5,475       317.93       345.59          1.93            5.00               352.52        34.59       10.9%

12     20%     1,752       195.13       217.45          0.62            3.14               221.21        26.08       13.4%
12     30%     2,628       228.65       252.77          0.93            3.65               257.35        28.70       12.6%
12     40%     3,504       262.18       288.10          1.24            4.17               293.51        31.33       11.9%
12     50%     4,380       295.70       323.43          1.55            4.68               329.66        33.96       11.5%
12     75%     6,570       379.51       411.75          2.32            5.96               420.03        40.52       10.7%

15     20%     2,190       241.41       268.11          0.77            3.87               272.75        31.34       13.0%
15     30%     3,285       283.32       312.27          1.16            4.51               317.94        34.62       12.2%
15     40%     4,380       325.22       356.43          1.55            5.15               363.13        37.91       11.7%
15     50%     5,475       367.13       400.59          1.93            5.80               408.32        41.19       11.2%
15     75%     8,213       471.91       511.01          2.90            7.40               521.31        49.40       10.5%

     EC-1 Summer Average Energy On-Peak: 42%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                    Page 9 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                          ET-1 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill        Components of Proposed Bill            Monthly Bill          Change
Monthly       under       ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
  200          27.17      28.12      0.07               0.41             28.60          1.43       5.3%
  250          30.22      31.51      0.09               0.46             32.06          1.84       6.1%
  300          33.26      34.90      0.11               0.50             35.51          2.25       6.8%
  350          36.30      38.29      0.12               0.55             38.96          2.66       7.3%
  400          39.35      41.69      0.14               0.60             42.43          3.08       7.8%
  450          42.39      45.08      0.16               0.65             45.89          3.50       8.3%
  500          45.44      48.47      0.18               0.70             49.35          3.91       8.6%
  550          48.48      51.86      0.19               0.75             52.80          4.32       8.9%
  600          51.52      55.25      0.21               0.80             56.26          4.74       9.2%
  650          54.57      58.65      0.23               0.85             59.73          5.16       9.5%
  700          57.61      62.04      0.25               0.90             63.19          5.58       9.7%
  750          60.65      65.43      0.26               0.95             66.64          5.99       9.9%
  800          63.70      68.82      0.28               1.00             70.10          6.40      10.0%
  850          66.74      72.21      0.30               1.04             73.55          6.81      10.2%
  900          69.78      75.61      0.32               1.09             77.02          7.24      10.4%
  950          72.83      79.00      0.34               1.14             80.48          7.65      10.5%
1,000          75.87      82.39      0.35               1.19             83.93          8.06      10.6%
1,100          81.96      89.17      0.39               1.29             90.85          8.89      10.8%
1,200          88.05      95.96      0.42               1.39             97.77          9.72      11.0%
1,300          94.13     102.74      0.46               1.49            104.69         10.56      11.2%
1,400         100.22     109.53      0.49               1.58            111.60         11.38      11.4%
1,500         106.31     116.31      0.53               1.68            118.52         12.21      11.5%
1,600         112.39     123.09      0.56               1.78            125.43         13.04      11.6%
1,700         118.48     129.88      0.60               1.88            132.36         13.88      11.7%
1,800         124.57     136.66      0.64               1.98            139.28         14.71      11.8%
1,900         130.65     143.45      0.67               2.08            146.20         15.55      11.9%
2,000         136.74     150.23      0.71               2.17            153.11         16.37      12.0%
2,200         148.92     163.80      0.78               2.37            166.95         18.03      12.1%
2,400         161.09     177.37      0.85               2.57            180.79         19.70      12.2%
2,600         173.26     190.93      0.92               2.76            194.61         21.35      12.3%
2,800         185.44     204.50      0.99               2.96            208.45         23.01      12.4%
3,000         197.61     218.07      1.06               3.16            222.29         24.68      12.5%

     ET-1 Winter Average Energy On-Peak: 30%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 10 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                           ET-1 Summer (May - October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels


  (A)          (B)         (C)        (D)               (E)              (F)            (G)         (H)

          Monthly Bill        Components of Proposed Bill            Monthly Bill          Change
Monthly       under       ------------------------------------          under        ------------------
  kWh     Present Rates   Base       CRCC            Franchise      Proposed Rates   Amount ($)      %
-------   -------------   ----       ----            ---------      --------------   ----------     ---
                               (A) x $0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
  200          30.21      31.62      0.07               0.46             32.15          1.94        6.4%
  250          34.01      35.88      0.09               0.52             36.49          2.48        7.3%
  300          37.81      40.15      0.11               0.58             40.84          3.03        8.0%
  350          41.61      44.42      0.12               0.64             45.18          3.57        8.6%
  400          45.41      48.68      0.14               0.70             49.52          4.11        9.1%
  450          49.22      52.95      0.16               0.76             53.87          4.65        9.4%
  500          53.02      57.22      0.18               0.83             58.23          5.21        9.8%
  550          56.82      61.48      0.19               0.89             62.56          5.74       10.1%
  600          60.62      65.75      0.21               0.95             66.91          6.29       10.4%
  650          64.42      70.01      0.23               1.01             71.25          6.83       10.6%
  700          68.22      74.28      0.25               1.07             75.60          7.38       10.8%
  750          72.03      78.55      0.26               1.13             79.94          7.91       11.0%
  800          75.83      82.81      0.28               1.20             84.29          8.46       11.2%
  850          79.63      87.08      0.30               1.26             88.64          9.01       11.3%
  900          83.43      91.35      0.32               1.32             92.99          9.56       11.5%
  950          87.23      95.61      0.34               1.38             97.33         10.10       11.6%
1,000          91.03      99.88      0.35               1.44            101.67         10.64       11.7%
1,100          98.64     108.41      0.39               1.57            110.37         11.73       11.9%
1,200         106.24     116.95      0.42               1.69            119.06         12.82       12.1%
1,300         113.84     125.48      0.46               1.81            127.75         13.91       12.2%
1,400         121.45     134.01      0.49               1.94            136.44         14.99       12.3%
1,500         129.05     142.55      0.53               2.06            145.14         16.09       12.5%
1,600         136.65     151.08      0.56               2.18            153.82         17.17       12.6%
1,700         144.26     159.61      0.60               2.31            162.52         18.26       12.7%
1,800         151.86     168.14      0.64               2.43            171.21         19.35       12.7%
1,900         159.46     176.68      0.67               2.55            179.90         20.44       12.8%
2,000         167.07     185.21      0.71               2.68            188.60         21.53       12.9%
2,200         182.27     202.28      0.78               2.92            205.98         23.71       13.0%
2,400         197.48     219.34      0.85               3.17            223.36         25.88       13.1%
2,600         212.69     236.41      0.92               3.42            240.75         28.06       13.2%
2,800         227.90     253.47      0.99               3.66            258.12         30.22       13.3%
3,000         243.10     270.54      1.06               3.91            275.51         32.41       13.3%

     ET-1 Summer Average Energy On-Peak: 40%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 11 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                         ECT-1R Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

(A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                         Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
      Load    Monthly       under        ------------------------------------------        under       --------------------
kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
--   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                   (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
 3     20%       438        51.93        52.04          0.15            0.75                52.94         1.01       1.9%
 3     30%       657        58.23        58.66          0.23            0.85                59.74         1.51       2.6%
 3     40%       876        64.53        65.29          0.31            0.94                66.54         2.01       3.1%
 3     50%     1,095        70.82        71.91          0.39            1.04                73.34         2.52       3.6%
 3     75%     1,643        86.59        88.49          0.58            1.28                90.35         3.76       4.3%

 5     20%       730        76.55        76.87          0.26            1.11                78.24         1.69       2.2%
 5     30%     1,095        87.04        87.91          0.39            1.27                89.57         2.53       2.9%
 5     40%     1,460        97.54        98.96          0.52            1.43               100.91         3.37       3.5%
 5     50%     1,825       108.04       110.00          0.64            1.59               112.23         4.19       3.9%
 5     75%     2,738       134.30       137.61          0.97            2.00               140.58         6.28       4.7%

 8     20%     1,168       113.47       114.12          0.41            1.65               116.18         2.71       2.4%
 8     30%     1,752       130.27       131.79          0.62            1.91               134.32         4.05       3.1%
 8     40%     2,336       147.07       149.45          0.82            2.16               152.43         5.36       3.6%
 8     50%     2,920       163.87       167.12          1.03            2.42               170.57         6.70       4.1%
 8     75%     4,380       205.86       211.29          1.55            3.06               215.90        10.04       4.9%

10     20%     1,460       138.09       138.96          0.52            2.01               141.49         3.40       2.5%
10     30%     2,190       159.09       161.04          0.77            2.33               164.14         5.05       3.2%
10     40%     2,920       180.09       183.12          1.03            2.65               186.80         6.71       3.7%
10     50%     3,650       201.08       205.20          1.29            2.97               209.46         8.38       4.2%
10     75%     5,475       253.57       260.41          1.93            3.78               266.12        12.55       4.9%

12     20%     1,752       162.71       163.79          0.62            2.37               166.78         4.07       2.5%
12     30%     2,628       187.91       190.29          0.93            2.75               193.97         6.06       3.2%
12     40%     3,504       213.10       216.79          1.24            3.14               221.17         8.07       3.8%
12     50%     4,380       238.30       243.29          1.55            3.53               248.37        10.07       4.2%
12     75%     6,570       301.29       309.53          2.32            4.49               316.34        15.05       5.0%

15     20%     2,190       199.64       201.04          0.77            2.91               204.72         5.08       2.5%
15     30%     3,285       231.13       234.16          1.16            3.39               238.71         7.58       3.3%
15     40%     4,380       262.63       267.29          1.55            3.87               272.71        10.08       3.8%
15     50%     5,475       294.12       300.41          1.93            4.35               306.69        12.57       4.3%
15     75%     8,213       372.88       383.23          2.90            5.56               391.69        18.81       5.0%

     ECT-1R Winter Average Energy On-Peak: 31%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 12 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                        Typical Residential Bill Analysis
                           ECT-1R Summer (May-October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels


(A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                         Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
      Load    Monthly       under        ------------------------------------------        under       --------------------
kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
--   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                   (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
 3     20%       438       63.51        65.15         0.15             0.94                66.24         2.73         4.3%
 3     30%       657       70.76        73.83         0.23             1.07                75.13         4.37         6.2%
 3     40%       876       78.02        82.50         0.31             1.19                84.00         5.98         7.7%
 3     50%     1,095       85.28        91.18         0.39             1.32                92.89         7.61         8.9%
 3     75%     1,643      103.44       112.90         0.58             1.63               115.11        11.67        11.3%

 5     20%       730       95.84        98.72         0.26             1.43               100.41         4.57         4.8%
 5     30%     1,095      107.94       113.18         0.39             1.64               115.21         7.27         6.7%
 5     40%     1,460      120.03       127.65         0.52             1.85               130.02         9.99         8.3%
 5     50%     1,825      132.13       142.11         0.64             2.06               144.81        12.68         9.6%
 5     75%     2,738      162.39       178.29         0.97             2.58               181.84        19.45        12.0%

 8     20%     1,168      144.35       149.08         0.41             2.15               151.64         7.29         5.1%
 8     30%     1,752      163.70       172.22         0.62             2.49               175.33        11.63         7.1%
 8     40%     2,336      183.06       195.36         0.82             2.82               199.00        15.94         8.7%
 8     50%     2,920      202.41       218.50         1.03             3.16               222.69        20.28        10.0%
 8     75%     4,380      250.79       276.36         1.55             4.00               281.91        31.12        12.4%

10     20%     1,460      176.68       182.65         0.52             2.64               185.81         9.13         5.2%
10     30%     2,190      200.88       211.57         0.77             3.06               215.40        14.52         7.2%
10     40%     2,920      225.07       240.50         1.03             3.48               245.01        19.94         8.9%
10     50%     3,650      249.26       269.43         1.29             3.90               274.62        25.36        10.2%
10     75%     5,475      309.74       341.75         1.93             4.95               348.63        38.89        12.6%

12     20%     1,752      209.02       216.22         0.62             3.12               219.96        10.94         5.2%
12     30%     2,628      238.05       250.93         0.93             3.63               255.49        17.44         7.3%
12     40%     3,504      267.08       285.65         1.24             4.13               291.02        23.94         9.0%
12     50%     4,380      296.11       320.36         1.55             4.64               326.55        30.44        10.3%
12     75%     6,570      368.69       407.14         2.32             5.90               415.36        46.67        12.7%

15     20%     2,190      257.53       266.57         0.77             3.85               271.19        13.66         5.3%
15     30%     3,285      293.82       309.97         1.16             4.48               315.61        21.79         7.4%
15     40%     4,380      330.10       353.36         1.55             5.11               360.02        29.92         9.1%
15     50%     5,475      366.39       396.75         1.93             5.74               404.42        38.03        10.4%
15     75%     8,213      457.13       505.25         2.90             7.32               515.47        58.34        12.8%

     ECT-1R Summer Average Energy On-Peak: 38%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 13 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                           E-30 Summer (May - October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)        (B)          (C)         (D)               (E)               (F)             (G)        (H)

          Monthly Bill         Components of Proposed Bill             Monthly Bill         Change
Monthly      under        ----------------------------------------        under       --------------------
  kWh     Present Rates   Base        CRCC           Franchise       Proposed Rates   Amount ($)      %
-------   -------------   ----    -------------   ----------------   --------------   ----------   -------
                                  (A)x$0.000353   [(C)+(D)]x0.0144     (C)+(D)+(E)      (F)-(B)    (G)/(B)
    30          9.00      11.31       0.01              0.16              11.48          2.48       27.6%
    40          9.92      12.22       0.01              0.18              12.41          2.49       25.1%
    50         10.83      13.13       0.02              0.19              13.34          2.51       23.2%
    60         11.75      14.03       0.02              0.20              14.25          2.50       21.3%
    70         12.67      14.94       0.02              0.22              15.18          2.51       19.8%
    80         13.58      15.85       0.03              0.23              16.11          2.53       18.6%
    90         14.50      16.76       0.03              0.24              17.03          2.53       17.4%
   100         15.42      17.67       0.04              0.26              17.97          2.55       16.5%
   125         17.71      19.94       0.04              0.29              20.27          2.56       14.5%
   150         20.00      22.22       0.05              0.32              22.59          2.59       13.0%
   175         22.29      24.49       0.06              0.35              24.90          2.61       11.7%
   200         24.59      26.76       0.07              0.39              27.22          2.63       10.7%
   225         26.88      29.03       0.08              0.42              29.53          2.65        9.9%
   250         29.17      31.31       0.09              0.45              31.85          2.68        9.2%
   275         31.46      33.58       0.10              0.48              34.16          2.70        8.6%
   300         33.75      35.85       0.11              0.52              36.48          2.73        8.1%
   325         36.05      38.13       0.11              0.55              38.79          2.74        7.6%
   350         38.34      40.40       0.12              0.58              41.10          2.76        7.2%
   375         40.63      42.67       0.13              0.62              43.42          2.79        6.9%
   400         42.92      44.94       0.14              0.65              45.73          2.81        6.5%
   425         45.21      47.22       0.15              0.68              48.05          2.84        6.3%
   450         47.51      49.49       0.16              0.71              50.36          2.85        6.0%
   475         49.80      51.76       0.17              0.75              52.68          2.88        5.8%
   500         52.09      54.04       0.18              0.78              55.00          2.91        5.6%
   600         61.26      63.13       0.21              0.91              64.25          2.99        4.9%
   700         70.43      72.22       0.25              1.04              73.51          3.08        4.4%
   800         79.59      81.31       0.28              1.17              82.76          3.17        4.0%
   900         88.76      90.40       0.32              1.31              92.03          3.27        3.7%
 1,000         97.93      99.49       0.35              1.44             101.28          3.35        3.4%
 1,500        143.77     144.95       0.53              2.09             147.57          3.80        2.6%
 2,000        189.61     190.40       0.71              2.75             193.86          4.25        2.2%
 2,500        235.45     235.86       0.88              3.41             240.15          4.70        2.0%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 14 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                          E-30 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)         (B)         (C)         (D)               (E)              (F)            (G)         (H)

          Monthly Bill          Components of Proposed Bill          Monthly Bill          Change
Monthly      under        ---------------------------------------       under        -------------------
  kWh     Present Rates   Base        CRCC           Franchise      Proposed Rates   Amount ($)      %
  ---     -------------   ----        ----           ---------      --------------   ----------     ---
                                 (A)x$0.000353   [(C)+(D)]x0.0144    (C)+(D)+(E)       (F)-(B)    (G)/(B)
   30          9.30       11.61       0.01              0.17             11.79           2.49      26.8%
   40         10.32       12.62       0.01              0.18             12.81           2.49      24.1%
   50         11.34       13.63       0.02              0.20             13.85           2.51      22.1%
   60         12.36       14.63       0.02              0.21             14.86           2.50      20.2%
   70         13.38       15.64       0.02              0.23             15.89           2.51      18.8%
   80         14.39       16.65       0.03              0.24             16.92           2.53      17.6%
   90         15.41       17.66       0.03              0.25             17.94           2.53      16.4%
  100         16.43       18.67       0.04              0.27             18.98           2.55      15.5%
  125         18.97       21.19       0.04              0.31             21.54           2.57      13.5%
  150         21.52       23.72       0.05              0.34             24.11           2.59      12.0%
  175         24.06       26.24       0.06              0.38             26.68           2.62      10.9%
  200         26.61       28.76       0.07              0.42             29.25           2.64       9.9%
  225         29.15       31.28       0.08              0.45             31.81           2.66       9.1%
  250         31.70       33.81       0.09              0.49             34.39           2.69       8.5%
  275         34.24       36.33       0.10              0.52             36.95           2.71       7.9%
  300         36.79       38.85       0.11              0.56             39.52           2.73       7.4%
  325         39.33       41.38       0.11              0.60             42.09           2.76       7.0%
  350         41.88       43.90       0.12              0.63             44.65           2.77       6.6%
  375         44.42       46.42       0.13              0.67             47.22           2.80       6.3%
  400         46.97       48.94       0.14              0.71             49.79           2.82       6.0%
  425         49.51       51.47       0.15              0.74             52.36           2.85       5.8%
  450         52.06       53.99       0.16              0.78             54.93           2.87       5.5%
  475         54.60       56.51       0.17              0.82             57.50           2.90       5.3%
  500         57.15       59.04       0.18              0.85             60.07           2.92       5.1%
  600         67.32       69.13       0.21              1.00             70.34           3.02       4.5%
  700         77.50       79.22       0.25              1.14             80.61           3.11       4.0%
  800         87.68       89.31       0.28              1.29             90.88           3.20       3.6%
  900         97.86       99.40       0.32              1.44            101.16           3.30       3.4%
1,000        108.04      109.49       0.35              1.58            111.42           3.38       3.1%
1,500        158.94      159.95       0.53              2.31            162.79           3.85       2.4%
2,000        209.83      210.40       0.71              3.04            214.15           4.32       2.1%
2,500        260.73      260.86       0.88              3.77            265.51           4.78       1.8%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-4
                                                                   Page 15 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                          E-32 Winter (November-April)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                           Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
        Load    Monthly       under        ------------------------------------------        under       --------------------
  kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
  --   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                     (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
   10    15%       1,095       120.86       116.84       0.39              1.69              118.92         (1.94)      -1.6%
   10    30%       2,190       221.47       216.43       0.77              3.13              220.33         (1.14)      -0.5%
   10    45%       3,285       313.78       316.02       1.16              4.57              321.75          7.97        2.5%
   10    60%       4,380       382.50       415.61       1.55              6.01              423.17         40.67       10.6%
   10    75%       5,475       451.22       515.20       1.93              7.45              524.58         73.36       16.3%

  100    15%      10,950     1,165.84     1,492.04       3.87             21.54            1,517.45        351.61       30.2%
  100    30%      21,900     1,883.63     2,234.93       7.73             32.29            2,274.95        391.32       20.8%
  100    45%      32,850     2,570.86     2,595.19      11.60             37.54            2,644.33         73.47        2.9%
  100    60%      43,800     3,258.08     2,955.44      15.46             42.78            3,013.68       (244.40)      -7.5%
  100    75%      54,750     3,927.76     3,315.70      19.33             48.02            3,383.05       (544.71)     -13.9%

  200    15%      21,900     2,326.92     2,950.06       7.73             42.59            3,000.38        673.46       28.9%
  200    30%      43,800     3,704.28     4,435.84      15.46             64.10            4,515.40        811.12       21.9%
  200    45%      65,700     5,038.96     5,156.35      23.19             74.59            5,254.13        215.17        4.3%
  200    60%      87,600     5,901.16     5,876.86      30.92             85.07            5,992.85         91.69        1.6%
  200    75%     109,500     6,763.37     6,597.37      38.65             95.56            6,731.58        (31.79)      -0.5%

  500    15%      54,750     5,730.10     7,324.13      19.33            105.75            7,449.21      1,719.11       30.0%
  500    30%     109,500     8,803.67    11,038.57      38.65            159.51           11,236.73      2,433.06       27.6%
  500    45%     164,250    10,959.17    12,839.85      57.98            185.73           13,083.56      2,124.39       19.4%
  500    60%     219,000    13,114.68    14,641.12      77.31            211.95           14,930.38      1,815.70       13.8%
  500    75%     273,750    15,270.19    16,442.40      96.63            238.16           16,777.19      1,507.00        9.9%

1,500    15%     164,250    17,064.32    17,843.10      57.98            257.78           18,158.86      1,094.54        6.4%
1,500    30%     328,500    24,226.70    28,986.43     115.96            419.07           29,521.46      5,294.76       21.9%
1,500    45%     492,750    30,693.22    34,390.26     173.94            497.72           35,061.92      4,368.70       14.2%
1,500    60%     657,000    37,159.74    39,794.08     231.92            576.37           40,602.37      3,442.63        9.3%
1,500    75%     821,250    43,626.26    45,197.91     289.90            655.02           46,142.83      2,516.57        5.8%

3,000    15%     328,500    34,065.65    34,733.41     115.96            501.83           35,351.20      1,285.55        3.8%
3,000    30%     657,000    47,361.24    57,020.08     231.92            824.43           58,076.43     10,715.19       22.6%
3,000    45%     985,500    60,294.29    67,827.73     347.88            981.73           69,157.34      8,863.05       14.7%
3,000    60%   1,314,000    73,227.33    78,635.38     463.84          1,139.03           80,238.25      7,010.92        9.6%
3,000    75%   1,642,500    86,160.38    89,443.03     579.80          1,296.33           91,319.16      5,158.78        6.0%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.
5)   For purposes of calculating the monthly bill, E-32 customers are
     categorized in this manner:      0 - 99 kW = self contained
                                   100 - 999 kW = Instrument-rated
                                 1000 and above = primary

                                                                    Schedule H-4
                                                                   Page 16 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                            E-32 Summer (May-October)

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                           Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
        Load    Monthly       under        ------------------------------------------        under       --------------------
  kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
  --   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                     (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
   10    15%       1,095       132.70        127.79       0.39              1.85               130.03        (2.67)    -2.0%
   10    30%       2,190       244.40        238.33       0.77              3.44               242.54        (1.86)    -0.8%
   10    45%       3,285       346.95        348.87       1.16              5.04               355.07         8.12      2.3%
   10    60%       4,380       423.48        459.41       1.55              6.64               467.60        44.12     10.4%
   10    75%       5,475       500.01        569.95       1.93              8.24               580.12        80.11     16.0%

  100    15%      10,950     1,291.01      1,601.54       3.87             23.12             1,628.53       337.52     26.1%
  100    30%      21,900     2,090.03      2,453.93       7.73             35.45             2,497.11       407.08     19.5%
  100    45%      32,850     2,855.33      2,923.69      11.60             42.27             2,977.56       122.23      4.3%
  100    60%      43,800     3,620.62      3,393.44      15.46             49.09             3,457.99      (162.63)    -4.5%
  100    75%      54,750     4,366.52      3,863.20      19.33             55.91             3,938.44      (428.08)    -9.8%

  200    15%      21,900     2,578.02      3,169.06       7.73             45.75             3,222.54       644.52     25.0%
  200    30%      43,800     4,111.82      4,873.84      15.46             70.41             4,959.71       847.89     20.6%
  200    45%      65,700     5,598.45      5,813.35      23.19             84.05             5,920.59       322.14      5.8%
  200    60%      87,600     6,562.71      6,752.86      30.92             97.69             6,881.47       318.76      4.9%
  200    75%     109,500     7,526.97      7,692.37      38.65            111.33             7,842.35       315.38      4.2%

  500    15%      54,750     6,350.72      7,871.63      19.33            113.63             8,004.59     1,653.87     26.0%
  500    30%     109,500     9,776.37     12,133.57      38.65            175.28            12,347.50     2,571.13     26.3%
  500    45%     164,250    12,187.01     14,482.35      57.98            209.38            14,749.71     2,562.70     21.0%
  500    60%     219,000    14,597.65     16,831.12      77.31            243.48            17,151.91     2,554.26     17.5%
  500    75%     273,750    17,008.29     19,179.90      96.63            277.58            19,554.11     2,545.82     15.0%

1,500    15%     164,250    18,915.67     19,485.60      57.98            281.43            19,825.01       909.34      4.8%
1,500    30%     328,500    26,916.94     32,271.43     115.96            466.38            32,853.77     5,936.83     22.1%
1,500    45%     492,750    34,148.86     39,317.76     173.94            568.68            40,060.38     5,911.52     17.3%
1,500    60%     657,000    41,380.79     46,364.08     231.92            670.98            47,266.98     5,886.19     14.2%
1,500    75%     821,250    48,612.72     53,410.41     289.90            773.28            54,473.59     5,860.87     12.1%

3,000    15%     328,500    37,763.11     38,018.41     115.96            549.13            38,683.50       920.39      2.4%
3,000    30%     657,000    52,627.79     63,590.08     231.92            919.04            64,741.04    12,113.25     23.0%
3,000    45%     985,500    67,091.65     77,682.73     347.88          1,123.64            79,154.25    12,062.60     18.0%
3,000    60%   1,314,000    81,555.50     91,775.38     463.84          1,328.24            93,567.46    12,011.96     14.7%
3,000    75%   1,642,500    96,019.36    105,868.03     579.80          1,532.85           107,980.68    11,961.32     12.5%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.
5)   For purposes of calculating the monthly bill, E-32 customers are
     categorized in this manner:   0 - 99 kW = self contained
                                100 - 999 kW = Instrument-rated

                                                                    Schedule H-4
                                                                   Page 17 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                                      E-34

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                           Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
        Load    Monthly       under        ------------------------------------------        under       --------------------
  kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
  --   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                     (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
3,000    20%     438,000     47,951.88    51,587.70       154.61          745.09            52,487.40     4,535.52       9.5%
3,000    30%     657,000     54,797.82    58,779.66       231.92          849.77            59,861.35     5,063.53       9.2%
3,000    40%     876,000     61,643.76    65,971.62       309.23          954.44            67,235.29     5,591.53       9.1%
3,000    50%   1,095,000     68,489.70    73,163.58       386.54        1,059.12            74,609.24     6,119.54       8.9%
3,000    75%   1,642,500     85,604.55    91,143.48       579.80        1,320.82            93,044.10     7,439.55       8.7%

3,500    20%     511,000     55,538.86    60,171.02       180.38          869.06            61,220.46     5,681.60      10.2%
3,500    30%     766,500     63,525.79    68,561.64       270.57          991.18            69,823.39     6,297.60       9.9%
3,500    40%   1,022,000     71,512.72    76,952.26       360.77        1,113.31            78,426.34     6,913.62       9.7%
3,500    50%   1,277,500     79,499.65    85,342.88       450.96        1,235.43            87,029.27     7,529.62       9.5%
3,500    75%   1,916,250     99,466.98   106,319.43       676.44        1,540.74           108,536.61     9,069.63       9.1%

4,000    20%     584,000     63,125.84    68,754.34       206.15          993.03            69,953.52     6,827.68      10.8%
4,000    30%     876,000     72,253.76    78,343.62       309.23        1,132.60            79,785.45     7,531.69      10.4%
4,000    40%   1,168,000     81,381.68    87,932.90       412.30        1,272.17            89,617.37     8,235.69      10.1%
4,000    50%   1,460,000     90,509.60    97,522.18       515.38        1,411.74            99,449.30     8,939.70       9.9%
4,000    75%   2,190,000    113,329.40   121,495.38       773.07        1,760.67           124,029.12    10,699.72       9.4%

4,500    20%     657,000     70,712.82    77,337.66       231.92        1,117.00            78,686.58     7,973.76      11.3%
4,500    30%     985,500     80,981.73    88,125.60       347.88        1,274.02            89,747.50     8,765.77      10.8%
4,500    40%   1,314,000     91,250.64    98,913.54       463.84        1,431.03           100,808.41     9,557.77      10.5%
4,500    50%   1,642,500    101,519.55   109,701.48       579.80        1,588.05           111,869.33    10,349.78      10.2%
4,500    75%   2,463,750    127,191.83   136,671.33       869.70        1,980.59           139,521.62    12,329.79       9.7%

5,000    20%     730,000     78,299.80    85,920.98       257.69        1,240.97            87,419.64     9,119.84      11.6%
5,000    30%   1,095,000     89,709.70    97,907.58       386.54        1,415.44            99,709.56     9,999.86      11.1%
5,000    40%   1,460,000    101,119.60   109,894.18       515.38        1,589.90           111,999.46    10,879.86      10.8%
5,000    50%   1,825,000    112,529.50   121,880.78       644.23        1,764.36           124,289.37    11,759.87      10.5%
5,000    75%   2,737,500    141,054.25   151,847.28       966.34        2,200.52           155,014.14    13,959.89       9.9%

6,000    20%     876,000     93,473.76   103,087.62       309.23        1,488.91           104,885.76    11,412.00      12.2%
6,000    30%   1,314,000    107,165.64   117,471.54       463.84        1,698.27           119,633.65    12,468.01      11.6%
6,000    40%   1,752,000    120,857.52   131,855.46       618.46        1,907.62           134,381.54    13,524.02      11.2%
6,000    50%   2,190,000    134,549.40   146,239.38       773.07        2,116.98           149,129.43    14,580.03      10.8%
6,000    75%   3,285,000    168,779.10   182,199.18     1,159.61        2,640.37           185,999.16    17,220.06      10.2%

7,000    20%   1,022,000    108,647.72   120,254.26       360.77        1,736.86           122,351.89    13,704.17      12.6%
7,000    30%   1,533,000    124,621.58   137,035.50       541.15        1,981.10           139,557.75    14,936.17      12.0%
7,000    40%   2,044,000    140,595.44   153,816.74       721.53        2,225.35           156,763.62    16,168.18      11.5%
7,000    50%   2,555,000    156,569.30   170,597.98       901.92        2,469.60           173,969.50    17,400.20      11.1%
7,000    75%   3,832,500    196,503.95   212,551.08     1,352.87        3,080.22           216,984.17    20,480.22      10.4%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.
5) For purposes of calculating the monthly bill, E-34 customers are categorized as primary customers.

                                                                    Schedule H-4
                                                                   Page 18 of 19
                                                                      June, 2003

                         Arizona Public Service Company

                      Typical General Service Bill Analysis
                                      E-35

                  Customer Bills at Varying Consumption Levels
                       at Present and Proposed Rate Levels

  (A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                           Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
        Load    Monthly       under        ------------------------------------------        under       --------------------
  kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
  --   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                     (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
3,000    20%     438,000     53,053.70     52,490.52      154.61           758.09            53,403.22       349.52     0.7%
3,000    30%     657,000     58,780.55     59,329.89      231.92           857.69            60,419.50     1,638.95     2.8%
3,000    40%     876,000     64,507.40     66,169.26      309.23           957.29            67,435.78     2,928.38     4.5%
3,000    50%   1,095,000     70,234.25     73,008.63      386.54         1,056.89            74,452.06     4,217.81     6.0%
3,000    75%   1,642,500     84,551.38     90,107.06      579.80         1,305.89            91,992.75     7,441.37     8.8%

3,500    20%     511,000     61,487.65     61,224.31      180.38           884.23            62,288.92       801.27     1.3%
3,500    30%     766,500     68,168.98     69,203.58      270.57         1,000.43            70,474.58     2,305.60     3.4%
3,500    40%   1,022,000     74,850.30     77,182.84      360.77         1,116.63            78,660.24     3,809.94     5.1%
3,500    50%   1,277,500     81,531.63     85,162.11      450.96         1,232.83            86,845.90     5,314.27     6.5%
3,500    75%   1,916,250     98,234.94    105,110.27      676.44         1,523.33           107,310.04     9,075.10     9.2%

4,000    20%     584,000     69,921.60     69,958.10      206.15         1,010.37            71,174.62     1,253.02     1.8%
4,000    30%     876,000     77,557.40     79,077.26      309.23         1,143.17            80,529.66     2,972.26     3.8%
4,000    40%   1,168,000     85,193.20     88,196.42      412.30         1,275.97            89,884.69     4,691.49     5.5%
4,000    50%   1,460,000     92,829.00     97,315.58      515.38         1,408.77            99,239.73     6,410.73     6.9%
4,000    75%   2,190,000    111,918.50    120,113.48      773.07         1,740.77           122,627.32    10,708.82     9.6%

4,500    20%     657,000     78,355.55     78,691.89      231.92         1,136.50            80,060.31     1,704.76     2.2%
4,500    30%     985,500     86,945.83     88,950.95      347.88         1,285.90            90,584.73     3,638.90     4.2%
4,500    40%   1,314,000     95,536.10     99,210.00      463.84         1,435.30           101,109.14     5,573.04     5.8%
4,500    50%   1,642,500    104,126.38    109,469.06      579.80         1,584.70           111,633.56     7,507.18     7.2%
4,500    75%   2,463,750    125,602.06    135,116.69      869.70         1,958.20           137,944.59    12,342.53     9.8%

5,000    20%     730,000     86,789.50     87,425.68      257.69         1,262.64            88,946.01     2,156.51     2.5%
5,000    30%   1,095,000     96,334.25     98,824.63      386.54         1,428.64           100,639.81     4,305.56     4.5%
5,000    40%   1,460,000    105,879.00    110,223.58      515.38         1,594.64           112,333.60     6,454.60     6.1%
5,000    50%   1,825,000    115,423.75    121,622.53      644.23         1,760.64           124,027.40     8,603.65     7.5%
5,000    75%   2,737,500    139,285.63    150,119.91      966.34         2,175.64           153,261.89    13,976.26    10.0%

6,000    20%     876,000    103,657.40    104,893.26      309.23         1,514.92           106,717.41     3,060.01     3.0%
6,000    30%   1,314,000    115,111.10    118,572.00      463.84         1,714.12           120,749.96     5,638.86     4.9%
6,000    40%   1,752,000    126,564.80    132,250.74      618.46         1,913.32           134,782.52     8,217.72     6.5%
6,000    50%   2,190,000    138,018.50    145,929.48      773.07         2,112.52           148,815.07    10,796.57     7.8%
6,000    75%   3,285,000    166,652.75    180,126.33    1,159.61         2,610.52           183,896.46    17,243.71    10.3%

7,000    20%   1,022,000    120,525.30    122,360.84      360.77         1,767.19           124,488.80     3,963.50     3.3%
7,000    30%   1,533,000    133,887.95    138,319.37      541.15         1,999.59           140,860.11     6,972.16     5.2%
7,000    40%   2,044,000    147,250.60    154,277.90      721.53         2,231.99           157,231.42     9,980.82     6.8%
7,000    50%   2,555,000    160,613.25    170,236.43      901.92         2,464.39           173,602.74    12,989.49     8.1%
7,000    75%   3,832,500    194,019.88    210,132.76    1,352.87         3,045.39           214,531.02    20,511.14    10.6%

     E-35 Average Energy On-Peak: 34%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.
5) For purposes of calculating the monthly bill, E-34 customers are categorized as primary customers.

                                                                    Schedule H-4
                                                                   Page 19 of 19
                                                                      June, 2003

                Arizona Public Service Company

                         Typical General Service Bill Analysis
                   E-221 Water Pumping Power

                                    Customer Bills at Varying Consumption Levels
                          at Present and Proposed Rate Levels


 (A)    (B)      (C)          (D)         (E)            (F)              (G)                (H)          (I)         (J)

                          Monthly Bill          Components of Proposed Bill             Monthly Bill           Change
       Load    Monthly       under        ------------------------------------------        under       --------------------
 kW   Factor     kWh     Present Rates    Base           CRCC          Franchise       Proposed Rates   Amount ($)      %
 --   ------   -------   -------------    ----      -------------   ----------------   --------------   ----------   -------
                                                    (C)x$0.000353   [(E)+(F)]x0.0144     (E)+(F)+(G)     (H)-(D)     (I)/(D)
 10     20%      1,460        132.52       136.15         0.52              1.97              138.63        6.11       4.6%
 10     35%      2,555        203.05       211.83         0.90              3.06              215.79       12.74       6.3%
 10     50%      3,650        265.97       275.36         1.29              3.98              280.63       14.66       5.5%
 10     65%      4,745        323.89       336.26         1.67              4.87              342.81       18.92       5.8%
 10     80%      5,840        381.80       397.17         2.06              5.75              404.98       23.17       6.1%

 30     20%      4,380        353.00       373.95         1.55              5.41              380.91       27.91       7.9%
 30     35%      7,665        564.58       600.98         2.71              8.69              612.38       47.79       8.5%
 30     50%     10,950        747.83       791.58         3.87             11.45              806.90       59.07       7.9%
 30     65%     14,235        921.58       974.29         5.02             14.10              993.42       71.84       7.8%
 30     80%     17,520      1,095.32     1,157.00         6.18             16.75            1,179.94       84.62       7.7%

 75     20%     10,950        849.07       909.00         3.87             13.15              926.02       76.94       9.1%
 75     35%     19,163      1,378.07     1,476.60         6.76             21.36            1,504.73      126.66       9.2%
 75     50%     27,375      1,832.01     1,953.08         9.66             28.26            1,991.01      159.00       8.7%
 75     65%     35,588      2,266.40     2,409.89        12.56             34.88            2,457.33      190.94       8.4%
 75     80%     43,800      2,700.73     2,866.64        15.46             41.50            2,923.60      222.87       8.3%

100     20%     14,600      1,124.67     1,206.26         5.15             17.44            1,228.85      104.19       9.3%
100     35%     25,550      1,829.96     1,963.01         9.02             28.40            2,000.43      170.47       9.3%
100     50%     36,500      2,434.33     2,598.36        12.88             37.60            2,648.84      214.51       8.8%
100     65%     47,450      3,013.48     3,207.39        16.75             46.43            3,270.57      257.09       8.5%
100     80%     58,400      3,592.62     3,816.43        20.62             55.25            3,892.30      299.68       8.3%

150     20%     21,900      1,675.86     1,800.76         7.73             26.04            1,834.53      158.67       9.5%
150     35%     38,325      2,733.79     2,935.89        13.53             42.47            2,991.89      258.10       9.4%
150     50%     54,750      3,638.97     3,888.91        19.33             56.28            3,964.51      325.54       8.9%
150     65%     71,175      4,507.69     4,802.47        25.12             69.52            4,897.11      389.42       8.6%
150     80%     87,600      5,376.41     5,716.02        30.92             82.76            5,829.70      453.29       8.4%

200     20%     29,200      2,227.05     2,395.26        10.31             34.64            2,440.21      213.16       9.6%
200     35%     51,100      3,637.63     3,908.77        18.04             56.55            3,983.36      345.72       9.5%
200     50%     73,000      4,843.62     5,179.46        25.77             74.96            5,280.18      436.57       9.0%
200     65%     94,900      6,001.91     6,397.54        33.50             92.61            6,523.64      521.74       8.7%
200     80%    116,800      7,160.20     7,615.62        41.23            110.26            7,767.10      606.91       8.5%

300     20%     43,800      3,329.44     3,584.27        15.46             51.84            3,651.57      322.13       9.7%
300     35%     76,650      5,445.31     5,854.53        27.06             84.69            5,966.28      520.98       9.6%
300     50%    109,500      7,252.90     7,760.57        38.65            112.31            7,911.53      658.63       9.1%
300     65%    142,350      8,990.34     9,587.68        50.25            138.79            9,776.72      786.38       8.7%
300     80%    175,200     10,727.77    11,414.80        61.85            165.26           11,641.91      914.13       8.5%

SUPPORTING SCHEDULES:

NOTES TO SCHEDULE:

1)   Bills do not include EPS, Regulatory Assessment, or Tax charges.
2) Franchise dollars are shown as an average percentage of total revenue requirement.
3) Proposed CRCC is calculated in accordance with the proposed Plan for Administration as filed in ACC Docket No. E-01345A-02-0403.
4)   Present Rates are rates effective 7/1/2003.

                                                                    Schedule H-5
                                                                     Page 1 of 3
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
                                   BILL COUNT
                 BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE
                  TEST YEAR ENDED DECEMBER 31, 2002 UNADJUSTED

RATE SCHEDULE: E-10
DESCRIPTION:   Residential Electric Rate Applicable in All Territory Served by
               Company

                                                 SUMMER (May through October)
                      --------------------------------------------------------------------------------
                                                                       CUMULATIVE
                                                   ---------------------------------------------------
                       NUMBER                            BILLS                         CONSUMPTION
                        OF         CONSUMPTION     -------------------            --------------------
Line      BLOCK       BILLS BY        kWh BY                     % of            Amount          % of
 No.      (kWh)        BLOCK          BLOCK        Number        Total            (kWh)          Total
----      -----        ------      ----------      -------       -----            -----          -----
           (A)          (B)            (C)           (D)           (E)             (F)            (G)
 1          0          10,969              --       10,969        1.86%                --        0.00%
 2        1-50         11,820         271,814       22,789        3.86%           271,814        0.05%
 3       51-100        12,363         946,538       35,152        5.96%         1,218,352        0.23%
 4       101-150       15,188       1,919,128       50,340        8.54%         3,137,480        0.58%
 5       151-200       17,440       3,069,531       67,780       11.49%         6,207,011        1.15%
 6       201-250       20,194       4,566,339       87,974       14.92%        10,773,350        2.00%
 7       251-300       22,078       6,090,648      110,052       18.66%        16,863,998        3.13%
 8       301-350       23,562       7,672,869      133,614       22.66%        24,536,867        4.55%
 9       351-400       24,097       9,049,708      157,711       26.75%        33,586,575        6.23%
10       401-450       24,559      10,451,980      182,270       30.91%        44,038,555        8.17%
11       451-500       24,059      11,439,814      206,329       34.99%        55,478,369       10.29%
12       501-550       23,480      12,337,146      229,809       38.97%        67,815,515       12.58%
13       551-600       22,594      12,997,077      252,403       42.80%        80,812,592       14.99%
14       601-650       21,344      13,347,515      273,747       46.42%        94,160,107       17.46%
15       651-700       20,011      13,512,021      293,758       49.82%       107,672,129       19.97%
16       701-750       18,976      13,762,129      312,734       53.04%       121,434,258       22.52%
17       751-800       17,702      13,726,628      330,436       56.04%       135,160,886       25.07%
18       801-850       16,546      13,652,219      346,982       58.84%       148,813,105       27.60%
19       851-900       15,054      13,175,147      362,036       61.40%       161,988,252       30.04%
20       901-950       13,786      12,754,824      375,822       63.74%       174,743,076       32.41%
21      951-1,000      13,071      12,749,142      388,893       65.95%       187,492,218       34.78%
22     1,001-1,100     23,555      24,718,033      412,448       69.95%       212,210,251       39.36%
23     1,101-1,200     20,711      23,808,472      433,159       73.46%       236,018,723       43.78%
24     1,201-1,300     18,321      22,898,836      451,480       76.57%       258,917,559       48.02%
25     1,301-1,400     16,412      22,152,334      467,892       79.35%       281,069,893       52.13%
26     1,401-1,500     14,781      21,425,165      482,673       81.86%       302,495,058       56.11%
27     1,501-1,600     13,086      20,275,629      495,759       84.07%       322,770,687       59.87%
28     1,601-1,700     11,734      19,361,956      507,493       86.06%       342,132,643       63.46%
29     1,701-1,800     10,426      18,241,183      517,919       87.83%       360,373,826       66.84%
30     1,801-1,900      9,341      17,278,588      527,260       89.42%       377,652,414       70.05%
31     1,901-2,000      8,301      16,181,088      535,561       90.82%       393,833,502       73.05%
32     2,001-2,500     28,640      63,633,257      564,201       95.68%       457,466,758       84.85%
33     2,501-3,000     13,759      37,430,338      577,960       98.02%       494,897,096       91.79%
34     3,001-4,000      8,869      29,911,639      586,829       99.52%       524,808,736       97.34%
35     4,001-5,000      1,917       8,417,131      588,746       99.84%       533,225,867       98.90%
36     5,001-10,000       873       5,278,982      589,619       99.99%       538,504,848       99.88%
37    10,001-20,000        41         518,399      589,660      100.00%       539,023,247       99.98%
38     over 20,000          3         130,967      589,663      100.00%       539,154,214      100.00%

                        WINTER (November through April)
-------------------------------------------------------------------------------
                                                  CUMULATIVE
                             --------------------------------------------------
 NUMBER                             BILLS                   CONSUMPTION
   OF        CONSUMPTION     -------------------       ------------------------
BILLS BY       kWh BY                      % of          Amount          % of         Line
  BLOCK         BLOCK         Number      Total           (kWh)         Total          No.
  -----       ----------     -------      ------       -----------      ------        ----
   (H)            (I)          (J)          (K)            (L)             (M)

  15,271              --      15,271        2.55%               --        0.00%         1
  16,499         389,675      31,770        5.30%          389,675        0.10%         2
  14,750       1,119,056      46,520        7.76%        1,508,731        0.37%         3
  16,550       2,090,400      63,070       10.52%        3,599,131        0.88%         4
  20,935       3,692,944      84,005       14.01%        7,292,075        1.79%         5
  25,767       5,828,303     109,772       18.30%       13,120,378        3.22%         6
  30,060       8,293,185     139,832       23.32%       21,413,563        5.25%         7
  32,708      10,654,519     172,540       28.77%       32,068,082        7.86%         8
  33,104      12,431,471     205,644       34.29%       44,499,553       10.91%         9
  32,816      13,960,432     238,460       39.76%       58,459,985       14.34%        10
  32,010      15,218,689     270,470       45.10%       73,678,674       18.07%        11
  30,040      15,776,309     300,510       50.11%       89,454,983       21.94%        12
  28,123      16,172,619     328,633       54.80%      105,627,602       25.90%        13
  25,777      16,114,869     354,410       59.09%      121,742,471       29.85%        14
  23,930      16,158,276     378,340       63.08%      137,900,747       33.82%        15
  21,479      15,573,574     399,819       66.66%      153,474,321       37.63%        16
  19,261      14,929,446     419,080       69.88%      168,403,767       41.30%        17
  17,566      14,492,553     436,646       72.81%      182,896,320       44.85%        18
  15,756      13,788,608     452,402       75.43%      196,684,928       48.23%        19
  14,083      13,029,337     466,485       77.78%      209,714,265       51.43%        20
  12,888      12,566,915     479,373       79.93%      222,281,180       54.51%        21
  21,753      22,815,530     501,126       83.56%      245,096,710       60.10%        22
  17,920      20,587,835     519,046       86.54%      265,684,545       65.15%        23
  14,270      17,814,439     533,316       88.92%      283,498,984       69.52%        24
  11,562      15,600,173     544,878       90.85%      299,099,157       73.35%        25
   9,538      13,815,654     554,416       92.44%      312,914,811       76.73%        26
   7,745      11,998,926     562,161       93.73%      324,913,737       79.68%        27
   6,355      10,478,978     568,516       94.79%      335,392,715       82.25%        28
   5,371       9,393,471     573,887       95.69%      344,786,186       84.55%        29
   4,265       7,882,744     578,152       96.40%      352,668,930       86.48%        30
   3,536       6,891,402     581,688       96.99%      359,560,332       88.17%        31
  10,151      22,462,617     591,839       98.68%      382,022,949       93.68%        32
   4,181      11,347,961     596,020       99.38%      393,370,910       96.46%        33
   2,693       9,105,339     598,713       99.83%      402,476,249       98.70%        34
     651       2,863,699     599,364       99.94%      405,339,948       99.40%        35
     365       2,224,533     599,729      100.00%      407,564,481       99.94%        36
      14         164,141     599,743      100.00%      407,728,622       99.98%        37
       1          68,240     599,744      100.00%      407,796,862      100.00%        38

Average Number of Customers:   98,277                    Average Number of Customers:     99,957
        Average Consumption:      914 kWh per bill               Average Consumption:        680 kWh per bill
         Median Consumption:      703 kWh per bill                Median Consumption:        549 kWh per bill


     SUPPORTING SCHEDULES:                        RECAP SCHEDULES:

                                                                    Schedule H-5
                                                                     Page 2 of 3
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
                                   BILL COUNT
                 BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE
                  TEST YEAR ENDED DECEMBER 31, 2002 UNADJUSTED

RATE SCHEDULE: E-12
DESCRIPTION:   Residential Electric Rate Applicable in All Territory Served by
               Company

                                                 SUMMER (May through October)
                      --------------------------------------------------------------------------------
                                                                       CUMULATIVE
                                                   ---------------------------------------------------
                       NUMBER                            BILLS                         CONSUMPTION
                        OF         CONSUMPTION     -------------------            --------------------
Line      BLOCK       BILLS BY        kWh BY                     % of            Amount          % of
 No.      (kWh)        BLOCK          BLOCK        Number        Total            (kWh)          Total
----      -----        ------      ----------      -------       -----            -----          -----
           (A)          (B)            (C)           (D)           (E)             (F)            (G)
 1          0          73,255               --        73,255        3.16%               --         0.00%
 2        1-50         79,014        1,750,788       152,269        6.58%        1,750,788         0.10%
 3       51-100        68,922        5,241,353       221,191        9.55%        6,992,141         0.39%
 4       101-150       74,784        9,409,201       295,975       12.78%       16,401,342         0.92%
 5       151-200       79,883       14,039,337       375,858       16.23%       30,440,678         1.71%
 6       201-250       85,385       19,279,079       461,243       19.92%       49,719,758         2.79%
 7       251-300       90,404       24,918,937       551,647       23.82%       74,638,695         4.19%
 8       301-350       94,469       30,766,628       646,116       27.90%      105,405,323         5.91%
 9       351-400       97,239       36,519,296       743,355       32.10%      141,924,619         7.96%
10       401-450       98,295       41,819,955       841,650       36.35%      183,744,574        10.30%
11       451-500       96,590       45,919,063       938,240       40.52%      229,663,637        12.88%
12       501-550       94,573       49,687,061     1,032,813       44.61%      279,350,698        15.67%
13       551-600       90,980       52,341,905     1,123,793       48.53%      331,692,602        18.60%
14       601-650       86,409       54,032,192     1,210,202       52.27%      385,724,794        21.63%
15       651-700       82,005       55,373,048     1,292,207       55.81%      441,097,843        24.74%
16       701-750       77,061       55,886,951     1,369,268       59.14%      496,984,794        27.87%
17       751-800       72,384       56,113,330     1,441,652       62.26%      553,098,124        31.02%
18       801-850       67,376       55,603,404     1,509,028       65.17%      608,701,527        34.14%
19       851-900       62,081       54,328,374     1,571,109       67.85%      663,029,901        37.18%
20       901-950       57,874       53,545,371     1,628,983       70.35%      716,575,273        40.19%
21      951-1,000      54,357       53,008,068     1,683,340       72.70%      769,583,340        43.16%
22     1,001-1,100     96,393      101,139,761     1,779,733       76.86%      870,723,101        48.83%
23     1,101-1,200     82,575       94,895,161     1,862,308       80.43%      965,618,262        54.15%
24     1,201-1,300     70,924       88,592,265     1,933,232       83.49%    1,054,210,527        59.12%
25     1,301-1,400     60,670       81,850,704     1,993,902       86.11%    1,136,061,231        63.71%
26     1,401-1,500     51,004       73,910,912     2,044,906       88.32%    1,209,972,143        67.86%
27     1,501-1,600     43,276       67,037,640     2,088,182       90.18%    1,277,009,783        71.62%
28     1,601-1,700     36,690       60,505,916     2,124,872       91.77%    1,337,515,699        75.01%
29     1,701-1,800     30,743       53,767,959     2,155,615       93.10%    1,391,283,658        78.03%
30     1,801-1,900     25,969       48,016,286     2,181,584       94.22%    1,439,299,944        80.72%
31     1,901-2,000     21,529       41,953,193     2,203,113       95.15%    1,481,253,136        83.07%
32     2,001-2,500     64,190      142,121,632     2,267,303       97.92%    1,623,374,768        91.04%
33     2,501-3,000     25,915       70,282,940     2,293,218       99.04%    1,693,657,708        94.98%
34     3,001-4,000     15,737       53,120,484     2,308,955       99.72%    1,746,778,192        97.96%
35     4,001-5,000      3,786       16,634,949     2,312,741       99.88%    1,763,413,141        98.90%
36    5,001-10,000      2,451       15,443,309     2,315,192       99.99%    1,778,856,450        99.76%
37   10,001-20,000        246        3,139,151     2,315,438      100.00%    1,781,995,601        99.94%
38     over 20,000         20        1,103,723     2,315,458      100.00%    1,783,099,324       100.00%

                        WINTER (November through April)
-------------------------------------------------------------------------------
                                                  CUMULATIVE
                             --------------------------------------------------
 NUMBER                             BILLS                   CONSUMPTION
   OF        CONSUMPTION     -------------------       ------------------------
BILLS BY       kWh BY                      % of          Amount          % of         Line
  BLOCK         BLOCK         Number      Total           (kWh)         Total          No.
  -----       ----------     -------      ------       -----------      ------        ----
   (H)            (I)          (J)          (K)            (L)            (M)

 56,841              --         56,841      2.42%                --       0.00%         1
 84,368       1,991,797        141,209      6.01%         1,991,797       0.15%         2
 80,417       6,112,355        221,626      9.43%         8,104,152       0.60%         3
 91,457      11,543,646        313,083     13.31%        19,647,798       1.44%         4
108,114      19,055,579        421,197     17.91%        38,703,377       2.84%         5
126,480      28,598,333        547,677     23.29%        67,301,710       4.94%         6
138,420      38,174,381        686,097     29.18%       105,476,091       7.75%         7
144,305      46,984,216        830,402     35.31%       152,460,307      11.20%         8
144,493      54,240,356        974,895     41.46%       206,700,663      15.18%         9
138,976      59,111,317      1,113,871     47.37%       265,811,980      19.53%        10
130,874      62,189,105      1,244,745     52.94%       328,001,085      24.10%        11
121,661      63,898,051      1,366,406     58.11%       391,899,136      28.79%        12
110,323      63,444,017      1,476,729     62.80%       455,343,153      33.45%        13
100,649      62,913,980      1,577,378     67.08%       518,257,133      38.07%        14
 89,351      60,320,476      1,666,729     70.88%       578,577,609      42.50%        15
 79,821      57,872,752      1,746,550     74.28%       636,450,361      46.76%        16
 70,389      54,555,609      1,816,939     77.27%       691,005,970      50.76%        17
 62,461      51,524,982      1,879,400     79.93%       742,530,952      54.55%        18
 54,890      48,030,183      1,934,290     82.26%       790,561,135      58.08%        19
 47,678      44,103,327      1,981,968     84.29%       834,664,462      61.32%        20
 42,480      41,413,573      2,024,448     86.09%       876,078,035      64.36%        21
 69,998      73,373,236      2,094,446     89.07%       949,451,271      69.75%        22
 53,677      61,642,109      2,148,123     91.35%     1,011,093,380      74.28%        23
 41,485      51,784,646      2,189,608     93.12%     1,062,878,026      78.08%        24
 32,199      43,424,711      2,221,807     94.49%     1,106,302,737      81.27%        25
 25,160      36,436,848      2,246,967     95.56%     1,142,739,585      83.95%        26
 19,577      30,309,086      2,266,544     96.39%     1,173,048,671      86.18%        27
 15,475      25,509,621      2,282,019     97.05%     1,198,558,292      88.05%        28
 12,336      21,575,341      2,294,355     97.57%     1,220,133,633      89.63%        29
  9,861      18,229,373      2,304,216     97.99%     1,238,363,006      90.97%        30
  8,055      15,693,907      2,312,271     98.33%     1,254,056,913      92.13%        31
 21,902      48,424,413      2,334,173     99.27%     1,302,481,326      95.68%        32
  8,848      24,026,027      2,343,021     99.64%     1,326,507,353      97.45%        33
  5,779      19,496,998      2,348,800     99.89%     1,346,004,351      98.88%        34
  1,481       6,538,043      2,350,281     99.95%     1,352,542,394      99.36%        35
  1,030       6,460,052      2,351,311    100.00%     1,359,002,446      99.84%        36
     96       1,187,240      2,351,407    100.00%     1,360,189,686      99.92%        37
     20       1,042,692      2,351,427    100.00%     1,361,232,378     100.00%        38

Average Number of Customers:  385,910                   Average Number of Customers:  391,905
        Average Consumption:      770 kWh per bill              Average Consumption:      579 kWh per bill
         Median Consumption:      620 kWh per bill               Median Consumption:      474 kWh per bill

SUPPORTING SCHEDULES:                   RECAP SCHEDULES:

                                                                    Schedule H-5
                                                                     Page 3 of 3
                                                                      June, 2003

                         ARIZONA PUBLIC SERVICE COMPANY
                                   BILL COUNT
                 BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE
                  TEST YEAR ENDED DECEMBER 31, 2002 UNADJUSTED

RATE SCHEDULE: ET-1
DESCRIPTION:   Residential Electric Rate Applicable in All Territory Served by
               Company

                                                 SUMMER (May through October)
                      --------------------------------------------------------------------------------
                                                                       CUMULATIVE
                                                   ---------------------------------------------------
                       NUMBER                            BILLS                         CONSUMPTION
                        OF         CONSUMPTION     -------------------            --------------------
Line      BLOCK       BILLS BY        kWh BY                     % of            Amount          % of
 No.      (kWh)        BLOCK          BLOCK        Number        Total            (kWh)          Total
----      -----        ------      ----------      -------       -----            -----          -----
           (A)          (B)            (C)           (D)           (E)             (F)            (G)
  1         0            7,585              --        7,585       0.46%                --         0.00%
  2       1-50           7,637         178,525       15,222       0.92%           178,525         0.01%
  3      51-100          6,530         496,872       21,752       1.31%           675,396         0.02%
  4      101-150         7,273         914,168       29,025       1.75%         1,589,564         0.06%
  5      151-200         7,677       1,347,547       36,702       2.22%         2,937,111         0.10%
  6      201-250         8,573       1,938,217       45,275       2.73%         4,875,328         0.17%
  7      251-300         9,621       2,656,523       54,896       3.31%         7,531,851         0.26%
  8      301-350        11,580       3,777,063       66,476       4.01%        11,308,914         0.39%
  9      351-400        13,484       5,072,267       79,960       4.83%        16,381,181         0.57%
 10      401-450        15,605       6,649,451       95,565       5.77%        23,030,632         0.80%
 11      451-500        18,059       8,600,082      113,624       6.86%        31,630,714         1.10%
 12      501-550        20,447      10,753,822      134,071       8.09%        42,384,536         1.47%
 13      551-600        22,808      13,135,174      156,879       9.47%        55,519,710         1.93%
 14      601-650        24,831      15,536,782      181,710      10.97%        71,056,492         2.47%
 15      651-700        26,390      17,834,100      208,100      12.56%        88,890,592         3.09%
 16      701-750        28,290      20,532,086      236,390      14.27%       109,422,677         3.80%
 17      751-800        29,705      23,043,368      266,095      16.06%       132,466,045         4.60%
 18      801-850        31,347      25,883,627      297,442      17.96%       158,349,672         5.50%
 19      851-900        33,007      28,907,105      330,449      19.95%       187,256,777         6.51%
 20      901-950        33,903      31,382,276      364,352      22.00%       218,639,053         7.60%
 21     951-1,000       34,914      34,063,038      399,266      24.10%       252,702,091         8.78%
 22    1,001-1,100      71,598      75,234,924      470,864      28.43%       327,937,015        11.40%
 23    1,101-1,200      74,220      85,404,894      545,084      32.91%       413,341,909        14.37%
 24    1,201-1,300      75,517      94,442,128      620,601      37.47%       507,784,037        17.65%
 25    1,301-1,400      75,492     101,939,961      696,093      42.02%       609,723,998        21.19%
 26    1,401-1,500      74,815     108,518,372      770,908      46.54%       718,242,370        24.96%
 27    1,501-1,600      73,567     114,045,355      844,475      50.98%       832,287,725        28.93%
 28    1,601-1,700      70,881     116,967,797      915,356      55.26%       949,255,522        32.99%
 29    1,701-1,800      67,851     118,757,552      983,207      59.36%     1,068,013,074        37.12%
 30    1,801-1,900      64,357     119,047,122    1,047,564      63.24%     1,187,060,196        41.26%
 31    1,901-2,000      59,820     116,644,620    1,107,384      66.85%     1,303,704,816        45.31%
 32    2,001-2,500     237,157     529,392,783    1,344,541      81.17%     1,833,097,599        63.71%
 33    2,501-3,000     144,889     395,145,141    1,489,430      89.92%     2,228,242,740        77.44%
 34    3,001-4,000     119,935     406,972,350    1,609,365      97.16%     2,635,215,090        91.58%
 35    4,001-5,000      31,466     138,185,012    1,640,831      99.06%     2,773,400,102        96.39%
 36    5,001-10,000     14,691      89,262,056    1,655,522      99.94%     2,862,662,158        99.49%
 37   10,001-20,000        794      10,052,066    1,656,316      99.99%     2,872,714,223        99.84%
 38    over 20,000         142       4,637,271    1,656,458     100.00%     2,877,351,495       100.00%




                        WINTER (November through April)
-------------------------------------------------------------------------------
                                                  CUMULATIVE
                             --------------------------------------------------
 NUMBER                             BILLS                   CONSUMPTION
   OF        CONSUMPTION     -------------------       ------------------------
BILLS BY       kWh BY                      % of          Amount          % of         Line
  BLOCK         BLOCK         Number      Total           (kWh)         Total          No.
  -----       ----------     -------      ------       -----------      ------        ----
   (H)            (I)         (J)          (K)            (L)            (M)
  6,809              --         6,809       0.42%              --        0.00%          1
  9,586         232,695        16,395       1.00%         232,695        0.01%          2
 10,102         773,257        26,497       1.62%       1,005,952        0.06%          3
 11,590       1,464,008        38,087       2.33%       2,469,960        0.14%          4
 14,925       2,638,932        53,012       3.25%       5,108,892        0.30%          5
 21,742       4,938,596        74,754       4.58%      10,047,488        0.59%          6
 30,365       8,403,076       105,119       6.44%      18,450,564        1.07%          7
 39,221      12,806,793       144,340       8.85%      31,257,357        1.82%          8
 47,483      17,858,413       191,823      11.76%      49,115,770        2.86%          9
 53,497      22,787,979       245,320      15.03%      71,903,749        4.19%         10
 57,333      27,276,914       302,653      18.55%      99,180,663        5.78%         11
 60,313      31,702,420       362,966      22.24%     130,883,083        7.62%         12
 62,320      35,874,982       425,286      26.06%     166,758,065        9.71%         13
 62,561      39,134,244       487,847      29.90%     205,892,309       11.99%         14
 63,388      42,816,076       551,235      33.78%     248,708,385       14.49%         15
 62,654      45,452,135       613,889      37.62%     294,160,520       17.13%         16
 61,596      47,762,998       675,485      41.39%     341,923,518       19.91%         17
 59,829      49,384,474       735,314      45.06%     391,307,992       22.79%         18
 58,504      51,215,473       793,818      48.65%     442,523,465       25.77%         19
 56,767      52,526,255       850,585      52.12%     495,049,720       28.83%         20
 54,757      53,409,876       905,342      55.48%     548,459,596       31.94%         21
102,311     107,386,373     1,007,653      61.75%     655,845,969       38.20%         22
 91,647     105,343,791     1,099,300      67.37%     761,189,760       44.33%         23
 81,432     101,747,026     1,180,732      72.36%     862,936,786       50.26%         24
 70,020      94,467,817     1,250,752      76.65%     957,404,603       55.76%         25
 60,837      88,168,811     1,311,589      80.38%   1,045,573,414       60.90%         26
 52,001      80,557,523     1,363,590      83.56%   1,126,130,937       65.59%         27
 43,919      72,438,414     1,407,509      86.25%   1,198,569,351       69.81%         28
 36,741      64,267,700     1,444,250      88.51%   1,262,837,051       73.55%         29
 31,136      57,571,994     1,475,386      90.41%   1,320,409,045       76.90%         30
 25,989      50,653,402     1,501,375      92.01%   1,371,062,447       79.85%         31
 76,636     169,580,354     1,578,011      96.70%   1,540,642,801       89.73%         32
 29,752      80,678,618     1,607,763      98.53%   1,621,321,419       94.43%         33
 17,400      58,642,270     1,625,163      99.59%   1,679,963,689       97.84%         34
  4,023      17,691,875     1,629,186      99.84%   1,697,655,564       98.87%         35
  2,401      15,023,128     1,631,587      99.99%   1,712,678,692       99.75%         36
    183       2,392,108     1,631,770     100.00%   1,715,070,800       99.89%         37
     50       1,930,644     1,631,820     100.00%   1,717,001,444      100.00%         38

Average Number of Customers: 276,076                   Average Number of Customers: 271,970
        Average Consumption:   1,737 kWh per bill              Average Consumption:   1,052 kWh per bill
         Median Consumption:   1,578 kWh per bill              Median Consumption:      920 kWh per bill

SUPPORTING SCHEDULES:                                  RECAP SCHEDULES: